UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2008

Date of reporting period: February 29, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Wealth Preservation Strategy

February 29, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 22, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”) for the semi-annual reporting period ended February 29, 2008. As of May 20, 2005, the Strategies invest in a combination of the AllianceBernstein Underlying Pooling Portfolios (“Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”).

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each). Within each of the value and growth components, the Strategy’s targeted blend is approximately 70% in Under-

lying Portfolios that invest in U.S. companies and the remaining 30% in underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to markets, but ordinarily only by +/- 5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Global Real Estate Investment Trust (REIT) Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations. Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AllianceBernstein Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Global REIT Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations. Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 7-9 show performance for each Strategy compared to its respective balanced benchmark for the six- and 12-month periods ended February 29, 2008. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Lehman Brothers (LB) U.S. Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB U.S. Aggregate Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 10. Additional performance for the Underlying Portfolios may be found on pages 17-20.

Performance was essentially negative for the Strategies and their benchmarks for both the six- and 12-month periods ended February 29, 2008. All of the Strategies’ Class A shares without sales charges underperformed their respective balanced benchmarks for both periods under review. All of the value Underlying Portfolios turned in negative performance for both periods, which contributed to the overall negative performance of the Strategies, in particular, the Wealth

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

Appreciation Strategy, an all-equity portfolio. Underperformance for both the Strategies and the benchmarks resulted from a significant decline in the financial markets. Fear of a meltdown in the financial markets pummeled equity markets and ballooned into a wholesale, often indiscriminate, investor flight from risk that showed little regard for geography, asset class or investment style.

The diversified approach of the Strategies minimized the decline in overall performance. International stocks, 30% of the Strategies’ portfolio, provided an important contribution to performance, in particular the underlying International Growth portfolio. For the 12-month period ended February 29, 2008, the underlying growth components outperformed the underlying value components of the Strategies. While the market punished global REITs, the performance of the Strategies’ Global REIT Underlying Portfolio for the 12-month period outperformed the broad REIT index, as measured by the FTSE EPRA/NAREIT Global RE Index. High-quality bonds also provided support as stocks faltered, aiding the Balanced Wealth and Wealth Preservation Strategies.

Market Review and Investment Strategy

The six- and 12-month periods ended February 29, 2008, were volatile for the global capital markets. U.S. stocks declined in the latter half of the 12-month period in the face of continued concerns about the ecomony, inflation and the credit market. Growth stocks outperformed value stocks during this time frame, as measured by the MSCI World Growth Index and the MSCI World Value Index. In 2008, the bond market faced its own share of uncertainty, causing a broad gap between the safest and riskiest sectors. Investors flocked to the perceived safety of Treasuries as the threat of a possible recession grew, while the speculative high-yield sector—and even municipal bonds—suffered from the continuing subprime mortgage fallout.

As always, the Strategies’ Blend Investment Policy Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment — the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will also allocate their investments to corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	-9.26%	-5.25%

Class B	-9.59%	-5.96%

Class C	-9.59%	-5.96%

Advisor Class*	-9.15%	-4.98%

Class R*	-9.39%	-5.59%

Class K*	-9.26%	-5.24%

Class I*	-9.08%	-4.95%

70% S&P 500 Stock Index/30% MSCI EAFE Index	-7.54%	-2.22%

S&P 500 Stock Index	-8.79%	-3.60%

MSCI EAFE Index (net)	-4.71%	0.84%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	-5.14%	-2.72%

Class B	-5.46%	-3.41%

Class C	-5.45%	-3.33%

Advisor Class*	-4.91%	-2.35%

Class R*	-5.28%	-3.07%

Class K*	-5.09%	-2.71%

Class I*	-4.93%	-2.39%

60% S&P 500 Stock Index/40% LB U.S. Aggregate Index	-3.12%	0.83%

S&P 500 Stock Index	-8.79%	-3.60%

LB U.S. Aggregate Index	5.67%	7.30%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Wealth Preservation Strategy
Class A	-0.82%	0.62%

Class B	-1.18%	-0.05%

Class C	-1.18%	-0.05%

Advisor Class*	-0.74%	0.92%

Class R*	-1.03%	0.28%

Class K*	-0.75%	0.64%

Class I*	-0.67%	0.98%

30% S&P 500 Stock Index/70% LB U.S. Aggregate Index	1.23%	4.10%

S&P 500 Stock Index	-8.79%	-3.60%

LB U.S. Aggregate Index	5.67%	7.30%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008
	Returns
	6 Months	12 Months

AllianceBernstein Global Real Estate Investment Portfolio	-9.87%	-16.70%
FTSE EPRA/NAREIT Global RE Index	-10.59%	-17.15%

AllianceBernstein High-Yield Portfolio	-1.93%	-3.43%
Lehman Brothers U.S. High Yield 2% Issuer Cap Index	-1.39%	-3.08%

AllianceBernstein Inflation-Protected Securities Portfolio	11.71%	15.17%
Lehman Brothers 1-10 Year TIPS Index	11.79%	15.24%

AllianceBernstein Intermediate Duration Bond Portfolio	4.34%	5.76%
Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

AllianceBernstein International Growth Portfolio	-0.19%	7.48%
MSCI EAFE Growth Index (net)	-1.20%	6.92%
MSCI AC World ex-U.S. Index (net)	-1.63%	7.34%

AllianceBernstein International Value Portfolio	-10.03%	-4.53%
MSCI EAFE Value Index (net)	-8.25%	-5.07%

AllianceBernstein Short Duration Bond Portfolio	1.64%	3.27%
Merrill Lynch 1-3 Year Treasury Index	5.93%	9.17%

AllianceBernstein Small-Mid Cap Growth Portfolio	-11.50%	-0.75%
Russell 2500 Growth Index	-8.82%	-4.27%

AllianceBernstein Small-Mid Cap Value Portfolio	-8.47%	-5.48%
Russell 2500 Value Index	-12.63%	-15.50%

AllianceBernstein U.S. Large Cap Growth Portfolio	-7.27%	0.29%
Russell 1000 Growth Index	-6.56%	0.40%

AllianceBernstein U.S. Value Portfolio	-13.47%	-10.57%
Russell 1000 Value Index	-10.38%	-7.91%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

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10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.25%	-9.26%
Since Inception*	10.06%	9.01%

Class B Shares
1 Year	-5.96%	-9.61%
Since Inception*	9.26%	9.26%

Class C Shares
1 Year	-5.96%	-6.87%
Since Inception*	9.26%	9.26%

Advisor Class Shares†
1 Year	-4.98%	-4.98%
Since Inception*	10.34%	10.34%

Class R Shares†
1 Year	-5.59%	-5.59%
Since Inception*	7.54%	7.54%

Class K Shares†
1 Year	-5.24%	-5.24%
Since Inception*	7.66%	7.66%

Class I Shares†
1 Year	-4.95%	-4.95%
Since Inception*	7.99%	7.99%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.11%, 1.83%, 1.81%, 0.81%, 1.48%, 1.17% and 0.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

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ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-11.34%
Since Inception*	8.69%

Class B Shares
1 Year	-11.61%
Since Inception*	8.94%

Class C Shares
1 Year	-8.93%
Since Inception*	8.94%

Advisor Class Shares†
1 Year	-7.05%
Since Inception*	10.02%

Class R Shares†
1 Year	-7.67%
Since Inception*	7.23%

Class K Shares†
1 Year	-7.38%
Since Inception*	7.24%

Class I Shares†
1 Year	-7.08%
Since Inception*	7.59%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-2.72%	-6.87%
Since Inception*	8.38%	7.34%

Class B Shares
1 Year	-3.41%	-7.13%
Since Inception*	7.60%	7.60%

Class C Shares
1 Year	-3.33%	-4.26%
Since Inception*	7.62%	7.62%

Advisor Class Shares†
1 Year	-2.35%	-2.35%
Since Inception*	8.72%	8.72%

Class R Shares†
1 Year	-3.07%	-3.07%
Since Inception*	6.38%	6.38%

Class K Shares†
1 Year	-2.71%	-2.71%
Since Inception*	6.52%	6.52%

Class I Shares†
1 Year	-2.39%	-2.39%
Since Inception*	6.88%	6.88%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.99%, 1.70%, 1.69%, 0.69%, 1.37%, 1.06% and 0.73% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-8.07%
Since Inception*	7.14%

Class B Shares
1 Year	-8.38%
Since Inception*	7.38%

Class C Shares
1 Year	-5.55%
Since Inception*	7.39%

Advisor Class Shares†
1 Year	-3.73%
Since Inception*	8.47%

Class R Shares†
1 Year	-4.37%
Since Inception*	6.16%

Class K Shares†
1 Year	-4.05%
Since Inception*	6.23%

Class I Shares†
1 Year	-3.74%
Since Inception*	6.58%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	0.62%	-3.69%
Since Inception*	6.37%	5.35%

Class B Shares
1 Year	-0.05%	-3.89%
Since Inception*	5.63%	5.63%

Class C Shares
1 Year	-0.05%	-1.01%
Since Inception*	5.61%	5.61%

Advisor Class Shares†
1 Year	0.92%	0.92%
Since Inception*	6.66%	6.66%

Class R Shares†
1 Year	0.28%	0.28%
Since Inception*	5.04%	5.04%

Class K Shares†
1 Year	0.64%	0.64%
Since Inception*	5.40%	5.40%

Class I Shares†
1 Year	0.98%	0.98%
Since Inception*	5.70%	5.70%

The Strategy’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.02%, 1.74%, 1.73%, 0.72%, 1.40%, 1.10% and 0.77% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-4.63%
Since Inception*	5.17%

Class B Shares
1 Year	-4.95%
Since Inception*	5.40%

Class C Shares
1 Year	-2.01%
Since Inception*	5.40%

Advisor Class Shares†
1 Year	-0.17%
Since Inception*	6.44%

Class R Shares†
1 Year	-0.82%
Since Inception*	4.82%

Class K Shares†
1 Year	-0.41%
Since Inception*	5.11%

Class I Shares†
1 Year	-0.10%
Since Inception*	5.42%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6 .

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF FEBRUARY 29, 2008
NAV/SEC Returns†

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-16.70%
Since Inception*	13.24%

AllianceBernstein High-Yield Portfolio
1 Year	-3.43%
Since Inception*	4.54%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	15.17%
Since Inception*	6.86%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.76%
Since Inception*	4.87%

AllianceBernstein International Growth Portfolio
1 Year	7.48%
Since Inception*	15.97%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF FEBRUARY 29, 2008
NAV/SEC Returns†

AllianceBernstein International Value Portfolio
1 Year	-4.53%
Since Inception*	17.73%

AllianceBernstein Short Duration Bond Portfolio
1 Year	3.27%
Since Inception*	3.73%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-0.75%
Since Inception*	11.12%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-5.48%
Since Inception*	7.41%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	0.29%
Since Inception*	6.61%

AllianceBernstein U.S. Value Portfolio
1 Year	-10.57%
Since Inception*	5.36%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
NAV/SEC Returns†

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-15.36%
Since Inception*	13.72%

AllianceBernstein High-Yield Portfolio
1 Year	-3.94%
Since Inception*	4.30%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	14.78%
Since Inception*	6.79%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.64%
Since Inception*	4.72%

AllianceBernstein International Growth Portfolio
1 Year	1.37%
Since Inception*	14.29%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
NAV/SEC Returns†

AllianceBernstein International Value Portfolio
1 Year	-5.40%
Since Inception*	17.52%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.42%
Since Inception*	3.12%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-3.12%
Since Inception*	10.56%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-7.16%
Since Inception*	7.59%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-2.04%
Since Inception*	6.11%

AllianceBernstein U.S. Value Portfolio
1 Year	-12.87%
Since Inception*	4.80%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios.

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Fund Expenses

FUND EXPENSES

(continued from previous page)

Wealth Appreciation Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$907.39	$5.03	1.06%
Hypothetical**	$1,000	$1,019.59	$5.32	1.06%
Class B
Actual	$1,000	$904.14	$8.47	1.79%
Hypothetical**	$1,000	$1,015.96	$8.97	1.79%
Class C
Actual	$1,000	$904.14	$8.38	1.77%
Hypothetical**	$1,000	$1,016.06	$8.87	1.77%
Advisor Class
Actual	$1,000	$908.46	$3.61	0.76%
Hypothetical**	$1,000	$1,021.08	$3.82	0.76%
Class R
Actual	$1,000	$906.09	$6.68	1.41%
Hypothetical**	$1,000	$1,017.85	$7.07	1.41%
Class K
Actual	$1,000	$907.38	$4.74	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class I
Actual	$1,000	$909.24	$3.37	0.71%
Hypothetical**	$1,000	$1,021.33	$3.57	0.71%

Balanced Wealth Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$948.56	$4.46	0.92%
Hypothetical**	$1,000	$1,020.29	$4.62	0.92%
Class B
Actual	$1,000	$945.43	$7.93	1.64%
Hypothetical**	$1,000	$1,016.71	$8.22	1.64%
Class C
Actual	$1,000	$945.46	$7.84	1.62%
Hypothetical**	$1,000	$1,016.81	$8.12	1.62%
Advisor Class
Actual	$1,000	$950.92	$3.01	0.62%
Hypothetical**	$1,000	$1,021.78	$3.12	0.62%
Class R
Actual	$1,000	$947.18	$6.20	1.28%
Hypothetical**	$1,000	$1,018.50	$6.42	1.28%
Class K
Actual	$1,000	$949.09	$4.22	0.87%
Hypothetical**	$1,000	$1,020.54	$4.37	0.87%
Class I
Actual	$1,000	$950.74	$2.81	0.58%
Hypothetical**	$1,000	$1,021.98	$2.92	0.58%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

Wealth Preservation Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$991.83	$4.75	0.96%
Hypothetical**	$1,000	$1,020.09	$4.82	0.96%
Class B
Actual	$1,000	$988.19	$8.30	1.68%
Hypothetical**	$1,000	$1,016.51	$8.42	1.68%
Class C
Actual	$1,000	$988.18	$8.21	1.66%
Hypothetical**	$1,000	$1,016.61	$8.32	1.66%
Advisor Class
Actual	$1,000	$992.59	$3.27	0.66%
Hypothetical**	$1,000	$1,021.58	$3.32	0.66%
Class R
Actual	$1,000	$989.73	$6.53	1.32%
Hypothetical**	$1,000	$1,018.30	$6.62	1.32%
Class K
Actual	$1,000	$992.52	$4.56	0.92%
Hypothetical**	$1,000	$1,020.29	$4.62	0.92%
Class I
Actual	$1,000	$993.34	$3.12	0.63%
Hypothetical**	$1,000	$1,021.73	$3.17	0.63%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,176.2

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 69-160. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 10. Additional performance for the Underlying Portfolios may be found on pages 17-20.

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,031.5

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 69-160. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 10. Additional performance for the Underlying Portfolios may be found on pages 17-20.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.47%. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Portfolio Summary

WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $935.8

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 69-160. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 10. Additional performance for the Underlying Portfolios may be found on pages 17-20.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 2.54%. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

Wealth Appreciation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 46,690,397)	$523,866,259
AllianceBernstein U.S. Value (shares of 50,135,018)	513,382,587
AllianceBernstein International Growth (shares of 23,022,091)	299,977,843
AllianceBernstein International Value (shares of 24,689,566)	298,743,748
AllianceBernstein Global Real Estate Investment (shares of 20,439,698)	217,682,782
AllianceBernstein Small-Mid Cap Value (shares of 14,837,894)	163,365,208
AllianceBernstein Small-Mid Cap Growth (shares of 13,341,591)	158,764,938

Total investments (cost $2,217,279,013)	2,175,783,365
Receivable for shares of beneficial interest sold	7,169,490

Total assets	2,182,952,855

Liabilities
Payable for shares of beneficial interest redeemed	3,602,324
Advisory fee payable	1,206,941
Distribution fee payable	868,580
Payable for investments purchased	863,840
Transfer Agent fee payable	43,131
Accrued expenses	199,297

Total liabilities	6,784,113

Net Assets	$2,176,168,742

Composition of Net Assets
Shares of beneficial interest, at par	$1,531
Additional paid-in capital	2,109,911,116
Distributions in excess of net investment income	(4,417,524)
Accumulated net realized gain on investment transactions	112,169,267
Net unrealized depreciation on investments	(41,495,648)

$2,176,168,742

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$873,030,294	61,221,827	$14.26	*

B	$324,987,432	23,060,363	$14.09

C	$415,601,983	29,486,310	$14.09

Advisor	$514,607,804	35,981,030	$14.30

R	$15,508,577	1,100,181	$14.10

K	$14,320,147	1,008,341	$14.20

I	$18,112,505	1,269,170	$14.27

*	The maximum offering price per share for Class A shares was $14.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

Balanced Wealth Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 89,126,282)	$893,045,349
AllianceBernstein U.S. Large Cap Growth (shares of 41,067,878)	460,781,592
AllianceBernstein U.S. Value (shares of 44,672,882)	457,450,310
AllianceBernstein Global Real Estate Investment (shares of 28,195,463)	300,281,685
AllianceBernstein International Growth (shares of 19,153,651)	249,572,077
AllianceBernstein International Value (shares of 19,995,249)	241,942,513
AllianceBernstein High Yield (shares of 23,199,047)	216,215,119
AllianceBernstein Small-Mid Cap Value (shares of 10,118,239)	111,401,810
AllianceBernstein Small-Mid Cap Growth (shares of 8,597,865)	102,314,592

Total investments (cost $3,051,320,095)	3,033,005,047
Receivable for shares of beneficial interest sold	8,917,470

Total assets	3,041,922,517

Liabilities
Payable for shares of beneficial interest redeemed	5,647,349
Payable for investments purchased	1,652,376
Distribution fee payable	1,552,826
Advisory fee payable	1,375,238
Transfer Agent fee payable	19,145
Accrued expenses	144,519

Total liabilities	10,391,453

Net Assets	$3,031,531,064

Composition of Net Assets
Shares of beneficial interest, at par	$2,379
Additional paid-in capital	2,954,772,512
Distributions in excess of net investment income	(2,044,085)
Accumulated net realized gain on investment transactions	97,115,306
Net unrealized depreciation on investments	(18,315,048)

$3,031,531,064

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,491,430,655	116,756,409	$12.77	*

B	$620,006,570	48,814,758	$12.70

C	$742,172,736	58,388,141	$12.71

Advisor	$120,663,600	9,422,329	$12.81

R	$14,623,242	1,146,527	$12.75

K	$14,350,881	1,124,581	$12.76

I	$28,283,380	2,213,454	$12.78

*	The maximum offering price per share for Class A shares was $13.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

Wealth Preservation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 25,823,209)	$258,748,556
AllianceBernstein Short Duration Bond (shares of 26,302,301)	256,973,480
AllianceBernstein Inflation Protected Securities (shares of 8,947,463)	95,469,434
AllianceBernstein Global Real Estate Investment (shares of 8,676,423)	92,403,908
AllianceBernstein U.S. Large Cap Growth (shares of 6,176,039)	69,295,158
AllianceBernstein U.S. Value (shares of 6,613,835)	67,725,668
AllianceBernstein International Value (shares of 2,925,656)	35,400,442
AllianceBernstein International Growth (shares of 2,704,517)	35,239,858
AllianceBernstein Small-Mid Cap Value (shares of 1,025,994)	11,296,198
AllianceBernstein Small-Mid Cap Growth (shares of 930,066)	11,067,779

Total investments (cost $929,798,241)	933,620,481
Receivable for shares of beneficial interest sold	5,735,856

Total assets	939,356,337

Liabilities
Payable for shares of beneficial interest redeemed	2,025,748
Payable for investments purchased	528,160
Distribution fee payable	492,919
Advisory fee payable	433,220
Transfer Agent fee payable	8,112
Accrued expenses	105,585

Total liabilities	3,593,744

Net Assets	$935,762,593

Composition of Net Assets
Shares of beneficial interest, at par	$809
Additional paid-in capital	916,204,566
Distributions in excess of net investment income	(441,128)
Accumulated net realized gain on investment transactions	16,176,106
Net unrealized appreciation on investments	3,822,240

$935,762,593

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$445,717,518	38,416,343	$11.60	*

B	$185,773,175	16,100,076	$11.54

C	$261,102,669	22,640,251	$11.53

Advisor	$28,849,627	2,483,836	$11.61

R	$9,572,230	823,565	$11.62

K	$1,879,368	162,028	$11.60

I	$2,868,006	247,324	$11.60

*	The maximum offering price per share for Class A shares was $12.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Statement of Net Assets

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2008 (unaudited)

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Wealth Preservation Strategy
Investment Income
Income distributions from Underlying Portfolios	$50,143,328	$85,349,776	$28,237,632

Expenses
Advisory fee (see Note B)	7,533,075	8,395,362	2,495,318
Distribution fee—Class A	1,407,756	2,334,887	643,465
Distribution fee—Class B	1,826,566	3,309,449	907,725
Distribution fee—Class C	2,265,216	3,907,060	1,275,222
Distribution fee—Class R	36,226	32,403	24,823
Distribution fee—Class K	20,010	19,604	2,328
Transfer agency—Class A	421,882	551,191	133,012
Transfer agency—Class B	211,989	304,796	73,350
Transfer agency—Class C	224,830	302,019	85,157
Transfer agency—Advisor Class	229,475	40,921	8,822
Transfer agency—Class R	16,437	14,869	11,240
Transfer agency—Class K	5,948	5,777	687
Transfer agency—Class I	3,549	4,610	470
Registration	98,367	124,873	84,765
Printing	88,648	90,558	25,164
Custodian	34,116	34,239	34,145
Legal	26,076	25,275	26,420
Trustees’ fees	22,220	22,402	22,225
Audit	19,184	19,335	20,482
Miscellaneous	20,682	27,104	10,094

Total expenses	14,512,252	19,566,734	5,884,914
Less: expense offset arrangement (see Note B)	(54,286)	(59,456)	(15,681)

Net expenses	14,457,966	19,507,278	5,869,233

Net investment income	35,685,362	65,842,498	22,368,399

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares	2,247,832	(178,853)	690,874
Net realized gain distributions from Underlying Portfolios	110,916,621	98,963,991	16,021,606
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(371,691,054)	(336,303,739)	(49,463,456)

Net loss on investment transactions	(258,526,601)	(237,518,601)	(32,750,976)

Net Decrease in Net Assets from Operations	$(222,841,239)	$(171,676,103)	$(10,382,577)

See notes to financial statements.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$35,685,362	$28,402,687
Net realized gain on sale of Underlying Portfolio shares	2,247,832	8,512,376
Net realized gain distributions from Underlying Portfolios	110,916,621	31,923,782
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(371,691,054)	165,659,404

Net increase (decrease) in net assets from operations	(222,841,239)	234,498,249
Dividends and Distributions to Shareholders from
Net investment income
Class A	(18,415,298)	(12,404,360)
Class B	(4,705,664)	(4,251,189)
Class C	(5,858,499)	(4,249,662)
Advisor Class	(10,776,194)	(7,245,182)
Class R	(251,308)	(140,945)
Class K	(311,539)	(236,786)
Class I	(427,579)	(395,548)
Net realized gain on investment transactions
Class A	(16,650,253)	(1,534,994)
Class B	(6,496,112)	(735,037)
Class C	(8,087,587)	(734,750)
Advisor Class	(8,542,473)	(802,642)
Class R	(256,751)	(18,108)
Class K	(285,325)	(28,262)
Class I	(341,822)	(43,950)
Transactions in Shares of Beneficial Interest
Net increase	243,776,498	670,810,015

Total increase (decrease)	(60,471,145)	872,486,849
Net Assets
Beginning of period	2,236,639,887	1,364,153,038

End of period (including undistributed/(distributions in excess of) net investment income of ($4,417,524) and $643,195, respectively)	$2,176,168,742	$2,236,639,887

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Statement of Changes in Net Assets

STATEMENT OF CHANGES IN NET ASSETS

	Balanced Wealth Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$65,842,498	$61,282,111
Net realized gain (loss) on sale of Underlying Portfolio shares	(178,853)	2,849,287
Net realized gain distributions from Underlying Portfolios	98,963,991	29,904,234
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(336,303,739)	143,124,607

Net increase (decrease) in net assets from operations	(171,676,103)	237,160,239
Dividends and Distributions to Shareholders from
Net investment income
Class A	(36,947,548)	(32,816,699)
Class B	(13,297,347)	(11,877,652)
Class C	(15,737,752)	(11,955,265)
Advisor Class	(2,707,789)	(3,011,002)
Class R	(272,375)	(141,602)
Class K	(353,259)	(344,110)
Class I	(717,209)	(679,882)
Net realized gain on investment transactions
Class A	(16,734,186)	(1,450,878)
Class B	(7,098,958)	(697,389)
Class C	(8,429,522)	(686,158)
Advisor Class	(1,122,553)	(111,072)
Class R	(137,759)	(6,455)
Class K	(158,717)	(17,040)
Class I	(319,054)	(28,730)
Transactions in Shares of Beneficial Interest
Net increase	261,001,263	948,013,774

Total increase (decrease)	(14,708,868)	1,121,350,079
Net Assets
Beginning of period	3,046,239,932	1,924,889,853

End of period (including undistributed/(distributions in excess of) net investment income of ($2,044,085) and $2,146,696, respectively)	$3,031,531,064	$3,046,239,932

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes In Net Assets

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Preservation Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,368,399	$19,079,738
Net realized gain on sale of Underlying Portfolio shares	690,874	1,840,386
Net realized gain distributions from Underlying Portfolios	16,021,606	5,011,873
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(49,463,456)	18,312,471

Net increase (decrease) in net assets from operations	(10,382,577)	44,244,468
Dividends and Distributions to Shareholders from
Net investment income
Class A	(12,233,404)	(9,752,804)
Class B	(4,576,683)	(3,519,616)
Class C	(6,501,033)	(4,114,191)
Advisor Class	(764,771)	(861,015)
Class R	(263,064)	(177,960)
Class K	(52,544)	(74,011)
Class I	(85,366)	(93,154)
Net realized gain on investment transactions
Class A	(3,456,960)	(623,287)
Class B	(1,469,895)	(285,684)
Class C	(2,104,000)	(328,068)
Advisor Class	(202,421)	(49,451)
Class R	(79,588)	(10,576)
Class K	(14,821)	(5,784)
Class I	(23,278)	(5,578)
Transactions in Shares of Beneficial Interest
Net increase	135,265,235	256,872,157

Total increase	93,054,830	281,215,446
Net Assets
Beginning of period	842,707,763	561,492,317

End of period (including undistributed/(distributions in excess of) net investment income of ($441,128) and $1,667,338, respectively)	$935,762,593	$842,707,763

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2008 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

2. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Wealth Preservation	.55%	.45%	.40%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Notes to Financial Statements

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%	1.70%	1.45%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%
Wealth Preservation	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%

For the six months ended February 29, 2008, there was no such reimbursement.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $609,805, $643,709 and $159,354 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 29, 2008.

For the six months ended February 29, 2008, the Strategies’ expenses were reduced by $54,286, $59,456 and $15,681 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 29, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$205,967	$15,194	$287,031	$69,480
Balanced Wealth	369,879	15,481	584,209	122,524
Wealth Preservation	157,526	6,016	200,286	56,350

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

and servicing fees to the Distributor at an annual rate of up to .50% of each Strategy’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategy’s average daily net assets attributable to Class A shares. The Plans provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 29, 2008 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$377,117,141	$68,105,232
Balanced Wealth	389,937,088	65,598,292
Wealth Preservation	153,961,936	14,533,957

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$40,085,895	$(81,581,543)	$(41,495,648)
Balanced Wealth	59,757,368	(78,072,416)	(18,315,048)
Wealth Preservation	17,962,592	(14,140,352)	3,822,240

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class A
Shares sold	9,847,275	25,577,229	$158,390,842	$406,630,560

Shares issued in reinvestment of dividends and distributions	2,125,231	849,791	32,919,860	13,112,273

Shares converted from Class B	559,448	960,794	8,948,733	15,418,170

Shares redeemed	(6,851,455)	(8,440,482)	(107,692,552)	(134,159,282)

Net increase	5,680,499	18,947,332	$92,566,883	$301,001,721

Class B
Shares sold	2,195,712	7,330,796	$34,713,732	$114,807,784

Shares issued in reinvestment of dividends and distributions	677,919	301,164	10,392,496	4,604,797

Shares converted to Class A	(566,885)	(972,771)	(8,948,733)	(15,418,170)

Shares redeemed	(1,967,436)	(2,352,115)	(30,273,819)	(36,892,935)

Net increase	339,310	4,307,074	$5,883,676	$67,101,476

Class C
Shares sold	4,240,797	12,707,228	$67,295,483	$199,849,446

Shares issued in reinvestment of dividends and distributions	691,732	239,310	10,604,313	3,656,651

Shares redeemed	(2,809,562)	(2,802,934)	(43,397,119)	(44,180,877)

Net increase	2,122,967	10,143,604	$34,502,677	$159,325,220

Advisor Class
Shares sold	10,350,817	17,003,483	$161,040,658	$271,199,280

Shares issued in reinvestment of dividends and distributions	1,200,732	499,049	18,635,353	7,715,294

Shares redeemed	(4,718,729)	(9,159,612)	(76,426,208)	(147,723,147)

Net increase	6,832,820	8,342,920	$103,249,803	$131,191,427

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class R
Shares sold	429,561	412,455	$6,677,307	$6,619,150

Shares issued in reinvestment of dividends and distributions	33,163	10,402	508,056	159,051

Shares redeemed	(141,730)	(77,013)	(2,155,944)	(1,225,876)

Net increase	320,994	345,844	$5,029,419	$5,552,325

Class K
Shares sold	103,888	450,721	$1,627,389	$7,023,459

Shares issued in reinvestment of dividends and distributions	38,707	17,244	596,860	265,045

Shares redeemed	(86,990)	(62,251)	(1,268,715)	(988,605)

Net increase	55,605	405,714	$955,534	$6,299,899

Class I
Shares sold	160,431	198,464	$2,584,958	$3,118,257

Shares issued in reinvestment of dividends and distributions	49,449	28,274	765,968	436,277

Shares redeemed	(107,564)	(201,552)	(1,762,420)	(3,216,587)

Net increase	102,316	25,186	$1,588,506	$337,947

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class A
Shares sold	18,753,557	47,048,485	$258,933,676	$647,582,485

Shares issued in reinvestment of dividends and distributions	3,753,834	2,399,176	50,772,607	32,593,187

Shares converted from Class B	824,233	1,225,974	11,322,970	16,980,416

Shares redeemed	(12,914,052)	(17,036,598)	(175,148,033)	(234,651,005)

Net increase	10,417,572	33,637,037	$145,881,220	$462,505,083

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class B
Shares sold	5,018,391	16,766,743	$68,736,036	$229,495,465

Shares issued in reinvestment of dividends and distributions	1,394,343	848,408	18,735,972	11,457,397

Shares converted to Class A	(828,304)	(1,231,891)	(11,322,970)	(16,980,416)

Shares redeemed	(3,569,007)	(5,152,274)	(48,014,661)	(70,567,518)

Net increase	2,015,423	11,230,986	$28,134,377	$153,404,928

Class C
Shares sold	8,127,155	25,893,088	$111,832,102	$355,277,439

Shares issued in reinvestment of dividends and distributions	1,300,889	656,397	17,490,854	8,886,800

Shares redeemed	(5,185,546)	(5,248,169)	(69,872,920)	(72,021,607)

Net increase	4,242,498	21,301,316	$59,450,036	$292,142,632

Advisor Class
Shares sold	2,996,917	4,570,484	$39,615,922	$62,998,739

Shares issued in reinvestment of dividends and distributions	244,394	202,702	3,316,270	2,761,286

Shares redeemed	(1,902,491)	(3,189,303)	(26,081,364)	(44,291,920)

Net increase	1,338,820	1,583,883	$16,850,828	$21,468,105

Class R
Shares sold	514,445	877,529	$7,035,627	$12,155,016

Shares issued in reinvestment of dividends and distributions	30,416	10,871	410,134	148,057

Shares redeemed	(494,926)	(75,946)	(6,809,707)	(1,057,374)

Net increase	49,935	812,454	$636,054	$11,245,699

Class K
Shares sold	264,256	808,151	$3,741,730	$10,828,453

Shares issued in reinvestment of dividends and distributions	37,902	26,608	511,973	361,146

Shares redeemed	(284,869)	(287,307)	(3,998,853)	(3,892,214)

Net increase	17,289	547,452	$254,850	$7,297,385

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class I
Shares sold	753,288	321,499	$10,807,165	$4,424,864

Shares issued in reinvestment of dividends and distributions	76,336	51,393	1,030,726	695,882

Shares redeemed	(149,416)	(373,194)	(2,043,993)	(5,170,804)

Net increase (decrease)	680,208	(302)	$9,793,898	$(50,058)

	Wealth Preservation Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class A
Shares sold	9,228,133	16,017,468	$110,988,127	$193,309,186

Shares issued in reinvestment of dividends and distributions	1,229,175	822,120	14,582,500	9,805,153

Shares converted from Class B	152,551	150,179	1,835,916	1,818,662

Shares redeemed	(5,162,472)	(7,039,535)	(62,064,550)	(84,772,879)

Net increase	5,447,387	9,950,232	$65,341,993	$120,160,122

Class B
Shares sold	2,835,048	5,234,389	$33,810,237	$62,924,998

Shares issued in reinvestment of dividends and distributions	472,400	293,641	5,574,009	3,486,049

Shares converted to Class A	(153,301)	(150,880)	(1,835,916)	(1,818,662)

Shares redeemed	(1,344,381)	(1,824,827)	(16,060,029)	(21,885,936)

Net increase	1,809,766	3,552,323	$21,488,301	$42,706,449

Class C
Shares sold	5,347,816	10,217,127	$64,299,807	$122,791,800

Shares issued in reinvestment of dividends and distributions	607,384	304,901	7,159,040	3,618,826

Shares redeemed	(2,429,671)	(3,083,323)	(28,891,016)	(37,005,130)

Net increase	3,525,529	7,438,705	$42,567,831	$89,405,496

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Notes to Financial Statements

	Wealth Preservation Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Advisor Class
Shares sold	980,836	1,153,272	$11,630,490	$13,901,401

Shares issued in reinvestment of dividends and distributions	73,120	70,526	868,371	840,905

Shares redeemed	(661,024)	(1,236,738)	(7,909,639)	(14,992,246)

Net increase (decrease)	392,932	(12,940)	$4,589,222	$(249,940)

Class R
Shares sold	145,953	782,231	$1,753,210	$9,608,811

Shares issued in reinvestment of dividends and distributions	28,831	15,748	342,652	188,536

Shares redeemed	(155,039)	(432,253)	(1,848,561)	(5,254,826)

Net increase	19,745	365,726	$247,301	$4,542,521

Class K
Shares sold	15,963	186,478	$190,108	$2,200,741

Shares issued in reinvestment of dividends and distributions	5,683	6,718	67,364	79,793

Shares redeemed	(6,337)	(132,271)	(75,812)	(1,577,686)

Net increase	15,309	60,925	$181,660	$702,848

Class I
Shares sold	77,391	61,069	$942,860	$733,454

Shares issued in reinvestment of dividends and distributions	9,173	8,289	108,644	98,732

Shares redeemed	(17,036)	(100,875)	(202,577)	(1,227,525)

Net increase (decrease)	69,528	(31,517)	$848,927	$(395,339)

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 29, 2008.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

	August 31, 2007	August 31, 2006
Wealth Appreciation Strategy
Distributions paid from:
Ordinary income	$29,450,394	$2,001,260
Long-term capital gains	3,371,021	1,749,588

Total taxable distributions	32,821,415	3,750,848

Total distributions paid	$32,821,415	$3,750,848

Balanced Wealth Strategy
Distributions paid from:
Ordinary income	$60,992,752	$23,280,520
Long-term capital gains	2,831,182	4,430,554

Total taxable distributions	63,823,934	27,711,074

Total distributions paid	$63,823,934	$27,711,074

Wealth Preservation Strategy
Distributions paid from:
Ordinary income	$19,063,785	$8,301,976
Long-term capital gains	837,394	221,942

Total taxable distributions	19,901,179	8,523,918

Total distributions paid	$19,901,179	$8,523,918

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$643,195	$39,805,392	$330,055,151	$370,503,738
Balanced Wealth	2,146,693	33,342,328	316,977,283	352,466,304
Wealth Preservation	1,667,337	7,027,740	53,072,546	61,767,623

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On February 29, 2008, the Strategies implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Strategies’ tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Strategies’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 16.32		$ 14.39		$ 12.74		$ 10.91		$ 10.00

Income From Investment Operations
Net investment income(b)	.27		.27		.06		.04	(c)	.03	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.74)		2.00		1.67		1.88		.91

Net increase (decrease) in net asset value from operations	(1.47)		2.27		1.73		1.92		.94

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.30)		(.05)		(.07)		(.03)
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.59)		(.34)		(.08)		(.09)		(.03)

Net asset value, end of period	$ 14.26		$ 16.32		$ 14.39		$ 12.74		$ 10.91

Total Return
Total investment return based on net asset value(e)	(9.26)%		15.88%		13.64%		17.68%		9.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$873,030		$906,379		$526,745		$261,218		$91,136
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06	%(f)(g)	1.07	%(g)	1.13	%(g)(h)	1.33	%(g)	1.55	%(f)
Expenses, before waivers/reimbursements	1.06	%(f)(g)	1.07	%(g)	1.13	%(g)(h)	1.33	%(g)	2.03	%(f)
Net investment income	3.31	%(f)	1.68%		.41	%(h)	.35	%(c)	.33	%(c)(d)(f)
Portfolio turnover rate	3%		5%		1%		32%		28%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 16.08		$ 14.21		$ 12.62		$ 10.84		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.20		.17		(.04)		(.04	)(c)	(.04	)(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.70)		1.95		1.66		1.86		.90

Net increase (decrease) in net asset value from operations	(1.50)		2.12		1.62		1.82		.86

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.21)		– 0	–	(.02)		(.02)
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.49)		(.25)		(.03)		(.04)		(.02)

Net asset value, end of period	$ 14.09		$ 16.08		$ 14.21		$ 12.62		$ 10.84

Total Return
Total investment return based on net asset value(e)	(9.59)%		15.02%		12.85%		16.82%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$324,987		$365,429		$261,738		$156,524		$72,092
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.79	%(f)(g)	1.79	%(g)	1.85	%(g)(h)	2.04	%(g)	2.24	%(f)
Expenses, before waivers/reimbursements	1.79	%(f)(g)	1.79	%(g)	1.85	%(g)(h)	2.04	%(g)	2.75	%(f)
Net investment income (loss)	2.58	%(f)	1.05%		(.32	)%(h)	(.33	)%(c)	(.36	)%(c)(d)(f)
Portfolio turnover rate	3%		5%		1%		32%		28%

See footnote summary on page 67.

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 16.08		$ 14.21		$ 12.62		$ 10.84		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.21		.15		(.04)		(.04	) (c)	(.04	)(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.71)		1.97		1.66		1.86		.90

Net increase (decrease) in net asset value from operations	(1.50)		2.12		1.62		1.82		.86

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.21)		– 0	–	(.02)		(.02)
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.49)		(.25)		(.03)		(.04)		(.02)

Net asset value, end of period	$ 14.09		$ 16.08		$ 14.21		$ 12.62		$ 10.84

Total Return
Total investment return based on net asset value(e)	(9.59)%		15.02%		12.85%		16.82%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$415,602		$440,098		$244,732		$114,591		$50,779
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.77	%(f)(g)	1.77	%(g)	1.83	%(g)(h)	2.03	%(g)	2.25	%(f)
Expenses, before waivers/reimbursements	1.77	%(f)(g)	1.77	%(g)	1.83	%(g)(h)	2.03	%(g)	2.76	%(f)
Net investment income (loss)	2.60	%(f)	.96%		(.30	)%(h)	(.32	)%(c)	(.38	)%(c)(d)(f)
Portfolio turnover rate	3%		5%		1%		32%		28%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 16.39		$ 14.44		$ 12.77		$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(b)	.27		.32		.09		.08	(c)	.06	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.72)		2.00		1.69		1.88		.89

Net increase (decrease) in net asset value from operations	(1.45)		2.32		1.78		1.96		.95

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.33)		(.08)		(.09)		(.03)
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.64)		(.37)		(.11)		(.11)		(.03)

Net asset value, end of period	$ 14.30		$ 16.39		$ 14.44		$ 12.77		$ 10.92

Total Return
Total investment return based on net asset value(e)	(9.15)%		16.23%		13.99%		18.04%		9.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$514,608		$477,616		$300,451		$106,973		$37,645
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.76	%(f)(g)	.77	%(g)	.82	%(g)(h)	1.02	%(g)	1.28	%(f)
Expenses, before waivers/reimbursements	.76	%(f)(g)	.77	%(g)	.82	%(g)(h)	1.02	%(g)	1.84	%(f)
Net investment income	3.41	%(f)	2.00%		.67	%(h)	.66	%(c)	.58	%(c)(d)(f)
Portfolio turnover rate	3%		5%		1%		32%		28%

See footnote summary on page 67.

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						February 17, 2004(i) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 16.13		$ 14.27		$ 12.69		$ 10.89		$ 11.29

Income From Investment Operations
Net investment income (loss)(b)	.22		.20		(.04)		(.02	)(c)	.02	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)		1.99		1.71		1.91		(.42)

Net increase (decrease) in net asset value from operations	(1.47)		2.19		1.67		1.89		(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.29)		(.06)		(.07)		– 0	–
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.56)		(.33)		(.09)		(.09)		– 0	–

Net asset value, end of period	$ 14.10		$ 16.13		$ 14.27		$ 12.69		$ 10.89

Total Return
Total investment return based on net asset value(e)	(9.39)%		15.44%		13.20%		17.37%		(3.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,509		$12,568		$6,185		$117		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.41	%(f)(g)	1.44	%(g)	1.46	%(g)(h)	1.67	%(g)	1.70	%(f)
Expenses, before waivers/reimbursements	1.41	%(f)(g)	1.44	%(g)	1.46	%(g)(h)	1.67	%(g)	2.18	%(f)
Net investment income (loss)	2.82	%(f)	1.26%		(.33	)%(h)	(.17	)%(c)	.32	%(c)(f)
Portfolio turnover rate	3%		5%		1%		32%		28%
See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,			March 1, 2005(i) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 16.25		$ 14.35	$ 12.74		$ 12.19

Income From Investment Operations
Net investment income(b)	.27		.27	.05		.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.73)		1.98	1.68		.54

Net increase (decrease) in net asset value from operations	(1.46)		2.25	1.73		.55

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.31)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(.28)		(.04)	(.03)		– 0	–

Total dividends and distributions	(.59)		(.35)	(.12)		– 0	–

Net asset value, end of period	$ 14.20		$ 16.25	$ 14.35		$ 12.74

Total Return
Total investment return based on net asset value(e)	(9.26)%		15.80%	13.60%		4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,320		$15,478	$7,850		$10
Ratio to average net assets of:
Expenses(g)	1.00	%(f)	1.13%	1.15	%(h)	1.35	%(f)
Net investment income	3.37	%(f)	1.67%	.38	%(h)	.24	%(f)
Portfolio turnover rate	3%		5%	1%		32%

See footnote summary on page 67.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,			March 1, 2005(i) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 16.34		$ 14.41	$ 12.75		$ 12.19

Income From Investment Operations
Net investment income(b)	.29		.34	.13		.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.73)		1.96	1.65		.53

Net increase (decrease) in net asset value from operations	(1.44)		2.30	1.78		.56

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.33)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(.28)		(.04)	(.03)		– 0	–

Total dividends and distributions	(.63)		(.37)	(.12)		– 0	–

Net asset value, end of period	$ 14.27		$ 16.34	$ 14.41		$ 12.75

Total Return
Total investment return based on net asset value(e)	(9.08)%		16.11%	14.03%		4.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,113		$19,072	$16,452		$10
Ratio to average net assets of:
Expenses(g)	.71	%(f)	.80%	.84	%(h)	1.05	%(f)
Net investment income	3.63	%(f)	2.12%	.98	%(h)	.54	%(f)
Portfolio turnover rate	3%		5%	1%		32%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 13.94		$ 12.86		$ 11.96		$ 10.78		$ 10.00

Income From Investment Operations
Net investment income(b)	.31		.37		.24		.17	(c)	.15	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.00)		1.12		.93		1.24		.73

Net increase (decrease) in net asset value from operations	(.69)		1.49		1.17		1.41		.88

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.39)		(.23)		(.22)		(.10)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.48)		(.41)		(.27)		(.23)		(.10)

Net asset value, end of period	$ 12.77		$ 13.94		$ 12.86		$ 11.96		$ 10.78

Total Return
Total investment return based on net asset value(e)	(5.14)%		11.68%		9.94%		13.22%		8.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,491,431		$1,481,913		$934,926		$522,962		$185,724
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(f)(g)	.95	%(g)	.99	%(g)(h)	1.13	%(g)	1.25	%(f)
Expenses, before waivers/reimbursements	.92	%(f)(g)	.95	%(g)	.99	%(g)(h)	1.13	%(g)	1.67	%(f)
Net investment income	4.47	%(f)	2.72%		1.91	%(h)	1.45	%(c)	1.57	%(c)(d)(f)
Portfolio turnover rate	2%		3%		1%		59%		59%

See footnote summary on page 67.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 13.86		$ 12.80		$ 11.91		$ 10.74		$ 10.00

Income From Investment Operations
Net investment income(b)	.26		.28		.15		.09	(c)	.09	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.99)		1.10		.93		1.24		.71

Net increase (decrease) in net asset value from operations	(.73)		1.38		1.08		1.33		.80

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.30)		(.15)		(.15)		(.06)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.43)		(.32)		(.19)		(.16)		(.06)

Net asset value, end of period	$ 12.70		$ 13.86		$ 12.80		$ 11.91		$ 10.74

Total Return
Total investment return based on net asset value(e)	(5.46)%		10.85%		9.16%		12.46%		8.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$620,006		$648,527		$455,131		$276,275		$123,265
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64	%(f)(g)	1.66	%(g)	1.71	%(g)(h)	1.84	%(g)	1.95	%(f)
Expenses, before waivers/reimbursements	1.64	%(f)(g)	1.66	%(g)	1.71	%(g)(h)	1.84	%(g)	2.37	%(f)
Net investment income	3.75	%(f)	2.04%		1.20	%(h)	.75	%(c)	.88	%(c)(d)(f)
Portfolio turnover rate	2%		3%		1%		59%		59%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 13.87		$ 12.80		$ 11.91		$ 10.74		$ 10.00

Income From Investment Operations
Net investment income(b)	.26		.27		.15		.09	(c)	.08	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.99)		1.12		.93		1.24		.72

Net increase (decrease) in net asset value from operations	(.73)		1.39		1.08		1.33		.80

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.30)		(.15)		(.15)		(.06)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.43)		(.32)		(.19)		(.16)		(.06)

Net asset value, end of period	$ 12.71		$ 13.87		$ 12.80		$ 11.91		$ 10.74

Total Return
Total investment return based on net asset value(e)	(5.45)%		10.92%		9.16%		12.46%		8.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$742,173		$750,829		$420,484		$203,262		$85,171
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(f)(g)	1.65	%(g)	1.70	%(g)(h)	1.83	%(g)	1.96	%(f)
Expenses, before waivers/reimbursements	1.62	%(f)(g)	1.65	%(g)	1.70	%(g)(h)	1.83	%(g)	2.38	%(f)
Net investment income	3.78	%(f)	1.99%		1.22	%(h)	.76	%(c)	.85	%(c)(d)(f)
Portfolio turnover rate	2%		3%		1%		59%		59%

See footnote summary on page 67.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 13.97		$ 12.89		$ 11.98		$ 10.79		$ 10.00

Income From Investment Operations
Net investment income(b)	.30		.42		.27		.20	(c)	.19	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.96)		1.11		.95		1.25		.72

Net increase (decrease) in net asset value from operations	(.66)		1.53		1.22		1.45		.91

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.43)		(.27)		(.25)		(.12)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.50)		(.45)		(.31)		(.26)		(.12)

Net asset value, end of period	$ 12.81		$ 13.97		$ 12.89		$ 11.98		$ 10.79

Total Return
Total investment return based on net asset value(e)	(4.91)%		11.98%		10.31%		13.60%		9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120,664		$112,934		$83,781		$53,679		$15,790
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.62	%(f)(g)	.65	%(g)	.69	%(g)(h)	.84	%(g)	.98	%(f)
Expenses, before waivers/reimbursements	.62	%(f)(g)	.65	%(g)	.69	%(g)(h)	.84	%(g)	1.52	%(f)
Net investment income	4.48	%(f)	3.01%		2.17	%(h)	1.69	%(c)	1.80	%(c)(d)(f)
Portfolio turnover rate	2%		3%		1%		59%		59%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						February 17, 2004(i) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 13.91		$ 12.85		$ 11.95		$ 10.77		$ 10.99

Income From Investment Operations
Net investment income(b)	.26		.29		.13	(c)	.18	(c)	.08	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.97)		1.14		1.00		1.20		(.25)

Net increase (decrease) in net asset value from operations	(.71)		1.43		1.13		1.38		(.17)

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.35)		(.19)		(.19)		(.05)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.45)		(.37)		(.23)		(.20)		(.05)

Net asset value, end of period	$ 12.75		$ 13.91		$ 12.85		$ 11.95		$ 10.77

Total Return
Total investment return based on net asset value(e)	(5.28)%		11.23%		9.53%		12.95%		(1.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,623		$15,254		$3,651		$233		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28	%(f)(g)	1.33	%(g)	1.33	%(g)(h)	1.40	%(g)	1.40	%(f)
Expenses, before waivers/reimbursements	1.28	%(f)(g)	1.33	%(g)	1.35	%(g)(h)	1.42	%(g)	1.79	%(f)
Net investment income	4.03	%(f)	2.11%		1.07	%(c)(h)	1.57	%(c)	1.48	%(c)(f)
Portfolio turnover rate	2%		3%		1%		59%		59%

See footnote summary on page 67.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,			March 1, 2005(i) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 13.92		$ 12.85	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(b)	.31		.37	.19		.04	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.99)		1.10	.97		.41

Net increase (decrease) in net asset value from operations	(.68)		1.47	1.16		.45

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.38)	(.23)		(.10)
Distributions from net realized gain on investment transactions	(.15)		(.02)	(.04)		– 0	–

Total dividends and distributions	(.48)		(.40)	(.27)		(.10)

Net asset value, end of period	$ 12.76		$ 13.92	$ 12.85		$ 11.96

Total Return
Total investment return based on net asset value(e)	(5.09)%		11.58%	9.85%		3.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,351		$15,411	$7,194		$103
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	.87	%(f)	1.02%	1.05	%(h)	1.15	%(f)
Expenses, before waivers/reimbursements(g)	.87	%(f)	1.02%	1.05	%(h)	1.37	%(f)
Net investment income	4.43	%(f)	2.69%	1.55	%(h)	.88	%(c)(f)
Portfolio turnover rate	2%		3%	1%		59%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,			March 1, 2005(i) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 13.94		$ 12.86	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(b)	.35		.43	.29		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.01)		1.09	.92		.37

Net increase (decrease) in net asset value from operations	(.66)		1.52	1.21		.46

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.42)	(.27)		(.11)
Distributions from net realized gain on investment transactions	(.15)		(.02)	(.04)		– 0	–

Total dividends and distributions	(.50)		(.44)	(.31)		(.11)

Net asset value, end of period	$ 12.78		$ 13.94	$ 12.86		$ 11.96

Total Return
Total investment return based on net asset value(e)	(4.93)%		11.96%	10.26%		4.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,283		$21,371	$19,723		$10
Ratio to average net assets of:
Expenses(g)	.58	%(f)	.69%	.71	%(h)	.88	%(f)
Net investment income	4.88	%(f)	3.09%	2.33	%(h)	1.49	%(f)
Portfolio turnover rate	2%		3%	1%		59%

See footnote summary on page 67.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 12.14		$ 11.66		$ 11.17		$ 10.62		$ 10.00

Income From Investment Operations
Net investment income(b)	.32		.37		.27		.19	(c)	.18	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.41)		.52		.47		.64		.55

Net increase (decrease) in net asset value from operations	(.09)		.89		.74		.83		.73

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.38)		(.24)		(.25)		(.11)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.45)		(.41)		(.25)		(.28)		(.11)

Net asset value, end of period	$ 11.60		$ 12.14		$ 11.66		$ 11.17		$ 10.62

Total Return
Total investment return based on net asset value(e)	(.82)%		7.66%		6.71%		7.91%		7.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$445,718		$400,294		$268,341		$166,006		$64,467
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96	%(f)(g)	.98	%(g)	1.02	%(g)(h)	1.20	%(g)	1.26	%(f)
Expenses, before waivers/reimbursements	.96	%(f)(g)	.98	%(g)	1.02	%(g)(h)	1.21	%(g)	1.91	%(f)
Net investment income	5.26	%(f)	3.06%		2.42	%(h)	1.74	%(c)	1.90	%(c)(d)(f)
Portfolio turnover rate	2%		3%		2%		81%		126%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 12.08		$ 11.61		$ 11.13		$ 10.59		$ 10.00

Income From Investment Operations
Net investment income(b)	.27		.28		.19		.11	(c)	.12	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)		.52		.47		.64		.54

Net increase (decrease) in net asset value from operations	(.13)		.80		.66		.75		.66

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.30)		(.17)		(.18)		(.07)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.41)		(.33)		(.18)		(.21)		(.07)

Net asset value, end of period	$ 11.54		$ 12.08		$ 11.61		$ 11.13		$ 10.59

Total Return
Total investment return based on net asset value(e)	(1.18)%		6.92%		5.94%		7.14%		6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$185,773		$172,580		$124,623		$87,971		$36,948
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68	%(f)(g)	1.70	%(g)	1.73	%(g)(h)	1.90	%(g)	1.95	%(f)
Expenses, before waivers/reimbursements	1.68	%(f)(g)	1.70	%(g)	1.73	%(g)(h)	1.93	%(g)	2.64	%(f)
Net investment income	4.55	%(f)	2.37%		1.72	%(h)	1.03	%(c)	1.23	%(c)(d)(f)
Portfolio turnover rate	2%		3%		2%		81%		126%

See footnote summary on page 67.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 12.07		$ 11.60		$ 11.12		$ 10.58		$ 10.00

Income From Investment Operations
Net investment income(b)	.28		.28		.19		.11	(c)	.12	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.41)		.52		.47		.64		.53

Net increase (decrease) in net asset value from operations	(.13)		.80		.66		.75		.65

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.30)		(.17)		(.18)		(.07)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.41)		(.33)		(.18)		(.21)		(.07)

Net asset value, end of period	$ 11.53		$ 12.07		$ 11.60		$ 11.12		$ 10.58

Total Return
Total investment return based on net asset value(e)	(1.18)%		6.93%		5.95%		7.15%		6.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$261,103		$230,707		$135,419		$81,802		$38,857
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.66	%(f)(g)	1.69	%(g)	1.72	%(g)(h)	1.90	%(g)	1.95	%(f)
Expenses, before waivers/reimbursements	1.66	%(f)(g)	1.69	%(g)	1.72	%(g)(h)	1.91	%(g)	2.61	%(f)
Net investment income	4.60	%(f)	2.34%		1.72	%(h)	1.05	%(c)	1.23	%(c)(d)(f)
Portfolio turnover rate	2%		3%		2%		81%		126%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						September 2, 2003(a) to August 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 12.16		$ 11.67		$ 11.18		$ 10.63		$ 10.00

Income From Investment Operations
Net investment income(b)	.31		.43		.31		.23	(c)	.21	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.39)		.50		.47		.63		.55

Net increase (decrease) in net asset value from operations	(.08)		.93		.78		.86		.76

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.41)		(.28)		(.28)		(.13)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.47)		(.44)		(.29)		(.31)		(.13)

Net asset value, end of period	$ 11.61		$ 12.16		$ 11.67		$ 11.18		$ 10.63

Total Return
Total investment return based on net asset value(e)	(.74)%		8.05%		7.01%		8.19%		7.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,850		$25,415		$24,549		$19,741		$43,811
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.66	%(f)(g)	.68	%(g)	.72	%(g)(h)	.90	%(g)	.97	%(f)
Expenses, before waivers/reimbursements	.66	%(f)(g)	.68	%(g)	.72	%(g)(h)	.90	%(g)	1.70	%(f)
Net investment income	5.29	%(f)	3.53%		2.71	%(h)	2.12	%(c)	2.14	%(c)(d)(f)
Portfolio turnover rate	2%		3%		2%		81%		126%

See footnote summary on page 67.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,						February 17, 2004(i) to August, 31 2004
			2007		2006		2005

Net asset value, beginning of period	$ 12.16		$ 11.69		$ 11.18		$ 10.62		$ 10.66

Income From Investment Operations
Net investment income(b)	.30		.31	(c)	.16	(c)	.17	(c)	.11	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.41)		.53		.55		.64		(.09)

Net increase (decrease) in net asset value from operations	(.11)		.84		.71		.81		.02

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.34)		(.19)		(.22)		(.06)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	0		0		0		(.01)		– 0	–

Total dividends and distributions	(.43)		(.37)		(.20)		(.25)		(.06)

Net asset value, end of period	$ 11.62		$ 12.16		$ 11.69		$ 11.18		$ 10.62

Total Return
Total investment return based on net asset value(e)	(1.03)%		7.26%		6.41%		7.70%		.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,572		$9,774		$5,120		$888		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.32	%(f)(g)	1.36	%(g)	1.34	%(g)(h)	1.40	%(g)	1.40	%(f)
Expenses, before waivers/reimbursements	1.32	%(f)(g)	1.38	%(g)	1.36	%(g)(h)	1.54	%(g)	2.10	%(f)
Net investment income	4.90	%(f)	2.53	%(c)	1.53	%(c)(h)	1.46	%(c)	1.91	%(c)(f)
Portfolio turnover rate	2%		3%		2%		81%		126%

See footnote summary on page 67.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class K
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	March 1, 2005(i) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 12.13	$ 11.66	$ 11.17	$ 10.98

Income From Investment Operations
Net investment income(b)	.32	.42	.18	.06	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	.46	.56	.24

Net increase (decrease) in net asset value from operations	(.08)	.88	.74	.30

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.38)	(.24)	(.11)
Distributions from net realized gain on investment transactions	(.10)	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	) (j)

Total dividends and distributions	(.45)	(.41)	(.25)	(.11)

Net asset value, end of period	$ 11.60	$ 12.13	$ 11.66	$ 11.17

Total Return
Total investment return based on net asset value(e)	(.75)%	7.57%	6.68%	2.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,879	$1,780	$1,000	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	.92	% (f)	1.06%	1.04	%(h)	1.15	%(f)
Expenses, before waivers/reimbursements(g)	.92	% (f)	1.06%	1.04	%(h)	1.39	%(f)
Net investment income	5.31	% (f)	3.42%	1.71	%(h)	1.22	%(c)(f)
Portfolio turnover rate	2%	3%	2%	81%

See footnote summary on page 67.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class I
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	March 1, 2005(i) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 12.14	$ 11.66	$ 11.16	$ 10.98
Income From Investment Operations
Net investment income(b)	.35	.41	.30	.10	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.42)	.51	.49	.21

Net increase (decrease) in net asset value from operations	(.07)	.92	.79	.31

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.41)	(.28)	(.12)
Distributions from net realized gain on investment transactions	(.10)	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.47)	(.44)	(.29)	(.13)

Net asset value, end of period	$ 11.60	$ 12.14	$ 11.66	$ 11.16

Total Return
Total investment return based on net asset value(e)	(.67)%	7.92%	7.11%	2.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,868	$2,158	$2,440	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	.63	%(f)	.73%	.75	%(h)	.90	%(f)
Expenses, before waivers/reimbursements(g)	.63	%(f)	.73%	.75	%(h)	.95	%(f)
Net investment income	5.66	%(f)	3.39%	2.81	%(h)	1.85	%(c)(f)
Portfolio turnover rate	2%	3%	2%	81%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Net of expenses waived and reimbursed by the Transfer Agent.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,
		2007	2006
Wealth Appreciation Strategy	.04%	.04%	.07%
Balanced Wealth Strategy	.04%	.04%	.07%
Wealth Preservation Strategy	.04%	.04%	.06%

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of distribution.

(j)	Amount is less than $(.005).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr. (1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Vice President

Mark A. Hamilton(2), Vice President

Daniel T. Grasman, Vice President

Joshua B. Lisser(2), Vice President

Christopher H. Nikolich(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller and Chief Accounting Officer

Custodian	Transfer Agent
State Street Bank and Trust Company	AllianceBernstein Investor Services, Inc.
One Lincoln Street	P.O. Box 786003
Boston, MA 02111	San Antonio, TX 78278-6003
Toll-Free (800) 221-5672
Principal Underwriter
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas	Independent Registered Public Accounting Firm
New York, NY 10105	KPMG LLP
345 Park Avenue
Legal Counsel	New York, NY 10154
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for each Strategy’s portfolio are made by the Blend Investment Team. Messrs. Grasman, Hamilton, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy’s portfolio.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Trustees

Pages 68-159 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s February 29, 2008 financial statements. A copy of the Underlying Portfolios’ unaudited semi-annual report is available upon request.

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

U.S. VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as percentage of total investments and may vary over time. “Other” country weightings represents 1.3% or less in the following countries: Canada, China, Finland, Israel, Russia and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.0% or less in the following countries: Czech Republic, Hong Kong, Italy, Luxembourg, Russia and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SHORT DURATION BOND PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INFLATION-PROTECTED SECURITIES PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

HIGH-YIELD PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.9%
Capital Markets – 2.6%
Deutsche Bank AG	114,500	$12,704,920
The Goldman Sachs Group, Inc.	25,000	4,240,750
Merrill Lynch & Co., Inc.	389,500	19,303,620
Morgan Stanley	676,000	28,473,120

		64,722,410

Commercial Banks – 2.8%
Comerica, Inc.	252,300	9,143,352
Fifth Third Bancorp	430,500	9,858,450
Keycorp	89,900	1,982,295
National City Corp.	511,700	8,115,562
SunTrust Banks, Inc.	79,800	4,638,774
U.S. Bancorp	299,300	9,583,586
Wachovia Corp.	395,000	12,094,900
Wells Fargo & Co.	549,200	16,053,116

		71,470,035

Consumer Finance – 0.7%
Discover Financial Services	1,137,300	17,161,857

Diversified Financial Services – 8.3%
Bank of America Corp.	1,964,800	78,081,152
CIT Group, Inc.	425,300	9,450,166
Citigroup, Inc.	2,423,200	57,454,072
JPMorgan Chase & Co.	1,587,000	64,511,550

		209,496,940

Insurance – 11.3%
ACE Ltd.	354,700	19,948,328
Allstate Corp.	488,800	23,330,424
American International Group, Inc.	1,062,700	49,798,122
Chubb Corp.	398,500	20,283,650
Everest Re Group Ltd.	65,500	6,345,640
Fidelity National Financial, Inc. – Class A	522,500	9,201,225
Genworth Financial, Inc. – Class A	739,000	17,130,020
Hartford Financial Services Group, Inc.	299,500	20,935,050
MetLife, Inc.	365,500	21,294,030
Old Republic International Corp.	625,200	8,577,744
PartnerRe Ltd.	66,100	5,082,429
The Progressive Corp.	883,600	16,196,388
RenaissanceRe Holdings Ltd.	128,700	7,065,630
Safeco Corp.	163,500	7,563,510
Torchmark Corp.	101,400	6,110,364
The Travelers Cos, Inc.	509,000	23,622,690
Unum Group	715,800	16,398,978
XL Capital Ltd. – Class A	204,900	7,388,694

		286,272,916

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 1.2%
Federal Home Loan Mortgage Corp.	330,500	$8,321,990
Federal National Mortgage Association	543,000	15,013,950
Washington Mutual, Inc.	481,300	7,123,240

		30,459,180

		679,583,338

Energy – 16.0%
Oil, Gas & Consumable Fuels – 16.0%
Anadarko Petroleum Corp.	372,300	23,730,402
BP PLC (Sponsored) (ADR)	170,700	11,073,309
Chevron Corp.	1,001,700	86,807,322
ConocoPhillips	786,400	65,043,144
Exxon Mobil Corp.	1,630,800	141,895,908
Marathon Oil Corp.	467,000	24,825,720
Occidental Petroleum Corp.	132,300	10,236,051
Royal Dutch Shell PLC (ADR)	171,300	12,239,385
Total SA (ADR)	162,000	12,213,180
Valero Energy Corp.	267,600	15,459,252

		403,523,673

Consumer Discretionary – 10.6%
Auto Components – 1.1%
Autoliv, Inc.	162,800	8,123,720
BorgWarner, Inc.	242,200	10,441,242
Lear Corp.(a)	49,800	1,373,484
Magna International, Inc. – Class A	109,000	7,979,890

		27,918,336

Automobiles – 0.7%
General Motors Corp.	778,000	18,111,840

Hotels, Restaurants & Leisure – 0.3%
McDonald’s Corp.	143,200	7,748,552

Household Durables – 1.0%
Black & Decker Corp.	123,600	8,499,972
Centex Corp.	218,900	4,857,391
KB Home	227,500	5,444,075
Newell Rubbermaid, Inc.	90,900	2,063,430
Pulte Homes, Inc.	262,000	3,547,480

		24,412,348

Leisure Equipment & Products – 0.3%
Brunswick Corp.	420,500	6,849,945

Media – 3.5%
CBS Corp. – Class B	617,300	14,086,786
Gannett Co., Inc.	473,300	14,269,995
Idearc, Inc.	517,200	2,492,904
Time Warner, Inc.	1,016,500	15,867,565

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B(a)	368,800	$14,659,800
The Walt Disney Co.	830,600	26,919,746

		88,296,796

Multiline Retail – 0.8%
Family Dollar Stores, Inc.	383,000	7,334,450
Macy’s, Inc.	556,300	13,729,484

		21,063,934

Specialty Retail – 2.1%
AutoNation, Inc.(a)	175,700	2,559,949
The Gap, Inc.	655,500	13,221,435
Home Depot, Inc.	665,700	17,674,335
Lowe’s Cos, Inc.	246,700	5,913,399
Ltd. Brands, Inc.	282,000	4,300,500
Office Depot, Inc.(a)	813,200	9,246,084

		52,915,702

Textiles, Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	864,600	12,199,506
VF Corp.	106,935	8,131,337

		20,330,843

		267,648,296

Health Care – 8.8%
Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	4,065,050

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	156,700	6,537,524
Cardinal Health, Inc.	213,400	12,620,476
McKesson Corp.	234,800	13,796,848

		32,954,848

Pharmaceuticals – 7.3%
Eli Lilly & Co.	296,100	14,810,922
GlaxoSmithKline PLC (ADR)	301,400	13,234,474
Johnson & Johnson	392,000	24,288,320
Merck & Co., Inc.	507,800	22,495,540
Pfizer, Inc.	3,323,600	74,049,808
Sanofi-Aventis SA (ADR)	324,800	12,046,832
Wyeth	563,300	24,571,146

		185,497,042

		222,516,940

Industrials – 8.8%
Aerospace & Defense – 1.0%
Lockheed Martin Corp.	30,400	3,137,280
Northrop Grumman Corp.	285,100	22,411,711

		25,548,991

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.8%
Allied Waste Industries, Inc.(a)	1,021,400	$10,561,276
Pitney Bowes, Inc.	245,800	8,794,724

		19,356,000

Industrial Conglomerates – 5.0%
3M Co.	98,900	7,753,760
General Electric Co.	2,913,700	96,560,018
Tyco International Ltd.	553,700	22,181,222

		126,495,000

Machinery – 1.9%
Caterpillar, Inc.	218,100	15,775,173
Cummins, Inc.	81,000	4,080,780
Eaton Corp.	26,100	2,104,443
SPX Corp.	132,300	13,534,290
Terex Corp.(a)	161,100	10,866,195

		46,360,881

Road & Rail – 0.1%
Avis Budget Group, Inc.(a)	273,600	3,127,248

		220,888,120

Consumer Staples – 8.7%
Beverages – 1.0%
The Coca-Cola Co.	51,900	3,034,074
Coca-Cola Enterprises, Inc.	224,800	5,491,864
Molson Coors Brewing Co. – Class B	308,000	16,619,680

		25,145,618

Food & Staples Retailing – 1.7%
The Kroger Co.	398,300	9,658,775
Safeway, Inc.	458,600	13,180,164
Supervalu, Inc.	557,600	14,637,000
Wal-Mart Stores, Inc.	100,000	4,959,000

		42,434,939

Food Products – 2.5%
ConAgra Foods, Inc.	419,900	9,279,790
Del Monte Foods Co.	590,000	5,298,200
General Mills, Inc.	198,500	11,114,015
Kellogg Co.	210,100	10,656,272
Kraft Foods, Inc. – Class A	173,300	5,401,761
Sara Lee Corp.	953,700	12,045,231
Tyson Foods, Inc. – Class A	573,300	8,261,253

		62,056,522

Household Products – 1.9%
Procter & Gamble Co.	718,900	47,576,802

Tobacco – 1.6%
Altria Group, Inc.	560,300	40,980,342

		218,194,223

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 7.1%
Diversified Telecommunication Services – 5.8%
AT&T, Inc.	2,769,300	$96,454,719
Verizon Communications, Inc.	1,396,500	50,720,880

		147,175,599

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	2,560,100	18,202,311
Vodafone Group PLC (ADR)	432,800	13,949,144

		32,151,455

		179,327,054

Materials – 6.2%
Chemicals – 2.7%
Ashland, Inc.	162,300	7,168,791
Dow Chemical Co.	718,800	27,091,572
E.I. Du Pont de Nemours & Co.	585,000	27,155,700
Lubrizol Corp.	123,500	7,200,050

		68,616,113

Containers & Packaging – 1.6%
Ball Corp.	309,300	13,640,130
Owens-Illinois, Inc.(a)	275,200	15,535,040
Smurfit-Stone Container Corp.(a)	439,600	3,494,820
Sonoco Products Co.	210,400	5,926,968

		38,596,958

Metals & Mining – 1.9%
Alcoa, Inc.	784,000	29,117,760
ArcelorMittal	250,200	19,020,204

		48,137,964

		155,351,035

Information Technology – 4.1%
Communications Equipment – 0.5%
Nokia OYJ (Sponsored) (ADR)	379,300	13,658,593

Computers & Peripherals – 1.0%
Dell, Inc.(a)	350,000	6,947,500
International Business Machines Corp.	66,800	7,605,848
Lexmark International, Inc. – Class A(a)	285,800	9,439,974

		23,993,322

Electronic Equipment & Instruments – 2.3%
Arrow Electronics, Inc.(a)	328,700	10,718,907
Avnet, Inc.(a)	442,200	14,906,562
Flextronics International Ltd.(a)	1,218,278	12,353,339

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ingram Micro, Inc. – Class A(a)	436,100	$6,659,247
Sanmina-SCI Corp.(a)	599,600	989,340
Tech Data Corp.(a)	167,500	5,586,125
Tyco Electronics Ltd.	95,000	3,125,500
Vishay Intertechnology, Inc.(a)	524,900	4,792,337

		59,131,357

IT Services – 0.3%
Electronic Data Systems Corp.	441,500	7,646,780

		104,430,052

Utilities – 1.3%
Electric Utilities – 0.6%
Entergy Corp.	143,700	14,763,738

Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	162,700	14,374,545

Multi-Utilities – 0.1%
Wisconsin Energy Corp.	85,125	3,713,153

		32,851,436

Total Common Stocks (cost $2,626,528,544)		2,484,314,167

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $32,646,709)	32,646,709	32,646,709

Total Investments – 99.8% (cost $2,659,175,253)		2,516,960,876
Other assets less liabilities – 0.2%		4,912,475

Net Assets – 100.0%		$2,521,873,351

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Information Technology – 30.8%
Communications Equipment – 9.7%
Cisco Systems, Inc.(a)	4,197,900	$102,302,823
Nokia OYJ (Sponsored) (ADR)	1,540,700	55,480,607
Research In Motion Ltd.(a)	860,600	89,330,280

		247,113,710

Computers & Peripherals – 9.1%
Apple, Inc.(a)	1,037,935	129,762,634
Hewlett-Packard Co.	2,136,800	102,074,936

		231,837,570

Internet Software & Services – 6.0%
Google, Inc. – Class A(a)	324,670	152,978,010

Semiconductors & Semiconductor Equipment – 3.6%
Broadcom Corp. – Class A(a)	1,054,100	19,933,031
MEMC Electronic Materials, Inc.(a)	367,850	28,059,598
Nvidia Corp.(a)	2,050,600	43,862,334

		91,854,963

Software – 2.4%
Adobe Systems, Inc.(a)	863,500	29,056,775
Microsoft Corp.	934,200	25,428,924
VMware, Inc. – Class A(a)	145,200	8,518,884

		63,004,583

		786,788,836

Health Care – 21.5%
Biotechnology – 7.8%
Celgene Corp.(a)	1,006,000	56,708,220
Genentech, Inc.(a)	628,100	47,578,575
Gilead Sciences, Inc.(a)	1,977,850	93,591,862

		197,878,657

Health Care Equipment & Supplies – 3.9%
Alcon, Inc.	459,250	66,467,253
Hologic, Inc.(a)	544,400	32,832,764

		99,300,017

Health Care Providers & Services – 4.1%
Medco Health Solutions, Inc.(a)	1,274,200	56,459,802
WellPoint, Inc.(a)	693,100	48,572,448

		105,032,250

Pharmaceuticals – 5.7%
Abbott Laboratories	1,641,400	87,896,970
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,187,700	58,280,439

		146,177,409

		548,388,333

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.0%
Beverages – 2.8%
The Coca-Cola Co.	463,800	$27,113,748
PepsiCo, Inc.	626,400	43,572,384

		70,686,132

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	497,000	30,774,240
Wal-Mart Stores, Inc.	432,600	21,452,634

		52,226,874

Food Products – 2.3%
WM Wrigley Jr Co.	998,900	59,794,154

Household Products – 2.9%
Colgate-Palmolive Co.	493,900	37,580,851
Procter & Gamble Co.	537,500	35,571,750

		73,152,601

Tobacco – 1.0%
Altria Group, Inc.	356,850	26,100,009

		281,959,770

Industrials – 10.6%
Aerospace & Defense – 3.7%
Honeywell International, Inc.	1,321,085	76,015,231
Spirit Aerosystems Holdings, Inc. – Class A(a)	694,200	18,757,284

		94,772,515

Construction & Engineering – 1.7%
Fluor Corp.	309,600	43,111,800

Electrical Equipment – 1.4%
ABB Ltd. (Sponsored) (ADR)	717,450	17,964,948
Emerson Electric Co.	334,500	17,046,120

		35,011,068

Industrial Conglomerates – 1.3%
Textron, Inc.	643,400	34,852,978

Machinery – 2.5%
Deere & Co.	742,850	63,298,249

		271,046,610

Financials – 9.8%
Capital Markets – 5.0%
The Blackstone Group LP	872,300	14,392,950
Franklin Resources, Inc.	651,800	61,510,366
The Goldman Sachs Group, Inc.	152,790	25,917,768
Lehman Brothers Holdings, Inc.	507,900	25,897,821

		127,718,905

Diversified Financial Services – 4.8%
CME Group, Inc. – Class A	194,005	99,582,766
NYSE Euronext	359,800	23,628,066

		123,210,832

		250,929,737

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 8.0%
Energy Equipment & Services – 5.7%
Baker Hughes, Inc.	542,650	$36,514,919
Cameron International Corp.(a)	519,500	22,068,360
Schlumberger Ltd.	1,020,650	88,235,192

		146,818,471

Oil, Gas & Consumable Fuels – 2.3%
EOG Resources, Inc.	483,500	57,531,665

		204,350,136

Materials – 5.5%
Chemicals – 5.5%
Air Products & Chemicals, Inc.	490,000	44,751,700
Monsanto Co.	814,840	94,260,691

		139,012,391

Consumer Discretionary – 1.5%
Hotels, Restaurants & Leisure – 0.9%
McDonald’s Corp.	117,350	6,349,809
Yum! Brands, Inc.	502,500	17,311,125

		23,660,934

Multiline Retail – 0.6%
Kohl’s Corp.(a)	150,900	6,705,996
Target Corp.	137,150	7,215,461

		13,921,457

		37,582,391

Telecommunication Services – 0.5%
Wireless Telecommunication Services – 0.5%
America Movil SAB de CV Series L (ADR)	220,100	13,307,246

Total Common Stocks (cost $2,422,442,548)		2,533,365,450

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $28,557,743)	28,557,743	28,557,743

Total Investments – 100.3% (cost $2,451,000,291)		2,561,923,193
Other assets less liabilities – (0.3)%		(8,918,121)

Net Assets – 100.0%		$2,553,005,072

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Equity: Other – 45.0%
Diversified/Specialty – 39.7%
Alexandria Real Estate Equities, Inc.	102,100	$9,372,780
British Land Co. PLC	1,156,226	21,688,997
Canadian Real Estate Investment Trust	561,062	15,391,084
DB RREEF Trust	18,518,133	28,483,661
Digital Realty Trust, Inc.	480,300	17,242,770
Entertainment Properties Trust	174,300	8,169,441
Forest City Enterprises, Inc. – Class A	87,673	3,081,706
General Property Group	2,118,883	6,215,148
Hang Lung Properties Ltd.	8,908,000	31,987,173
Henderson Land Development Co., Ltd.	402,000	3,121,042
Kerry Properties Ltd.	5,155,191	34,377,811
Land Securities Group PLC	836,482	26,079,533
Lend Lease Corp. Ltd.	1,889,000	24,129,233
Mitsubishi Estate Co., Ltd.	1,068,000	26,027,668
Mitsui Fudosan Co., Ltd.	916,000	18,598,432
Morguard Real Estate Investment Trust	196,700	2,464,121
New World Development Co., Ltd.	7,523,338	20,222,688
Plum Creek Timber Co., Inc. (REIT)	57,100	2,323,399
Rayonier, Inc.	389,922	16,591,181
Sino Land Co.	3,119,018	7,801,373
Stockland	1,178,272	7,625,251
Sumitomo Realty & Development	367,000	6,263,240
Sun Hung Kai Properties Ltd.	2,990,600	52,303,023
Tokyu Land Corp.	889,000	5,991,919
Unibail	218,718	53,251,556
Vornado Realty Trust	227,900	19,043,324

		467,847,554

Health Care – 4.5%
HCP, Inc.	256,900	7,496,342
Health Care REIT, Inc.	234,500	9,652,020
Nationwide Health Properties, Inc.	350,100	10,618,533
Omega Healthcare Investors, Inc.	392,400	6,655,104
Ventas, Inc.	439,500	18,379,890

		52,801,889

Triple Net – 0.8%
National Retail Properties, Inc.	438,300	9,072,810

		529,722,253

Retail – 21.8%
Regional Mall – 8.9%
General Growth Properties, Inc.	478,100	16,881,711
Macerich Co.	137,400	8,793,600
Simon Property Group, Inc.	436,600	36,587,080

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Taubman Centers, Inc.	241,900	$11,792,625
Westfield Group	1,896,464	30,401,533

		104,456,549

Shopping Center/Other Retail – 12.9%
CapitaMall Trust	10,524,800	24,138,213
Citycon Oyj	2,289,271	13,648,823
Federal Realty Investment Trust	72,200	5,175,296
Hammerson PLC	772,800	16,850,588
Kimco Realty Corp.	258,000	8,712,660
Klepierre	611,900	35,734,083
Liberty International PLC	647,000	12,301,593
Macquarie CountryWide Trust	4,042,700	4,620,371
New World Department Store China Ltd.(a)	53,722	69,509
Primaris Retail Real Estate Investment Trust	461,599	7,227,067
RioCan Real Estate Investment Trust(b)	132,100	2,754,068
RioCan Real Estate Investment Trust	435,159	9,072,352
Tanger Factory Outlet Centers	343,600	12,197,800

		152,502,423

		256,958,972

Office – 16.0%
Allied Properties Real Estate Investment Trust	569,532	10,872,752
Beni Stabili Spa	5,350,000	6,018,393
Boston Properties, Inc.	109,900	9,470,083
Brookfield Properties Corp.	365,724	6,817,095
Cominar Real Estate Investment Trust	431,714	8,570,680
Derwent Valley Holdings PLC	494,710	13,992,417
Dundee Real Estate Investment Trust	230,500	8,020,955
Great Portland Estates PLC	1,185,600	11,706,074
Highwoods Properties, Inc.	207,500	6,117,100
ING Office Fund	8,019,300	9,812,684
IVG Immobilien AG	272,237	9,504,568
Japan Real Estate Investment Corp. – Class A	1,220	13,576,264
Nippon Building Fund, Inc. – Class A	721	8,870,454
Nomura Real Estate Office Fund, Inc. – Class A	1,235	10,364,535
Norwegian Property ASA	1,267,800	12,322,274
NTT Urban Development Corp.	21,200	26,277,593
SL Green Realty Corp.	55,200	5,050,800
Sponda OYJ	854,562	11,001,183

		188,365,904

Residential – 7.7%
Multi-Family – 6.2%
Apartment Investment & Management Co. – Class A	147,924	5,095,982
AvalonBay Communities, Inc.	58,950	5,448,748

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Boardwalk Real Estate Investment Trust	296,528	$11,080,823
Equity Residential	402,284	15,359,203
Essex Property Trust, Inc.	48,200	5,062,928
Home Properties, Inc.	104,900	4,827,498
Mid-America Apartment Communities, Inc.	178,300	8,645,767
Mirvac Group	2,678,063	9,493,036
UDR, Inc.	351,750	7,861,612

		72,875,597

Self Storage – 1.5%
Extra Space Storage, Inc.	115,600	1,742,092
Public Storage	191,400	15,572,304

		17,314,396

		90,189,993

Industrial – 3.9%
Industrial Warehouse Distribution – 3.9%
Ascendas Real Estate Investment Trust	6,780,000	10,715,822
First Industrial Realty Trust, Inc.	189,600	5,760,048
Prologis	403,300	21,729,804
Segro PLC	810,323	8,284,974

		46,490,648

Lodging – 3.7%
Ashford Hospitality Trust, Inc.	802,100	5,333,965
DiamondRock Hospitality Co.	476,500	5,951,485
FelCor Lodging Trust, Inc.	237,000	2,990,940
Fonciere Des Murs	198,200	7,390,043
Host Hotels & Resorts, Inc.	751,357	12,164,470
Starwood Hotels & Resorts Worldwide, Inc.	39,900	1,888,467
Strategic Hotels & Resorts, Inc.	324,800	4,625,152
Sunstone Hotel Investors, Inc.	240,600	3,767,796

		44,112,318

Total Common Stocks (cost $1,180,625,976)		1,155,840,088

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $25,501,191)	25,501,191	25,501,191

Total Investments – 100.3% (cost $1,206,127,167)		1,181,341,279
Other assets less liabilities – (0.3)%		(3,615,484)

Net Assets – 100.0%		$1,177,725,795

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

Global Real Estate Investment Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $2,754,068 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.9%
Financials – 31.8%
Capital Markets – 3.4%
Credit Suisse Group	394,500	$19,396,005
Deutsche Bank AG	218,200	24,368,297

		43,764,302

Commercial Banks – 16.5%
Bank Hapoalim BM	1,664,800	7,113,230
Bank Leumi Le-Israel	736,900	3,385,749
Barclays PLC	2,319,600	21,739,990
BNP Paribas SA	296,200	26,480,264
Credit Agricole SA	731,161	19,832,635
HBOS PLC	2,457,560	29,203,153
Kookmin Bank	164,700	10,150,392
Mitsubishi UFJ Financial Group, Inc.	2,959,500	26,083,117
Royal Bank of Scotland Group PLC (London Virt-X)	3,574,571	27,025,596
Societe Generale	168,381	18,016,648
Sumitomo Mitsui Financial Group, Inc.	3,692	26,667,167

		215,697,941

Consumer Finance – 1.6%
ORIX Corp.	140,810	21,052,347

Diversified Financial Services – 4.4%
Fortis(a)	344,798	5,231
Fortis (Euronext Amsterdam)	9,832	216,749
Fortis (Euronext Brussels)	1,228,466	27,139,717
ING Groep NV	922,011	30,640,001

		58,001,698

Insurance – 5.8%
Allianz SE	166,300	28,791,504
Aviva PLC	1,294,995	15,609,108
Fondiaria-Sai SpA (ordinary shares)	207,700	9,217,728
Fondiaria-Sai SpA (saving shares)	19,000	578,277
Muenchener Rueckversicherungs AG	126,300	22,258,748

		76,455,365

Real Estate Management & Development – 0.1%
Leopalace21 Corp.	44,000	899,071

		415,870,724

Materials – 17.5%
Chemicals – 5.1%
BASF SE	349,500	44,470,102
Mitsubishi Chemical Holdings Corp.	2,029,000	13,724,043
Mitsui Chemicals, Inc.	1,280,000	9,076,017

		67,270,162

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.4%
Buzzi Unicem SpA	194,400	$4,769,371
Italcementi SpA	27,800	565,505

		5,334,876

Metals & Mining – 10.5%
Antofagasta PLC	308,300	4,913,776
ArcelorMittal (Euronext Paris)	377,132	28,635,051
Cia Vale do Rio Doce (Sponsored) (ADR)	471,700	13,830,244
JFE Holdings, Inc.	656,000	29,229,903
Kazakhmys PLC	405,200	12,342,666
Nippon Steel Corp.	2,213,000	11,643,029
POSCO	23,500	12,925,533
Xstrata PLC	296,960	23,165,947

		136,686,149

Paper & Forest Products – 1.5%
Stora Enso Oyj – Class R	727,900	9,089,797
Svenska Cellulosa AB – Class B	643,200	10,557,937

		19,647,734

		228,938,921

Energy – 11.5%
International – 0.9%
LUKOIL (ADR)	162,250	12,071,400

Oil, Gas & Consumable Fuels – 10.6%
China Petroleum & Chemical Corp. – Class H	10,768,500	11,728,978
ENI SpA	800,400	27,638,762
Petro-Canada	284,000	13,593,335
Petroleo Brasileiro SA (Sponsored) (ADR)	43,900	4,299,127
Royal Dutch Shell PLC (Euronext Amsterdam)	1,079,952	38,618,602
StatoilHydro ASA	903,150	27,520,142
Total SA	190,800	14,368,013

		137,766,959

		149,838,359

Consumer Discretionary – 9.7%
Auto Components – 2.1%
Compagnie Generale des Etablissements Michelin – Class B	167,400	16,487,276
Hyundai Mobis	148,510	11,399,478

		27,886,754

Automobiles – 4.8%
Nissan Motor Co. Ltd.	3,605,700	32,425,960
Renault SA	285,900	30,547,408

		62,973,368

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 1.8%
Sharp Corp.	935,000	$17,014,721
Taylor Wimpey PLC	1,752,944	5,931,682

		22,946,403

Media – 1.0%
Lagardere SCA	174,400	13,702,207

		127,508,732

Information Technology – 7.5%
Computers & Peripherals – 3.8%
Asustek Computer, Inc.	2,249,000	6,208,916
Compal Electronics, Inc. (GDR)(b)	2,179,452	9,698,562
Fujitsu Ltd.	2,558,000	18,200,461
Toshiba Corp.	2,116,000	15,871,544

		49,979,483

Electronic Equipment & Instruments – 1.0%
AU Optronics Corp.	6,923,006	13,204,857

Semiconductors & Semiconductor Equipment – 2.7%
Hynix Semiconductor, Inc.(a)	433,500	11,147,602
Samsung Electronics Co. Ltd.	12,150	7,121,988
United Microelectronics Corp.	27,215,479	16,154,101

		34,423,691

		97,608,031

Utilities – 4.5%
Electric Utilities – 3.3%
E.ON AG	112,800	21,199,956
The Tokyo Electric Power Co. Inc	871,100	22,380,343

		43,580,299

Multi-Utilities – 1.2%
RWE AG	125,140	15,134,956

		58,715,255

Industrials – 4.2%
Aerospace & Defense – 1.1%
BAE Systems PLC	1,488,100	14,165,190

Airlines – 1.6%
Air France-KLM	298,000	8,028,837
Deutsche Lufthansa AG	547,700	12,818,879

		20,847,716

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.5%
Mitsui OSK Lines Ltd.	968,000	$12,572,263
Nippon Yusen KK	820,000	7,577,146

		20,149,409

		55,162,315

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 2.0%
China Netcom Group Corp. Ltd.	5,620,000	17,324,627
Nippon Telegraph & Telephone Corp.	2,031	8,856,650

		26,181,277

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	7,993,937	25,736,173

		51,917,450

Health Care – 2.9%
Pharmaceuticals – 2.9%
AstraZeneca PLC	152,800	5,711,261
GlaxoSmithKline PLC	652,100	14,234,432
Sanofi-Aventis SA	249,319	18,427,814

		38,373,507

Consumer Staples – 2.3%
Food & Staples Retailing – 1.5%
Koninklijke Ahold NV	1,526,340	20,058,264

Food Products – 0.8%
Associated British Foods PLC	634,800	10,636,737

		30,695,001

Total Common Stocks (cost $1,214,234,922)		1,254,628,295

NON-CONVERTIBLE - PREFERRED STOCKS – 0.4%
Information Technology – 0.4%
Semiconductors & Semiconductor Equipment – 0.4%
Samsung Electronics Co. Ltd. (cost $5,490,011)	11,500	4,936,721

RIGHTS – 0.4%
Financials – 0.4%
Commercial Banks – 0.4%
Societe Generale(a) (cost $3,035,461)	42,095	4,625,558

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $30,589,333)	30,589,333	$30,589,333

Total Investments – 99.0% (cost $1,253,349,727)		1,294,779,907
Other assets less liabilities – 1.0%		13,539,512

Net Assets – 100.0%		$1,308,319,419

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	204	March 2008	$13,571,177	$11,524,041	$ (2,047,136)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $9,698,562 or 0.7% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Materials – 20.5%
Chemicals – 6.5%
Bayer AG	639,603	$49,252,520
Incitec Pivot Ltd.	111,900	15,198,497
Syngenta AG	77,605	22,312,164

		86,763,181

Metals & Mining – 14.0%
Anglo American PLC	500,575	31,773,149
BHP Billiton PLC	748,392	23,941,147
Cia Vale do Rio Doce (ADR)	818,600	28,520,024
Rio Tinto PLC	537,786	60,504,937
Xstrata PLC	559,764	43,667,373

		188,406,630

		275,169,811

Industrials – 14.0%
Aerospace & Defense – 1.7%
BAE Systems PLC	2,336,362	22,239,777

Commercial Services & Supplies – 0.4%
The Capita Group PLC	456,965	5,921,048

Electrical Equipment – 2.9%
ABB Ltd.	1,555,315	38,749,570

Industrial Conglomerates – 2.5%
Siemens AG	261,850	33,715,837

Machinery – 0.7%
NGK Insulators Ltd.	427,000	9,696,278

Trading Companies & Distributors – 5.8%
Mitsubishi Corp.	826,300	25,210,795
Mitsui & Co. Ltd.	2,441,000	53,085,475

		78,296,270

		188,618,780

Consumer Staples – 12.3%
Food & Staples Retailing – 1.5%
Tesco PLC	2,469,490	19,514,849

Food Products – 5.9%
Nestle SA	100,508	47,971,290
Unilever PLC	1,004,415	31,645,337

		79,616,627

Household Products – 2.1%
Reckitt Benckiser PLC	521,414	28,125,656

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 1.2%
L’Oreal SA	139,496	$16,554,242

Tobacco – 1.6%
British American Tobacco PLC	554,179	20,779,894

		164,591,268

Financials – 10.5%
Capital Markets – 4.1%
3i Group PLC	709,235	11,462,477
ICAP PLC	1,060,239	13,201,540
Man Group PLC	2,808,114	30,636,235

		55,300,252

Commercial Banks – 1.1%
Banco Santander Central Hispano SA	340,714	6,088,401
China Construction Bank Corp. – Class H	10,781,000	8,168,290

		14,256,691

Diversified Financial Services – 2.9%
Deutsche Boerse AG	247,224	39,186,340

Insurance – 2.4%
Assicurazioni Generali SpA	233,164	10,021,615
QBE Insurance Group Ltd.	1,048,413	21,685,097

		31,706,712

		140,449,995

Telecommunication Services – 8.0%
Diversified Telecommunication Services – 2.9%
Telefonica SA	1,346,028	38,949,454

Wireless Telecommunication Services – 5.1%
America Movil SAB de CV Series L (ADR)	225,400	13,627,684
Turkcell Iletisim Hizmet AS (ADR)	424,500	10,710,135
Vodafone Group PLC	13,509,693	43,493,937

		67,831,756

		106,781,210

Health Care – 7.8%
Biotechnology – 1.0%
CSL Ltd./Australia	416,979	13,985,232

Health Care Equipment & Supplies – 3.6%
Alcon, Inc.	102,500	14,834,825
Essilor International SA	323,986	19,237,571
Smith & Nephew PLC	1,064,264	13,828,115

		47,900,511

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.2%
Roche Holding AG	93,157	$18,268,868
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	515,200	25,280,864

		43,549,732

		105,435,475

Energy – 7.1%
Energy Equipment & Services – 1.5%
Technip SA	111,261	9,083,032
WorleyParsons Ltd.	325,976	11,158,187

		20,241,219

Oil, Gas & Consumable Fuels – 5.6%
China Shenhua Energy Co. Ltd. – Class H	2,362,000	12,031,084
Gazprom OAO (Sponsored) (ADR)	251,125	12,757,150
Petroleo Brasileiro SA (ADR)	154,300	18,105,562
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	389,719	13,934,938
Total SA	237,462	17,881,850

		74,710,584

		94,951,803

Utilities – 6.9%
Electric Utilities – 2.2%
CEZ	98,620	7,225,631
E.ON AG	120,006	22,554,272

		29,779,903

Independent Power Producers & Energy Traders – 1.5%
Iberdrola Renovables(a)	1,118,219	6,960,264
International Power PLC	1,671,777	12,559,768

		19,520,032

Multi-Utilities – 3.2%
Suez SA	338,055	21,491,146
Veolia Environnement	240,588	21,405,981

		42,897,127

		92,197,062

Information Technology – 6.4%
Communications Equipment – 3.8%
Nokia OYJ	1,435,273	51,565,892

Office Electronics – 0.9%
Konica Minolta Holdings, Inc.	887,500	12,573,344

Software – 1.7%
Nintendo Co. Ltd.	44,600	22,206,128

		86,345,364

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 5.0%
Auto Components – 1.0%
Denso Corp.	337,500	$12,599,385

Automobiles – 1.7%
Porsche Automobil Holding SE	13,294	22,785,672

Media – 1.4%
Eutelsat Communications	487,591	13,410,145
SES (FDR)	228,493	5,647,516

		19,057,661

Specialty Retail – 0.9%
Esprit Holdings Ltd.	990,300	12,358,182

		66,800,900

Total Common Stocks (cost $1,165,579,536)		1,321,341,668

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $23,016,609)	23,016,609	23,016,609

Total Investments – 100.2% (cost $1,188,596,145)		1,344,358,277
Other assets less liabilities – (0.2)%		(2,464,987)

Net Assets – 100.0%		$1,341,893,290

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
FDR	– Fiduciary Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.5%
Industrials – 23.3%
Aerospace & Defense – 0.8%
Goodrich Corp.	92,300	$5,466,929

Airlines – 2.2%
Alaska Air Group, Inc.(a)	212,200	5,177,680
Continental Airlines, Inc. – Class B(a)	181,300	4,383,834
Skywest, Inc.	202,500	4,479,300

		14,040,814

Commercial Services & Supplies – 2.8%
IKON Office Solutions, Inc.	645,300	4,594,536
Kelly Services, Inc. – Class A	276,200	5,305,802
United Stationers, Inc.(a)	176,800	8,726,848

		18,627,186

Electrical Equipment – 3.9%
Acuity Brands, Inc.	103,600	4,600,876
Cooper Industries Ltd. – Class A	127,200	5,333,496
EnerSys(a)	334,800	7,697,052
Regal-Beloit Corp.	215,300	7,948,876

		25,580,300

Machinery – 7.0%
AGCO Corp.(a)	115,100	7,465,386
Briggs & Stratton Corp.	284,300	5,080,441
Kennametal, Inc.	261,300	7,935,681
Mueller Industries, Inc.	245,000	7,038,850
SPX Corp.	73,100	7,478,130
Terex Corp.(a)	156,200	10,535,690

		45,534,178

Road & Rail – 5.3%
Arkansas Best Corp.	232,800	6,218,088
Avis Budget Group, Inc.(a)	492,900	5,633,847
Con-way, Inc.	147,800	6,696,818
Ryder System, Inc.	167,900	9,672,719
Werner Enterprises, Inc.	359,500	6,395,505

		34,616,977

Trading Companies & Distributors – 1.3%
GATX Corp.	238,700	8,588,426

		152,454,810

Financials – 18.9%
Commercial Banks – 5.7%
Central Pacific Financial Corp.	328,500	6,073,965
The South Financial Group, Inc.	452,000	6,522,360
Susquehanna Bancshares, Inc.	285,000	5,668,650
Trustmark Corp.	250,261	4,945,157

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

UnionBanCal Corp.	64,800	$3,017,736
Webster Financial Corp.	246,800	6,902,996
Whitney Holding Corp.	162,000	3,889,620

		37,020,484

Insurance – 8.1%
Arch Capital Group Ltd.(a)	175,000	11,984,000
Aspen Insurance Holdings, Ltd.	343,500	9,940,890
Fidelity National Financial, Inc. – Class A	305,000	5,371,050
Old Republic International Corp.	376,000	5,158,720
PartnerRe Ltd.	14,800	1,137,972
Platinum Underwriters Holdings, Ltd.	289,800	9,998,100
RenaissanceRe Holdings Ltd.	35,000	1,921,500
StanCorp Financial Group, Inc.	157,700	7,741,493

		53,253,725

Real Estate Investment Trusts (REITs) – 3.6%
Ashford Hospitality Trust, Inc.	270,000	1,795,500
Digital Realty Trust, Inc.	171,300	6,149,670
FelCor Lodging Trust, Inc.	308,500	3,893,270
Mid-America Apartment Communities, Inc.	74,000	3,588,260
Strategic Hotels & Resorts, Inc.	101,000	1,438,240
Tanger Factory Outlet Centers	102,800	3,649,400
Taubman Centers, Inc.	66,300	3,232,125

		23,746,465

Thrifts & Mortgage Finance – 1.5%
Astoria Financial Corp.	224,900	5,885,633
Provident Financial Services, Inc.	322,000	3,860,780

		9,746,413

		123,767,087

Materials – 13.0%
Chemicals – 6.0%
Ashland, Inc.	179,200	7,915,264
Celanese Corp. – Class A Series A	84,800	3,298,720
Cytec Industries, Inc.	152,900	8,758,112
Lubrizol Corp.	61,900	3,608,770
Methanex Corp.	170,600	4,914,986
Rockwood Holdings, Inc.(a)	349,100	10,713,879

		39,209,731

Containers & Packaging – 2.1%
Aptargroup, Inc.	150,800	5,651,984
Silgan Holdings, Inc.	112,000	5,234,880
Sonoco Products Co.	113,300	3,191,661

		14,078,525

Metals & Mining – 4.9%
Cleveland-Cliffs, Inc.	33,390	3,988,769
Commercial Metals Co.	263,800	8,035,348

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Quanex Corp.	177,600	$9,137,520
Reliance Steel & Aluminum Co.	68,100	3,776,826
Steel Dynamics, Inc.	118,500	6,903,810

		31,842,273

		85,130,529

Consumer Staples – 10.2%
Beverages – 1.7%
Molson Coors Brewing Co. – Class B	210,400	11,353,184

Food & Staples Retailing – 4.4%
Performance Food Group Co.(a)	329,900	10,721,750
Ruddick Corp.	345,710	11,149,148
Supervalu, Inc.	275,900	7,242,375

		29,113,273

Food Products – 1.9%
Corn Products International, Inc.	49,700	1,824,487
Del Monte Foods Co.	409,800	3,680,004
Smithfield Foods, Inc.(a)	119,600	3,294,980
Tyson Foods, Inc. – Class A	248,900	3,586,649

		12,386,120

Tobacco – 2.2%
Universal Corp.	248,400	14,136,444

		66,989,021

Consumer Discretionary – 7.8%
Auto Components – 2.8%
ArvinMeritor, Inc.	618,700	6,985,123
Autoliv, Inc.	61,500	3,068,850
TRW Automotive Holdings Corp.(a)	387,100	8,547,168

		18,601,141

Automobiles – 0.4%
Thor Industries, Inc.	98,200	2,993,136

Hotels Restaurants & Leisure – 0.5%
Papa John’s International, Inc.(a)	117,600	3,075,240

Household Durables – 0.9%
Furniture Brands International, Inc.	304,500	3,958,500
KB Home	69,400	1,660,742

		5,619,242

Leisure Equipment & Products – 0.7%
Brunswick Corp.	301,900	4,917,951

Multiline Retail – 0.8%
Big Lots, Inc.(a)	197,450	3,327,032
Dillard’s, Inc. – Class A	113,300	1,675,707

		5,002,739

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.9%
AutoNation, Inc.(a)	320,438	$4,668,782
Office Depot, Inc.(a)	84,400	959,628

		5,628,410

Textiles Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	240,100	3,387,811
VF Corp.	21,200	1,612,048

		4,999,859

		50,837,718

Information Technology – 7.4%
Communications Equipment – 1.1%
CommScope, Inc.(a)	170,500	7,140,540

Electronic Equipment & Instruments – 4.2%
Arrow Electronics, Inc.(a)	225,900	7,366,599
AVX Corp.	24,375	305,662
Checkpoint Systems, Inc.(a)	188,400	4,559,280
Flextronics International Ltd.(a)	46,097	467,424
Ingram Micro, Inc. – Class A(a)	188,500	2,878,395
Insight Enterprises, Inc.(a)	191,400	3,355,242
Sanmina-SCI Corp.(a)	504,600	832,590
Tech Data Corp.(a)	93,960	3,133,566
Vishay Intertechnology, Inc.(a)	522,800	4,773,164

		27,671,922

Semiconductors & Semiconductor Equipment – 2.1%
Amkor Technology, Inc.(a)	437,800	5,126,638
Spansion, Inc. – Class A(a)	310,000	852,500
Teradyne, Inc.(a)	183,000	2,194,170
Zoran Corp.(a)	387,700	5,323,121

		13,496,429

		48,308,891

Utilities – 6.0%
Electric Utilities – 2.9%
Allegheny Energy, Inc.	58,800	2,979,396
Northeast Utilities	289,500	7,344,615
Reliant Energy, Inc.(a)	378,000	8,618,400

		18,942,411

Gas Utilities – 1.0%
Atmos Energy Corp.	253,091	6,580,366

Independent Power Producers & Energy Traders – 0.7%
Constellation Energy Group, Inc.	55,300	4,885,755

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.4%
Puget Energy, Inc.	124,600	$3,326,820
Wisconsin Energy Corp.	135,500	5,910,510

		9,237,330

		39,645,862

Health Care – 4.6%
Health Care Providers & Services – 3.3%
Apria Healthcare Group, Inc.(a)	155,400	3,373,734
Kindred Healthcare, Inc.(a)	46,100	972,249
LifePoint Hospitals, Inc.(a)	174,678	4,377,431
Molina Healthcare, Inc.(a)	217,925	6,897,326
Omnicare, Inc.	118,800	2,492,424
Universal Health Services, Inc. – Class B	60,600	3,237,252

		21,350,416

Life Sciences Tools & Services – 1.3%
PerkinElmer, Inc.	354,100	8,788,762

		30,139,178

Energy – 3.3%
Energy Equipment & Services – 2.2%
Exterran Holdings, Inc.(a)	40,800	2,841,720
Oil States International, Inc.(a)	213,100	8,984,296
Rowan Cos., Inc.	71,000	2,862,010

		14,688,026

Oil, Gas & Consumable Fuels – 1.1%
Hess Corp.	77,700	7,240,086

		21,928,112

Total Common Stocks (cost $650,461,900)		619,201,208

SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $35,129,599)	35,129,599	35,129,599

Total Investments – 99.8% (cost $685,591,499)		654,330,807
Other assets less liabilities – 0.2%		1,020,103

Net Assets – 100.0%		$655,350,910

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Industrials – 22.8%
Aerospace & Defense – 1.5%
Hexcel Corp.(a)	464,900	$9,386,331

Air Freight & Logistics – 1.0%
CH Robinson Worldwide, Inc.	120,100	6,097,477

Commercial Services & Supplies – 3.7%
FTI Consulting, Inc.(a)	173,900	11,042,650
Stericycle, Inc.(a)	233,500	12,583,315

		23,625,965

Construction & Engineering – 2.4%
Chicago Bridge & Iron Co. NV	184,500	8,582,940
Granite Construction, Inc.	228,200	6,889,358

		15,472,298

Electrical Equipment – 4.6%
Ametek, Inc.	306,600	13,058,094
Baldor Electric Co.	404,800	11,605,616
EnerSys(a)	192,600	4,427,874

		29,091,584

Machinery – 8.0%
Astec Industries, Inc.(a)	225,600	8,541,216
Bucyrus International, Inc. – Class A	33,800	3,375,944
IDEX Corp.	363,575	10,965,422
Joy Global, Inc.	143,155	9,501,197
Kaydon Corp.	130,200	5,560,842
Lincoln Electric Holdings, Inc.	149,300	10,024,002
Valmont Industries, Inc.	33,100	2,644,690

		50,613,313

Trading Companies & Distributors – 1.6%
MSC Industrial Direct Co. – Class A	250,400	10,161,232

		144,448,200

Information Technology – 21.7%
Communications Equipment – 3.0%
Foundry Networks, Inc.(a)	856,100	10,161,907
Netgear, Inc.(a)	407,000	8,880,740

		19,042,647

Electronic Equipment & Instruments – 1.5%
Amphenol Corp. – Class A	256,580	9,485,763

Internet Software & Services – 4.1%
DealerTrack Holdings, Inc.(a)	358,800	7,344,636
Omniture, Inc.(a)	318,500	7,319,130
VistaPrint Ltd.(a)	368,600	11,581,412

		26,245,178

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 2.8%
Global Payments, Inc.	173,100	$6,866,877
Iron Mountain, Inc.(a)	351,100	10,561,088

		17,427,965

Semiconductors & Semiconductor Equipment – 6.1%
Hittite Microwave Corp.(a)	276,700	9,161,537
Integrated Device Technology, Inc.(a)	576,300	4,835,157
Intersil Corp. – Class A	174,800	4,067,596
Lam Research Corp.(a)	25,600	1,030,144
Microsemi Corp.(a)	385,400	8,382,450
On Semiconductor Corp.(a)	562,700	3,376,200
Verigy Ltd.(a)	382,600	7,690,260

		38,543,344

Software – 4.2%
Activision, Inc.(a)	419,154	11,421,946
McAfee, Inc.(a)	249,700	8,307,519
Synchronoss Technologies, Inc.(a)	424,700	6,829,176

		26,558,641

		137,303,538

Health Care – 17.4%
Biotechnology – 3.7%
Alexion Pharmaceuticals, Inc.(a)	183,800	11,140,118
BioMarin Pharmaceutical, Inc.(a)	141,300	5,375,052
OSI Pharmaceuticals, Inc.(a)	128,600	4,623,170
Savient Pharmaceuticals, Inc.(a)	113,200	2,567,376

		23,705,716

Health Care Equipment & Supplies – 7.1%
ArthroCare Corp.(a)	266,100	10,683,915
Hologic, Inc.(a)	222,400	13,412,944
NuVasive, Inc.(a)	290,700	11,203,578
TomoTherapy, Inc.(a)	723,200	9,524,544

		44,824,981

Health Care Providers & Services – 1.5%
HealthExtras, Inc.(a)	337,300	9,292,615

Life Sciences Tools & Services – 4.3%
AMAG Pharmaceuticals, Inc.(a)	202,300	8,854,671
Icon PLC SP (ADR)(a)	200,100	13,226,610
WuXi PharmaTech Cayman, Inc. (ADR)(a)	228,100	5,474,400

		27,555,681

Pharmaceuticals – 0.8%
Auxilium Pharmaceuticals, Inc.(a)	66,900	2,143,476
XenoPort, Inc.(a)	61,200	3,131,604

		5,275,080

		110,654,073

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.8%
Diversified Consumer Services – 1.7%
Strayer Education, Inc.	69,900	$10,883,430

Hotels, Restaurants & Leisure – 5.1%
Ctrip.com International Ltd. (ADR)	96,600	5,855,892
Gaylord Entertainment Co.(a)	78,100	2,350,029
Life Time Fitness, Inc.(a)	251,600	7,311,496
Orient-Express Hotels Ltd. – Class A	151,600	8,212,172
Sonic Corp.(a)	391,300	8,346,429

		32,076,018

Internet & Catalog Retail – 1.4%
NetFlix, Inc.(a)	284,900	8,997,142

Media – 1.5%
National CineMedia, Inc.	434,100	9,354,855

Specialty Retail – 3.1%
Dick’s Sporting Goods, Inc.(a)	380,900	10,505,222
GameStop Corp. – Class A(a)	118,000	4,998,480
J Crew Group, Inc.(a)	106,000	4,245,300

		19,749,002

Textiles Apparel & Luxury Goods – 1.0%
Lululemon Athletica, Inc.(a)	241,500	6,496,350

		87,556,797

Energy – 11.1%
Energy Equipment & Services – 6.8%
Cameron International Corp.(a)	223,700	9,502,776
Complete Production Services, Inc.(a)	431,900	8,387,498
FMC Technologies, Inc.(a)	116,500	6,600,890
Grant Prideco, Inc.(a)	132,000	6,662,040
Oceaneering International, Inc.(a)	87,300	5,238,000
Superior Energy Services, Inc.(a)	165,100	6,717,919

		43,109,123

Oil, Gas & Consumable Fuels – 4.3%
Bill Barrett Corp.(a)	164,400	7,618,296
Forest Oil Corp.(a)	134,100	6,615,153
Newfield Exploration Co.(a)	151,400	8,384,532
Penn Virginia Corp.	106,400	4,528,384

		27,146,365

		70,255,488

Financials – 6.8%
Capital Markets – 6.5%
Affiliated Managers Group, Inc.(a)	71,450	6,884,208
Greenhill & Co., Inc.	154,320	10,032,343
Lazard Ltd. – Class A	239,000	9,127,410

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

MF Global Ltd.(a)	322,300	$5,656,365
OptionsXpress Holdings, Inc.	265,100	6,139,716
Pzena Investment Management, Inc. – Class A	305,000	3,318,400

		41,158,442

Commercial Banks – 0.3%
Boston Private Financial Holdings, Inc.	134,800	1,856,196

		43,014,638

Telecommunication Services – 2.8%
Diversified Telecommunication Services – 1.3%
Cbeyond, Inc.(a)	206,000	3,376,340
Time Warner Telecom, Inc. – Class A(a)	290,500	4,630,570

		8,006,910

Wireless Telecommunication Services – 1.5%
SBA Communications Corp. – Class A(a)	309,900	9,622,395

		17,629,305

Materials – 0.8%
Metals & Mining – 0.8%
Allegheny Technologies, Inc.	66,180	5,119,023

Total Common Stocks (cost $621,188,291)		615,981,062

SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $22,820,052)	22,820,052	22,820,052

Total Investments – 100.8% (cost $644,008,343)		638,801,114
Other assets less liabilities – (0.8)%		(5,200,942)

Net Assets – 100.0%		$633,600,172

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 23.5%
Treasuries – 23.5%
U.S. Treasury Bonds 4.75%, 8/15/17	$30,915	$33,890,569
U.S. Treasury Notes 3.50%, 8/15/09(a)	50,618	52,021,840
4.50%, 5/15/17	29,235	31,493,872
4.625%, 11/30/08	112,681	115,145,897
4.75%, 12/31/08	51,720	52,992,777
4.875%, 5/31/11	24,720	26,966,034

Total Governments - Treasuries (cost $301,299,398)		312,510,989

CORPORATES - INVESTMENT GRADES – 21.0%
Financial Institutions – 13.2%
Banking – 5.7%
Bank of America Corp. 3.375%, 2/17/09	3,010	3,013,145
BB&T Corp. 6.50%, 8/01/11	3,035	3,250,840
Citigroup, Inc. 3.625%, 2/09/09	6,640	6,643,074
Comerica, Inc. 4.80%, 5/01/15	2,380	2,238,669
Compass Bank 6.40%, 10/01/17	1,615	1,686,662
Credit Suisse USA, Inc. 4.70%, 6/01/09	6,625	6,725,667
Marshall & Ilsley Corp. 4.375%, 8/01/09	5,123	5,165,275
Morgan J P & Co., Inc. 6.25%, 1/15/09	6,120	6,244,261
National City Bank of Pennsylvania 6.25%, 3/15/11	6,470	6,578,560
NB Capital Trust IV 8.25%, 4/15/27	3,345	3,478,235
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(b)	783	807,948
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	1,377	1,516,050
Union Planters Corp. 7.75%, 3/01/11	3,867	4,221,542
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,165,785
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	2,429	2,493,473

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

US Bancorp 5.30%, 4/28/09	$6,550	$6,685,827
Wachovia Corp. 5.625%, 12/15/08	2,856	2,888,933
Wells Fargo & Co. 3.125%, 4/01/09	6,700	6,651,284

		75,455,230

Brokerage – 2.7%
The Bear Stearns Co., Inc. 3.25%, 3/25/09	6,820	6,705,226
7.625%, 12/07/09	6,475	6,745,357
Lehman Brothers Holdings, Inc. 3.60%, 3/13/09	6,715	6,600,577
7.875%, 11/01/09	2,726	2,853,342
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	6,760	6,730,418
Morgan Stanley 5.05%, 1/21/11	6,635	6,791,321

		36,426,241

Finance – 2.5%
American Express Co. 4.75%, 6/17/09	2,976	2,987,839
American General Finance Corp. 4.625%, 5/15/09	5,240	5,239,597
Capital One Bank 5.00%, 6/15/09	4,160	4,133,696
Capital One Financial Corp. 6.75%, 9/15/17	395	397,165
CIT Group, Inc. 3.375%, 4/01/09	6,860	6,665,697
General Electric Capital Corp. 3.125%, 4/01/09	6,730	6,729,172
Household Finance Corp. 4.125%, 12/15/08	6,690	6,709,548

		32,862,714

Insurance – 1.1%
Allstate Life Global Funding Trust
Series 04-1 4.50%, 5/29/09	2,911	2,951,888
Genworth Financial, Inc. 5.231%, 5/16/09	2,218	2,250,915
UnitedHealth Group, Inc. 4.125%, 8/15/09	2,429	2,442,852
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,867,803

		14,513,458

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	$3,130	$3,126,391

REITS – 1.0%
Simon Property Group LP 3.75%, 1/30/09	6,665	6,616,486
5.00%, 3/01/12	6,630	6,503,380

		13,119,866

		175,503,900

Industrial – 6.3%
Basic – 0.2%
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	1,506	1,678,112
United States Steel Corp. 5.65%, 6/01/13	460	448,258

		2,126,370

Capital Goods – 0.5%
Caterpillar Financial Services 4.50%, 6/15/09	3,478	3,532,747
Illinois Tool Works, Inc. 5.75%, 3/01/09	2,624	2,691,062

		6,223,809

Communications - Media – 0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	6,350	6,564,687

Communications - Telecommunications – 1.7%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,757,144
Nextel Communications, Inc. Series E 6.875%, 10/31/13	6,796	5,334,860
Qwest Corp. 8.875%, 3/15/12	3,930	4,101,937
Vodafone Group PLC 7.75%, 2/15/10	6,160	6,612,797

		22,806,738

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 7.20%, 9/01/09	5,900	6,191,967

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17	846	789,062

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.0%
Abbott Laboratories 3.50%, 2/17/09	$3,250	$3,261,287
Cia Brasileira De Bebida 8.75%, 9/15/13	2,274	2,615,100
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,652,710
Baxter FinCo BV 4.75%, 10/15/10	5,757	6,002,001

		13,531,098

Energy – 0.7%
ConocoPhillips 6.375%, 3/30/09	2,828	2,913,397
Vastar Resources, Inc. 6.50%, 4/01/09	6,390	6,609,759

		9,523,156

Technology – 0.3%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	1,550	1,585,258
International Business Machines Corp. 5.375%, 2/01/09	2,869	2,926,343

		4,511,601

Transportation - Airlines – 0.2%
United Air Lines, Inc. 6.636%, 7/02/22	2,534	2,388,471

Transportation - Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	2,700	2,782,909

Transportation - Services – 0.5%
FedEx Corp. 3.50%, 4/01/09	6,715	6,712,186

		84,152,054

Utility – 1.5%
Electric – 1.5%
Constellation Energy Group, Inc. 6.125%, 9/01/09	6,420	6,602,052
Pacific Gas & Electric Co. 3.60%, 3/01/09	6,660	6,689,517
PPL Electric Utilities Corp. 6.25%, 8/15/09	6,380	6,648,623

		19,940,192

Total Corporates - Investment Grades (cost $278,312,842)		279,596,146

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 12.6%
Agency ARMS – 9.3%
Federal Home Loan Mortgage Corp. Series 2006 6.158%, 12/01/36(c)	$5,259	$5,431,093
Series 2007 5.934%, 11/01/36(c)	9,288	9,595,731
5.944%, 2/01/37(c)	6,452	6,660,210
5.975%, 3/01/37(c)	11,256	11,630,969
6.03%, 10/01/37(c)	71	72,923
6.044%, 3/01/37(c)	9,613	9,921,153
6.093%, 1/01/37(c)	8,034	8,316,243
Federal National Mortgage Association Series 2006 5.463%, 5/01/36(c)	3,622	3,749,347
5.759%, 10/01/36(c)	5,199	5,380,624
5.848%-5.85%, 10/01/36-11/01/36(c)	19,029	19,730,176
5.912%, 6/01/36(c)	6,763	7,012,741
5.915%, 6/01/36(c)	10,644	11,036,001
Series 2007 5.525%, 3/01/37(c)	5,076	5,194,137
5.744%, 12/01/36(c)	4,517	4,681,756
5.786%, 8/01/37(c)	15,053	15,973,816

		124,386,920

Agency Fixed Rate 30-Year – 2.4%
Federal Gold Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	15,135	15,465,961
7.00%, 2/01/37	15,351	16,142,907

		31,608,868

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	1	507
Series 1998 6.00%, 10/01/13-12/01/13	55	57,479
Series 2001 6.00%, 11/01/16	205	212,647
Series 2002 6.00%, 12/01/17	105	108,450
Series 2005 6.00%, 6/01/17-6/01/20	548	565,139
Series 2006 6.00%, 5/01/21-1/01/22	8,745	9,050,670
Series 2007 6.00%, 2/01/22	1,844	1,905,598

		11,900,490

Total Mortgage Pass-Thru’s (cost $163,077,264)		167,896,278

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.7%
Non-Agency Fixed Rate CMBS – 7.2%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	$4,100	$3,854,809
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,864,556
Series 2007-PW18, Class A4 5.70%, 6/11/50	3,100	2,939,575
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39	3,500	3,296,024
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	179	178,305
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,557,351
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,314,321
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,739,413
Series 2006-CB17, Class A4 5.429%, 12/12/43	3,300	3,122,036
Series 2007-LD11, Class C 5.819%, 6/15/49	7,760	5,655,152
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 5.936%, 7/15/44	10,000	7,407,822
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,046,608
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,287,020
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,635,214
Series 2007-C7, Class A3 5.866%, 9/15/45	3,800	3,670,723
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	277	276,833

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.741%, 6/15/49	$7,500	$5,439,358

		95,285,120

Non-Agency Floating Rate CMBS – 2.5%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 3.431%, 3/15/22(c)(d)	2,500	2,375,000
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 3.221%, 4/15/17(c)(d)	420	419,598
Series 2005-FL11, Class D 3.461%, 11/15/17(c)(d)	1,808	1,699,056
Series 2007-FL14, Class C 3.435%, 6/15/22(c)(d)	7,300	6,837,649
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 3.591%, 10/15/21(c)(d)	4,900	4,820,426
Series 2007-TFLA, Class A2 3.241%, 2/15/22(c)(d)	8,000	7,439,834
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 3.431%, 10/15/17(c)(d)	2,400	2,396,084
Morgan Stanley Capital I Series 2005-XLF, Class G 3.492%, 8/15/19(c)(d)	2,000	1,900,000
Series 2005-XLF, Class H 3.512%, 8/15/19(c)(d)	1,000	945,000
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 3.521%, 9/15/21(c)(d)	2,600	2,333,333
Series 2007-WHL8, Class E 3.521%, 6/15/20(c)(d)	2,725	2,402,449

		33,568,429

Total Commercial Mortgage-Backed Securities (cost $138,381,356)		128,853,549

ASSET-BACKED SECURITIES – 9.6%
Home Equity Loans - Floating Rate – 5.1%
ACE Securities Corp. Series 2003-OP1, Class A2 3.495%, 12/25/33(c)	18	13,032
BNC Mortgage Loan Trust Series 2007-2, Class M5 4.035%, 5/25/37(c)	1,200	123,600

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 3.255%, 6/25/30(c)	$2,500	$2,254,298
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 3.425%, 6/25/34(c)	83	65,104
Home Equity Mortgage Trust Series 2005-3, Class M1 3.675%, 11/25/35(c)	644	579,388
Series 2006-1, Class A2 5.30%, 5/25/36(e)	4,010	1,406,410
Household Home Equity Loan Trust Series 2006-1, Class M1 3.394%, 1/20/36(c)	1,899	1,653,982
Series 2007-2, Class A2V 3.274%, 7/20/36(c)	2,800	2,621,500
HSI Asset Securitization Corp. Series 2006-OPT1, Class 2A1 3.215%, 12/25/35(c)	541	540,120
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 3.295%, 7/25/37(c)	3,350	3,034,892
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 3.335%, 6/25/37(c)(d)	3,700	3,343,875
Lehman XS Trust Series 2005-2, Class 1M1 3.635%, 8/25/35(c)(f)	5,000	3,350,000
Series 2006-1, Class 1M1 3.585%, 2/25/36(c)(f)	4,000	2,200,000
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 3.245%, 2/25/36(c)	2,000	1,954,811
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 3.255%, 4/25/37(c)	5,769	5,671,943
Series 2007-3, Class A2B 3.265%, 6/25/37(c)	4,060	3,660,346
Series 2007-5, Class 2A1 3.835%, 10/25/37(c)	4,982	4,938,743
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 3.265%, 6/25/37(c)	3,100	2,811,796
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 3.255%, 3/25/36(c)	5,800	5,742,000
Series 2007-1, Class 2A1 3.265%, 4/25/37(c)	3,698	3,574,206

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Novastar Home Loan Equity Series 2007-2, Class A2B 3.295%, 9/25/37(c)	$3,125	$2,736,937
Series 2007-2, Class M1 3.435%, 9/25/37(c)	4,935	1,665,316
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 3.235%, 7/25/36(c)	4,215	4,110,944
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 3.265%, 7/25/37(c)	4,185	4,077,759
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 3.585%, 6/25/36(c)	2,000	1,540,387
Wells Fargo Home Equity Trust Series 2006-1, Class A2 3.225%, 5/25/36(c)	4,283	4,235,168

		67,906,557

Home Equity Loans - Fixed Rate – 2.9%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,646,610
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	388	375,684
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF3 4.871%, 8/25/35	4,484	4,460,533
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	3,500	2,521,495
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.45%, 1/25/33(e)	1,621	1,419,201
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,524,918
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,859	1,672,390
Series 2005-RP2, Class AF2 5.75%, 9/25/35(d)	1,800	1,751,625
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,500	2,490,551
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(d)	5,500	5,336,717

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	$1,076	$1,022,250
Series 2006-5, Class A1 5.50%, 1/25/37	2,925	1,317,752
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,128,101
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(d)	147	109,965
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(d)	2,144	2,149,536
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(d)(g)	11,483	2,196,038

		38,123,366

Autos - Floating Rate – 0.8%
Capital Auto Receivables Asset Trust FRN Series 2007-SN2, Class A2 3.901%, 1/15/10(c)(d)	7,000	6,978,125
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 3.184%, 4/20/13(c)	4,360	4,257,816

		11,235,941

Other ABS - Floating Rate – 0.4%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 3.81%, 2/25/42(c)(d)	3,600	3,366,000
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.122%, 3/30/46(c)(d)(f)	1,100	77,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.235%, 2/25/47(c)(d)	1,865	1,433,428
SLM Student Loan Trust Series 2005-10, Class A2 3.341%, 4/27/15(c)	163	162,411

		5,038,839

Credit Cards - Floating Rate – 0.3%
Chase Issuance Trust Series 2006-A1, Class A 3.161%, 4/15/13(c)	4,000	3,909,376

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(d)	$1,600	$1,392,000

Total Asset-Backed Securities (cost $148,405,177)		127,606,079

CMOS – 5.7%
Non-Agency Floating Rate – 2.4%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 3.605%, 2/25/36(c)(f)	4,155	1,454,250
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.705%, 9/25/45(c)	127	113,421
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.522%, 12/25/35(c)	1,394	1,319,110
Series 2006-OA14, Class 3A1 5.372%, 11/25/46(c)	2,223	1,967,203
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 3.615%, 2/25/35(c)	167	144,071
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 3.325%, 8/25/47(c)	2,940	2,306,611
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 3.445%, 8/25/35(c)	146	117,485
Homebanc Mortgage Trust Series 2005-4, Class A2 3.465%, 10/25/35(c)	4,409	3,155,539
Lehman XS Trust Series 2007-2N, Class M1 3.475%, 2/25/37(c)(f)	3,600	1,427,250
MLCC Mortgage Investors, Inc. FRN Series 2004-A, Class A1 3.365%, 4/25/29(c)	127	115,582
MortgageIT Trust Series 2005-4, Class M1 3.585%, 10/25/35(c)	1,729	1,062,278
Sequoia Mortgage Trust Series 2007-3, Class 1A1 3.314%, 7/20/36(c)	3,998	3,424,258

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 3.365%, 5/25/35(c)	$216	$166,348
Series 2005-9, Class 2A1 5.726%, 5/25/35(c)	1,222	1,083,642
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 3.449%, 10/19/34(c)	793	675,473
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 5.482%, 9/25/46(c)	3,750	3,220,354
Series 2006-AR11, Class 3A1A 5.442%, 9/25/46(c)	1,406	1,163,666
Series 2006-AR4, Class 1A1B 5.462%, 5/25/46(c)	1,615	1,382,583
Series 2006-AR9, Class 1AB2 3.355%, 8/25/46(c)	4,575	4,359,853
Series 2007-OA1, Class A1A 5.222%, 2/25/47(c)	3,497	2,887,075

		31,546,052

Non-Agency ARMS – 1.9%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 4.963%, 8/25/35(b)	4,133	4,049,189
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.40%, 2/25/36(b)	3,643	2,928,631
Series 2007-1, Class 21A1 5.731%, 1/25/47(b)	7,352	6,118,582
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(b)	3,021	2,968,393
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.223%, 5/25/36(b)	1,628	1,482,567
JPMorgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(b)	5,522	5,480,129
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.235%, 8/25/35(b)	2,611	2,563,761

		25,591,252

Non-Agency Fixed Rate – 0.9%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	1,684	1,683,633

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.077%, 6/26/35(d)	$2,694	$2,663,457
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,636	1,614,573
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	6,125	6,275,282

		12,236,945

Agency Floating Rate – 0.5%
Federal National Mortgage Association Series 2003-52, Class FV 4.135%, 5/25/31(c)	3,854	3,897,717
Series 2003-W13, Class AV2 3.415%, 10/25/33(c)	471	470,807
Freddie Mac Reference REMIC Series 2006-R008, Class FK 3.521%, 7/15/23(c)	1,921	1,886,079

		6,254,603

Total CMOs (cost $88,333,859)		75,628,852

INFLATION-LINKED SECURITIES – 2.5%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $31,754,192)	31,491	32,797,552

AGENCIES – 1.4%
Agency Debentures – 1.4%
Federal Home Loan Bank 5.125%, 6/13/08 (cost $18,504,652)	18,520	18,638,620

SHORT-TERM INVESTMENTS – 11.1%
Time Deposit – 11.1%
State Street Euro Dollar 2.35%, 3/03/08 (cost $147,326,782)	147,327	147,326,782

Total Investments – 97.1% (cost $1,315,395,515)		1,290,854,847
Other assets less liabilities – 2.9%		38,785,916

Net Assets – 100.0%		$1,329,640,763

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

Short Duration Bond Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	982	June 2008	$110,692,660	$112,193,500	$1,500,840
U.S. T-Note 5 Yr Futures	1,530	June 2008	326,707,250	328,830,470	2,123,221

Sold Contracts
U.S. T-Note 10 Yr Futures	903	June 2008	103,245,084	105,904,969	(2,659,884)

					$964,177

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $770,801.

(b)	Variable rate coupon, rate shown as of February 29, 2008.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $64,366,195 or 4.8% of net assets.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(f)	Illiquid security, valued at fair value. (See note A)

(g)	IO – Interest Only

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Portfolio’s total exposure to subprime investments was 7.66%. These investments are valued in accordance with the Portfolio’s Valuation Policies.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 28.7%
Financial Institutions – 14.1%
Banking – 5.6%
Bank of America Corp. 3.375%, 2/17/09(a)	$1,970	$1,972,059
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	170	186,273
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)	1,950	2,024,576
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	961	1,031,793
Citicorp Series MTNF 6.375%, 11/15/08(a)	761	776,393
Citigroup, Inc. 3.625%, 2/09/09(a)	4,345	4,347,012
4.625%, 8/03/10(a)	2,357	2,411,944
5.286%, 6/09/09(a)(d)	421	418,474
Compass Bank 5.50%, 4/01/20(a)	4,989	4,824,308
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13(a)	1,812	1,899,748
Deutsche Bank Ag London 5.00%, 10/12/10(a)	4,225	4,431,307
Huntington National Bank 4.375%, 1/15/10(a)	517	511,779
JPMorgan Chase & Co. 6.75%, 2/01/11(a)	4,225	4,537,806
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37(a)	733	686,166
KeyBank NA 7.00%, 2/01/11(a)	3,140	3,347,874
Marshall & Ilsley Bank 5.00%, 1/17/17(a)	3,700	3,478,751
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	3,377	3,404,867
5.626%, 8/17/09(a)	2,022	2,078,177
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,370,470
Morgan J P & Co., Inc. 6.25%, 1/15/09(a)	3,759	3,835,323
MUFG Capital Finance 1 Ltd. 6.346%, 7/29/49(a)(b)	770	674,781
National City Bank of Pennsylvania 6.25%, 3/15/11(a)	4,245	4,316,227

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

National City Bank/Cleveland OH 6.20%, 12/15/11(a)	$4,225	$4,497,382
RBS Capital Trust III 5.512%, 9/30/14(a)(b)	562	514,926
Regions Financial Corp 6.375%, 5/15/12(a)	4,250	4,453,358
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)(c)	330	286,809
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	619	576,388
SouthTrust Corp. 5.80%, 6/15/14(a)	3,315	3,448,038
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(c)	4,800	4,241,592
Suntrust Bank Series CD 5.244%, 6/02/09(a)(d)	591	577,525
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(b)	2,319	2,553,173
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	2,121,414
Union Bank of California 5.95%, 5/11/16(a)	1,005	983,921
Union Planters Corp. 7.75%, 3/01/11(a)	2,817	3,075,274
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	2,824	2,898,957
US Bancorp 5.30%, 4/28/09(a)	4,260	4,348,340
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,290,133
5.625%, 12/15/08(a)	1,324	1,339,267
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	2,118,462
4.20%, 1/15/10(a)	341	321,939
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,839,027
Zions Bancorporation 5.50%, 11/16/15(a)	1,420	1,329,509

		96,381,542

Brokerage – 2.2%
Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	4,125	3,584,266
7.625%, 12/07/09(a)	4,078	4,248,273
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	3,321	3,326,629
4.75%, 7/15/13(a)	1,876	1,894,929

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.125%, 1/15/15(a)	$1,590	$1,585,734
7.35%, 10/01/09(a)	899	955,146
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	1,564	1,469,983
6.50%, 7/19/17(a)	1,315	1,299,885
7.875%, 11/01/09(a)	1,780	1,863,151
Series MTNG 4.80%, 3/13/14(a)	1,065	1,025,462
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	4,146	4,206,374
6.05%, 5/16/16(a)	1,607	1,589,484
Series MTNC 4.125%, 1/15/09-9/10/09(a)	2,833	2,826,556
Morgan Stanley 5.05%, 1/21/11(a)	4,375	4,478,075
6.75%, 4/15/11(a)	4,135	4,424,450

		38,778,397

Finance – 3.1%
American Express Centurion 4.375%, 7/30/09(a)	2,567	2,588,560
American Express Co. 4.75%, 6/17/09(a)	1,922	1,929,646
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,619,798
Series MTNG 5.375%, 9/01/09(a)	1,705	1,743,664
Capital One Bank 4.25%, 12/01/08(a)	1,515	1,502,789
5.00%, 6/15/09(a)	4,275	4,247,969
Capital One Financial Corp. 4.80%, 2/21/12(a)	665	632,396
5.50%, 6/01/15(a)	484	446,522
6.75%, 9/15/17(a)	383	385,099
CIT Group, Inc. 3.375%, 4/01/09(a)	3,725	3,619,493
5.125%, 9/30/14(a)	1,815	1,538,681
5.85%, 9/15/16(a)	3,790	3,234,663
Countrywide Financial Corp. 6.25%, 5/15/16(a)	1,806	1,552,681
Series MTN 5.80%, 6/07/12(a)	1,272	1,143,289
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	1,151	1,011,702
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	888,448
4.375%, 11/21/11(a)	1,213	1,245,438
6.75%, 3/15/32(a)	3,134	3,360,112

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Household Finance Corp. 4.125%, 12/15/08(a)	$1,555	$1,559,544
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,858,987
7.00%, 5/15/12(a)	2,095	2,267,069
International Lease Finance Corp. 6.375%, 3/15/09(a)	4,190	4,297,855
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,544	1,289,581
5.65%, 9/15/11(a)	2,350	2,014,733
SLM Corp. 5.375%, 5/15/14(a)	3,490	2,983,133

		52,961,852

Insurance – 1.9%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	1,820	1,897,394
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09(a)	1,884	1,910,463
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	999,450
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,708,980
GE Global Ins 7.00%, 2/15/26(a)	3,065	3,222,820
Genworth Financial, Inc. 4.75%, 6/15/09(a)	1,651	1,665,557
5.231%, 5/16/09(a)	1,462	1,483,696
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,120,754
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(c)	993	1,019,307
Prudential Financial, Inc. 5.15%, 1/15/13(a)	2,545	2,597,452
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	1,589	1,598,062
5.25%, 3/15/11(a)	4,300	4,422,292
WellPoint, Inc. 4.25%, 12/15/09(a)	4,327	4,370,144
XL Capital Ltd. 5.25%, 9/15/14(a)	4,520	4,135,936

		32,152,307

REITS – 1.3%
ERP Operating LP 5.25%, 9/15/14(a)	4,570	4,275,578
HCP, Inc. 6.00%, 1/30/17(a)	4,630	4,003,510

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Health Care REIT, Inc. 6.20%, 6/01/16(a)	$3,980	$3,577,483
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	2,373	2,176,774
Mack-Cali Realty LP 7.25%, 3/15/09(a)	665	686,429
Simon Property Group LP 5.00%, 3/01/12(a)	4,335	4,252,210
5.625%, 8/15/14(a)	3,236	3,251,834

		22,223,818

		242,497,916

Industrial – 12.7%
Basic – 1.0%
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	3,132	3,444,235
Celulosa Arauco Y Constitucion 8.625%, 8/15/10(a)	999	1,113,170
The Dow Chemical Co. 7.375%, 11/01/29(a)	220	239,742
International Paper Co. 4.25%, 1/15/09(a)	1,772	1,776,926
5.30%, 4/01/15(a)	2,625	2,574,624
Lubrizol Corp. 4.625%, 10/01/09(a)	805	819,511
Packaging Corp. of America 5.75%, 8/01/13(a)	1,099	1,130,260
United States Steel Corp. 5.65%, 6/01/13(a)	3,901	3,801,427
7.00%, 2/01/18(a)	1,260	1,248,036
Westvaco Corp. 8.20%, 1/15/30(a)	670	683,015
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,099,953

		17,930,899

Capital Goods – 1.2%
Boeing Capital Corp. 4.75%, 8/25/08(a)	1,615	1,631,576
6.50%, 2/15/12(a)	205	225,577
Caterpillar Financial Services 4.50%, 6/15/09(a)	2,246	2,281,354
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(c)	1,449	1,513,431
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	1,727	1,771,137
Lafarge SA 6.15%, 7/15/11(a)	2,204	2,309,675

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Masco Corp. 4.80%, 6/15/15(a)	$4,795	$4,268,619
Textron Financial Corp. 4.125%, 3/03/08(a)	2,610	2,610,000
Textron, Inc. 6.375%, 11/15/08(a)	875	894,015
Tyco International Group SA 6.00%, 11/15/13(a)	1,250	1,313,391
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,487,843

		20,306,618

Communications - Media – 1.2%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	505,533
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(c)	2,325	2,324,130
Comcast Cable Communications Holdings, Inc. 8.375%, 3/15/13(a)	940	1,055,446
9.455%, 11/15/22(a)	1,731	2,146,130
Comcast Cable Communications LLC 6.875%, 6/15/09(a)	1,463	1,515,861
Comcast Cable Communications, Inc. 6.20%, 11/15/08(a)	859	871,216
Comcast Corp. 5.30%, 1/15/14(a)	2,253	2,227,194
5.50%, 3/15/11(a)	2,767	2,837,224
News America, Inc. 6.55%, 3/15/33(a)	1,383	1,379,653
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	683,838
Time Warner Entertainment Co. 8.375%, 3/15/23(a)	3,190	3,609,345
WPP Finance Corp. 5.875%, 6/15/14(a)	886	981,790

		20,137,360

Communications - Telecommunications – 3.3%
AT&T Corp. 8.00%, 11/15/31(a)	295	351,680
AT&T, Inc. 4.125%, 9/15/09(a)	2,135	2,162,894
British Telecommunications PLC 8.625%, 12/15/10(a)	4,581	5,152,759
Embarq Corp. 6.738%, 6/01/13(a)	210	216,265
7.082%, 6/01/16(a)	5,970	5,944,126

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	$3,940	$4,351,813
8.75%, 3/01/31(a)	1,429	1,785,686
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)	3,900	3,891,248
Qwest Corp. 7.875%, 9/01/11(a)	3,735	3,800,362
8.875%, 3/15/12(a)	2,780	2,901,625
Sprint Capital Corp. 7.625%, 1/30/11(a)	2,660	2,360,750
8.375%, 3/15/12(a)	3,219	2,832,720
8.75%, 3/15/32(a)	1,451	1,131,780
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,798,896
6.375%, 11/15/33(a)	375	359,621
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	3,828	3,844,078
Verizon Communications, Inc. 4.90%, 9/15/15(a)	1,590	1,567,393
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,200	2,290,917
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,111,088
7.75%, 2/15/10(a)	4,075	4,374,537

		56,230,238

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America 4.875%, 6/15/10(a)	698	713,000
7.75%, 1/18/11(a)	2,465	2,683,256

		3,396,256

Consumer Cyclical - Other – 0.9%
MDC Holdings, Inc. 5.50%, 5/15/13(a)	4,540	4,413,171
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	2,676	2,745,704
7.875%, 5/01/12(a)	2,826	3,002,882
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	370,644
6.875%, 11/15/12(a)	1,055	1,058,410
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)	4,535	4,233,241

		15,824,052

Consumer Non-Cyclical – 2.4%
Abbott Laboratories 3.50%, 2/17/09(a)	2,124	2,131,377

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Altria Group, Inc. 7.75%, 1/15/27(a)	$2,120	$2,642,241
Bunge Ltd Finance Corp. 5.10%, 7/15/15(a)	1,711	1,671,271
5.875%, 5/15/13(a)	2,720	2,829,020
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(c)	3,480	3,523,928
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	702,105
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	3,241	3,270,396
6.75%, 8/15/14(a)	1,166	1,189,716
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,272,144
The Kroger Co. 6.80%, 12/15/18(a)	1,100	1,194,467
Baxter FinCo BV 4.75%, 10/15/10(a)	3,753	3,912,716
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,968,463
7.625%, 6/01/16(a)	3,655	3,870,586
Safeway, Inc. 4.125%, 11/01/08(a)	683	684,769
6.50%, 3/01/11(a)	453	483,278
Tyson Foods, Inc. 6.85%, 4/01/16(a)	3,785	3,720,515
Wyeth 5.50%, 2/01/14(a)	2,212	2,311,454

		41,378,446

Energy – 1.1%
Amerada Hess Corp. 7.875%, 10/01/29(a)	2,273	2,698,040
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	1,220	1,257,648
ConocoPhillips 6.375%, 3/30/09(a)	1,854	1,909,985
Gaz Capital for Gazprom 6.212%, 11/22/16(a)(c)	7,890	7,442,637
Statoilhydro Asa 6.36%, 1/15/09(a)	1,248	1,280,730
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	2,115	2,220,238
Valero Energy Corp. 6.875%, 4/15/12(a)	2,588	2,789,530

		19,598,808

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 1.2%
Computer Sciences Corp. 5.50%, 3/15/13(a)(c)	$2,290	$2,320,949
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,481,288
Series B 6.50%, 8/01/13(a)	3,745	3,830,188
International Business Machines Corp. 4.375%, 6/01/09(a)	455	465,288
5.375%, 2/01/09(a)	1,891	1,928,795
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,546,420
7.50%, 5/15/25(a)	290	256,592
7.625%, 11/15/10(a)	146	154,505
Xerox Capital Trust I 8.00%, 2/01/27(a)	4,410	4,482,381
Xerox Corp. 7.625%, 6/15/13(a)	720	748,043
9.75%, 1/15/09(a)	2,738	2,862,763

		20,077,212

Transportation - Airlines – 0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	1,800	1,696,227

Transportation - Railroads – 0.1%
Norfolk Southern Corp. 6.20%, 4/15/09(a)	1,770	1,824,352

		218,400,468

Utility – 1.7%
Electric – 1.4%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	3,155	3,429,179
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	734	734,115
Enersis SA 7.375%, 1/15/14(a)	4,090	4,452,341
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,366,395
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,376,583
Series C 7.375%, 11/15/31(a)	1,436	1,566,209
FPL Group Capital, Inc. 5.625%, 9/01/11(a)	2,855	3,010,184
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	1,763	1,892,811

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nisource Finance Corp. 7.875%, 11/15/10(a)	$1,656	$1,806,762
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,719,387
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	622,446
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)	874	1,020,478
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(c)	1,447	1,536,399

		24,533,289

Natural Gas – 0.3%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	546,465
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	1,278	1,300,392
Williams Cos, Inc. 7.125%, 9/01/11(a)	2,285	2,416,387

		4,263,244

		28,796,533

Non Corporate Sectors – 0.2%
Agencies - Government Sponsored – 0.2%
Eksportfinans A/s 5.50%, 5/25/16(a)	4,075	4,448,718

Total Corporates - Investment Grades (cost $495,378,193)		494,143,635

MORTGAGE PASS-THRU’S – 24.6%
Agency Fixed Rate 30-Year – 20.7%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 9/01/35(a)	5,950	5,680,560
Series 2005 4.50%, 8/01/35-10/01/35(a)	12,050	11,503,677
Series 2006 4.50%, 1/01/36-5/01/36(a)	195	186,077
7.00%, 8/01/36-10/01/36(a)	1,557	1,637,318
Series 2007 5.50%, 7/01/35(a)	6,229	6,293,349
7.00%, 2/01/37(a)	14,427	15,171,616

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)		$16,932	$16,753,348
5.50%, 4/01/33-7/01/33(a)		23,344	23,571,720
Series 2004 5.50%, 4/01/34-11/01/34(a)		17,874	18,031,124
Series 2005 4.50%, 8/01/35-12/01/35(a)		27,218	26,070,459
5.50%, 2/01/35(a)		4,301	4,342,550
6.00%, 4/01/35(a)		14,310	14,687,571
Series 2006 5.00%, 1/01/36-2/01/36(a)		25,783	25,453,612
6.50%, 9/01/36(a)		42,528	44,098,847
Series 2007 4.50%, 9/01/35-8/01/37(a)		19,574	18,761,628
5.00%, 7/01/36(a)		6,865	6,785,691
5.50%, 11/01/36-8/01/37(a)		54,805	55,290,578
6.50%, 11/01/37(a)		6,054	6,276,740
Series 2008 5.50%, 3/01/37(a)		56,715	56,793,992

			357,390,457

Agency ARMS – 3.9%
Federal Home Loan Mortgage Corp. Series 2006 5.825%, 12/01/36(a)(d)		31,811	32,896,794
Series 2007 5.989%, 2/01/37(a)(d)		6,270	6,481,885
6.116%, 1/01/37(a)(d)		8,604	8,907,364
Federal National Mortgage Association Series 2006 5.463%, 5/01/36(a)(d)		1,183	1,225,022
5.912%, 6/01/36(a)(d)		2,978	3,087,997
5.975%, 11/01/36(a)(d)		6,521	6,761,836
Series 2007 5.786%, 8/01/37(a)(d)		4,953	5,256,143
6.028%, 11/01/36(a)(d)		2,719	2,819,271

			67,436,312

Total Mortgage Pass-Thru’s (cost $416,673,809)			424,826,769

GOVERNMENTS - TREASURIES – 15.2%
Treasuries – 15.2%
Mexican Bonos Series MI10 8.00%, 12/19/13(a)	MXN	354,435	33,831,499

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Government of Poland Series 1110 6.00%, 11/24/10(a)	PLN	42,900	$18,336,618
U.S. Treasury Bonds 4.50%, 2/15/36(a)(e)		$81,875	82,917,597
U.S. Treasury Notes 3.625%, 12/31/12(a)		86,055	90,472,031
4.25%, 11/15/17(a)		33,689	35,612,945

Total Governments - Treasuries (cost $251,834,851)			261,170,690

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.6%
Non-Agency Fixed Rate CMBS – 10.5%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)		839	844,737
Series 2004-4, Class A3 4.128%, 7/10/42(a)		1,035	1,035,000
Series 2004-6, Class A2 4.161%, 12/10/42(a)		3,865	3,776,958
Series 2006-5, Class A4 5.414%, 9/10/47(a)		7,680	7,302,427
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)		2,500	2,356,487
Series 2005-T18, Class A4 4.933%, 2/13/42(a)		4,235	3,941,749
Series 2006-PW12, Class A4 5.711%, 9/11/38(a)		2,285	2,230,653
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)		8,425	7,989,006
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)		175	173,069
Series 2004-C1, Class A4 4.75%, 1/15/37(a)		1,815	1,728,453
Series 2005-C1, Class A4 5.014%, 2/15/38(a)		1,516	1,362,905
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.827%, 6/15/38(a)		2,095	2,059,123
Series 2006-C4, Class A3 5.467%, 9/15/39(a)		6,475	6,161,321
Series 2006-C5, Class A3 5.311%, 12/15/39(a)		4,500	4,237,745

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	$3,265	$3,202,957
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,032,810
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,783,177
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	3,800	3,600,802
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,680,615
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	1,846	1,759,961
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,748,651
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,420	1,388,238
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	1,720	1,656,320
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	7,100	6,932,351
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	8,580	8,117,294
Series 2007-LD11, Class A2 5.804%, 6/15/49(a)	9,010	8,862,036
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,597,742
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,221,115
Series 2004-C4, Class A4 5.125%, 6/15/29(a)	6,015	5,921,094
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,059,039
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	4,209	3,902,597
Series 2005-C7, Class A4 5.197%, 11/15/30(a)	2,380	2,165,932
Series 2006-C1, Class A4 5.156%, 2/15/31(a)	6,557	6,034,020
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	8,090	7,650,379

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007-C6, Class A4 5.858%, 7/15/40(a)	$5,725	$5,538,712
Series 2007-C7, Class A3 5.866%, 9/15/45(a)	8,290	8,007,972
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.244%, 11/12/37(a)	2,100	1,938,140
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,197,458
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(b)	5,385	5,323,557
Series 2006-2, Class A4 5.909%, 6/12/46(a)	3,075	3,037,818
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,372,824
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	4,927,408
Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)	8,155	7,702,946
Series 2007-T27, Class A4 5.65%, 6/13/42(a)	9,860	9,452,140

		181,015,738

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 3.621%, 3/06/20(a)(c)(d)	1,855	1,706,600

Total Commercial Mortgage-Backed Securities (cost $189,770,744)		182,722,338

ASSET-BACKED SECURITIES – 1.9%
Home Equity Loans - Floating Rate – 1.7%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 4.126%, 12/25/32(a)(d)	870	837,193
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1, Class 1A1 3.285%, 4/25/22(a)(d)	18	17,546
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 3.405%, 5/25/37(a)(d)	3,715	1,384,766
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(f)	776	772,411

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 3.305%, 12/25/35(a)(d)	$1,523	$1,508,841
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 3.374%, 1/20/35(a)(d)	1,161	1,046,244
Home Equity Mortgage Trust Series 2006-1, Class A2 5.30%, 5/25/36(a)(f)	1,040	364,755
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 3.215%, 1/25/36(a)(d)	201	200,202
Lehman XS Trust Series 2005-4, Class 1M1 3.635%, 10/25/35(d)(g)	4,865	2,894,675
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 3.255%, 4/25/37(a)(d)	5,265	5,176,594
Option One Mortgage Loan Trust Series 2006-3, Class M1 3.365%, 2/25/37(a)(d)	1,785	528,360
RAAC Series Series 2006-SP3, Class A1 3.215%, 8/25/36(a)(d)	967	947,379
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 3.305%, 3/25/35(a)(d)	577	545,904
Series 2005-RZ1, Class A2 3.335%, 4/25/35(a)(d)	1,082	1,018,595
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	622	621,132
Saxon Asset Securities Trust Series 2005-4, Class A2B 3.315%, 11/25/37(a)(d)	189	189,038
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 3.215%, 12/25/36(a)(d)	238	237,027
Wells Fargo Home Equity Trust Series 2006-1, Class A2 3.225%, 5/25/36(a)(d)	10,708	10,587,920

		28,878,582

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.1%
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.122%, 3/30/46(c)(d)(g)	$1,775	$124,250
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.235%, 2/25/47(a)(c)(d)	2,220	1,706,279
SLM Student Loan Trust Series 2003-C, Class A1 5.091%, 9/15/16(a)(d)	517	513,851

		2,344,380

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	818	668,401
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)	639	607,298

		1,275,699

Other ABS - Fixed Rate – 0.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(c)	1,000	870,000

Total Asset-Backed Securities (cost $42,368,830)		33,368,661

CMOS – 1.9%
Non-Agency ARMS – 1.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.40%, 2/25/36(a)(b)	3,874	3,114,341
Series 2006-3, Class 22A1 6.219%, 5/25/36(a)(b)	1,812	1,531,617
Series 2007-1, Class 21A1 5.731%, 1/25/47(a)(b)	2,420	2,014,214
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(a)(b)	4,316	4,240,562
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)	4,653	4,637,055
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.223%, 5/25/36(a)(b)	2,176	1,981,473

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.235%, 8/25/35(a)(b)	$2,725	$2,676,334

		20,195,596

Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.522%, 12/25/35(a)(d)	1,664	1,574,064
Series 2006-OA14, Class 3A1 5.372%, 11/25/46(a)(d)	5,035	4,455,020
Countrywide Home Loan Series 2004-25, Class M1 3.665%, 2/25/35(d)(g)	3,079	1,910,167
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 3.245%, 3/25/36(a)(d)	552	548,265

		8,487,516

Non-Agency Fixed Rate – 0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.077%, 6/26/35(a)(c)	3,361	3,323,571

Agency Floating Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 3.768%, 5/28/35(a)(d)	392	376,309

Total CMOs (cost $35,945,323)		32,382,992

GOVERNMENTS - SOVEREIGN BONDS – 1.3%
Russian Federation 7.50%, 3/31/30(a)(c)(f) (cost $21,816,121)	19,831	22,606,987

SUPRANATIONALS – 1.1%
Asian Development Bank 5.50%, 6/27/16(a)	3,810	4,244,687
European Investment Bank 4.875%, 2/15/36(a)	1,970	1,962,193
Inter-American Development Bank 5.125%, 9/13/16(a)	4,180	4,545,202
Nordic Investment Bank 5.00%, 2/01/17(a)	4,180	4,529,536

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

International Bank for Reconstruction & Development 9.25%, 7/15/17(a)	$2,340	$3,212,300

Total Supranationals (cost $17,905,049)		18,493,918

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Landwirtschaftliche Rentenbank 5.125%, 3/14/16-2/01/17(a)	5,490	5,961,362
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,361,609

Total Governments - Sovereign Agencies (cost $7,025,709)		7,322,971

CORPORATES - NON-INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Consumer Cyclical - Other – 0.2%
Centex Corp. 5.45%, 8/15/12(a) (cost $3,888,095)	4,085	3,451,825

SHORT-TERM INVESTMENTS – 13.7%
Time Deposit – 13.7%
State Street Euro Dollar 2.35%, 3/03/08 (cost $236,014,123)	236,014	236,014,123

Total Investments – 99.6% (cost $1,718,620,847)		1,716,504,909
Other assets less liabilities – 0.4%		7,158,456

Net Assets – 100.0%		$1,723,663,365

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$10,000	12/04/11	3 Month LIBOR	4.850%	$632,991
Lehman Brothers	12,075	2/26/13	3 Month LIBOR	3.746%	210,492
Lehman Brothers	171,095	11/28/17	3 Month LIBOR	4.726%	10,329,810

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S T-Bond Futures	158	June 2008	$18,128,808	$18,742,750	$(613,943)
U.S. T-Note 10 Yr Futures	267	June 2008	30,527,616	31,314,094	(786,477)
U.S. T-Note 5 Yr Futures	312	June 2008	34,968,994	35,646,000	(677,006)

					$(2,077,426)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Japanese Yen settling 3/11/08	7,977	$75,027	$76,839	$1,812
Japanese Yen settling 3/11/08	9,654,864	89,401,029	92,998,484	3,597,455

Sale Contracts:
Japanese Yen settling 3/11/08	9,662,841	89,661,699	93,075,323	(3,413,624)
Mexican Peso settling 3/31/08	363,374	33,131,847	33,808,793	(676,946)
Polish Zloty settling 3/06/08	42,942	17,171,322	18,473,466	(1,302,144)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,494,302,625.

(b)	Variable rate coupon, rate shown as of February 29, 2008.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $56,155,050 or 3.3% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,671,011.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(g)	Illiquid security, valued at fair value (see note A).

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Portfolio’s total exposure to subprime investments was 1.59%. These investments are valued in accordance with the Portfolio’s Valuation Policies.

Currency	Abbreviations:

MXN	– Mexican Peso
PLN	– Polish Zloty

Glossary:

LIBOR	– London Interbank Offered Rates

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 99.6%
U.S. Treasury Notes
0.875%, 4/15/10 (TIPS)	$26,746	$27,535,779
1.625%, 1/15/15-1/15/18 (TIPS)	111,250	117,489,304
1.875%, 7/15/13-7/15/15 (TIPS)	99,180	107,190,864
2.00%, 1/15/14-1/15/16 (TIPS)	88,315	95,986,470
2.375%, 1/15/17 (TIPS)	82,168	91,687,588
3.00%, 7/15/12 (TIPS)	66,444	75,035,083
3.375%, 1/15/12 (TIPS)	72,770	82,571,269
3.50%, 1/15/11 (TIPS)	48,816	54,315,756
4.25%, 1/15/10 (TIPS)	51,773	56,577,920

Total Inflation-Linked Securities (cost $652,334,203)		708,390,033

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
State Street Euro Dollar 2.35%, 3/03/08 (cost $1,075,083)	1,075	1,075,083

Total Investments – 99.7% (cost $653,409,286)		709,465,116
Other assets less liabilities – 0.3%		1,856,093

Net Assets – 100.0%		$711,321,209

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 83.4%
Industrial – 60.4%
Basic – 6.0%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$659,950
Basell AF SCA 8.375%, 8/15/15(a)(b)	1,445	1,011,500
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(b)	1,938	2,066,102
Domtar Corp. 7.125%, 8/15/15(a)	2,500	2,350,000
Evraz Group SA 8.25%, 11/10/15(a)(b)	1,369	1,352,572
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	4,280	4,536,800
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	848,437
7.125%, 1/15/17(a)(b)	1,095	1,018,350
Hexion US Fin/Nova Scotia 9.75%, 11/15/14(a)	525	543,375
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.565%, 11/15/14(a)(c)	525	469,875
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,169,550
Huntsman LLC 11.50%, 7/15/12(a)	801	853,065
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,181,250
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	587,475
The Mosaic Co. 7.875%, 12/01/16(a)(b)(d)	2,875	3,090,625
NewMarket Corp. 7.125%, 12/15/16(a)	615	602,700
NewPage Corp. 10.00%, 5/01/12(a)	797	798,993
Novelis, Inc. 7.25%, 2/15/15(a)	4,070	3,663,000
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	852,750
7.375%, 11/01/16(a)	1,095	1,133,325
Series B 6.875%, 3/15/13(a)	1,815	1,849,031

		30,638,725

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 6.4%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	$270	$177,525
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,570,940
6.875%, 6/01/17(a)	1,430	1,383,525
Series B 7.125%, 5/15/16(a)	2,053	2,027,338
7.375%, 4/15/14(a)	655	630,438
Associated Materials, Inc. 11.25%, 3/01/14(a)(e)	1,635	1,038,225
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,580	1,394,350
10.25%, 3/01/16(a)	555	438,450
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,864,250
8.00%, 11/15/14(a)(b)	2,120	2,183,600
Case Corp. 7.25%, 1/15/16(a)	2,935	2,949,675
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	2,990,000
Crown Americas 7.625%, 11/15/13(a)	1,500	1,518,750
L-3 Communications Corp. 5.875%, 1/15/15(a)	1,828	1,777,730
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	2,530	2,530,000
Owens Corning, Inc. 6.50%, 12/01/16(a)	1,210	1,095,126
7.00%, 12/01/36(a)	1,555	1,173,888
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	990	923,175
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(f)(g)(h)	453	56,691
Terex Corp. 8.00%, 11/15/17(a)	786	782,070
Trinity Industries, Inc. 6.50%, 3/15/14(a)	1,300	1,261,000
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	579,200
7.75%, 11/15/13(a)	2,075	1,691,125

		33,037,071

Communications - Media – 9.6%
Allbritton Communications Co. 7.75%, 12/15/12(a)	1,351	1,344,245
AMC Entertainment, Inc. 11.00%, 2/01/16(a)	2,250	2,115,000

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	$1,637	$1,575,613
CCH I Holdings LLC 11.75%, 5/15/14(a)	7,657	3,905,070
CCH I LLC 11.00%, 10/01/15(a)	1,000	695,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	5,809	3,833,940
5.75%, 1/15/13(a)	1,641	1,181,520
CSC Holdings, Inc. 6.75%, 4/15/12(a)	2,565	2,475,225
7.625%, 7/15/18(a)	1,535	1,404,525
7.875%, 2/15/18(a)	640	590,400
Dex Media West LLC Series B 8.50%, 8/15/10(a)	444	415,695
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,811	3,534,703
EchoStar DBS Corp. 6.375%, 10/01/11(a)	1,080	1,063,800
6.625%, 10/01/14(a)	3,970	3,821,125
7.125%, 2/01/16(a)	850	835,125
Idearc, Inc. 8.00%, 11/15/16(a)	1,710	1,008,900
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)	2,812	2,801,455
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15(a)	1,274	1,274,000
Lamar Media Corp. 6.625%, 8/15/15(a)	475	437,000
Liberty Media Corp. 5.70%, 5/15/13(a)	545	487,330
7.875%, 7/15/09(a)	350	355,888
8.25%, 2/01/30(a)	530	441,608
LIN Television Corp. 6.50%, 5/15/13(a)	725	656,125
Quebecor Media, Inc. 7.75%, 3/15/16(a)	3,255	2,986,462
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	764	783,100
10.375%, 9/01/14(a)(b)	473	503,745
RH Donnelley Corp. 8.875%, 10/15/17(a)(b)	1,285	751,725
Series A-1 6.875%, 1/15/13(a)	705	415,950

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A-2 6.875%, 1/15/13(a)	$748	$441,320
Series A-3 8.875%, 1/15/16(a)	2,740	1,630,300
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	449,625
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,100,750
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	736,500
WMG Holdings Corp. 9.50%, 12/15/14(a)(e)	3,196	1,661,920
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)	1,415	1,291,187

		49,005,876

Communications - Telecommunications – 5.0%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	1,842,500
American Tower Corp. 7.00%, 10/15/17(a)(b)	310	308,450
7.125%, 10/15/12(a)	2,430	2,490,750
Citizens Communications Co. 6.25%, 1/15/13(a)	1,977	1,818,840
Cricket Communications, Inc. 9.375%, 11/01/14(a)	2,085	1,855,650
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,238,135
Inmarsat Finance PLC 7.625%, 6/30/12(a)	1,835	1,848,762
10.375%, 11/15/12(a)(e)	1,037	1,003,297
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	835	632,513
9.25%, 11/01/14(a)	1,200	972,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	2,858	2,927,875
PanAmSat Corp. 9.00%, 8/15/14(a)	1,171	1,171,000
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,918,203
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	340,375
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	740,000
Windstream Corp. 8.125%, 8/01/13(a)	714	712,215
8.625%, 8/01/16(a)	810	824,175

		25,644,740

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 7.3%
Affinia Group, Inc. 9.00%, 11/30/14(a)	$45	$39,825
Allison Transmission 11.00%, 11/01/15(a)(b)	235	200,925
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	3,426,150
Ford Motor Credit Co. 7.00%, 10/01/13(a)	2,524	2,071,121
7.127%, 1/13/12(a)(c)	2,785	2,191,611
8.00%, 12/15/16(a)	1,000	818,967
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	2,033,662
6.875%, 9/15/11(a)	3,570	2,912,859
8.00%, 11/01/31(a)	2,170	1,640,503
General Motors Corp. 8.25%, 7/15/23(a)	4,155	3,142,219
8.375%, 7/15/33(a)	6,705	5,129,325
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)	550	572,000
9.00%, 7/01/15(a)	1,307	1,375,617
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	875,960
Lear Corp. Series B 5.75%, 8/01/14(a)	1,835	1,472,588
8.50%, 12/01/13(a)	370	333,925
8.75%, 12/01/16(a)	3,010	2,596,125
Tenneco, Inc. 8.625%, 11/15/14(a)	465	455,700
TRW Automotive, Inc. 7.25%, 3/15/17(a)(b)	5,330	4,850,300
Visteon Corp. 7.00%, 3/10/14(a)	1,795	1,166,750

		37,306,132

Consumer Cyclical - Other – 7.5%
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	679,883
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	449,400
DR Horton, Inc. 4.875%, 1/15/10(a)	250	230,625
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,202,440
Greektown Holdings LLC 10.75%, 12/01/13(a)(b)	550	519,750

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)	$4,769	$2,861,400
5.75%, 10/01/17(a)	514	292,980
6.50%, 6/01/16(a)	5,352	3,197,820
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	371,525
Host Marriott LP Series Q 6.75%, 6/01/16(a)	2,935	2,780,912
KB Home 6.375%, 8/15/11(a)	600	567,000
7.75%, 2/01/10(a)	410	391,037
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	706,755
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,532,100
7.50%, 6/01/16(a)	1,200	1,116,000
7.625%, 1/15/17(a)	2,080	1,960,400
8.375%, 2/01/11(a)	2,179	2,189,895
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	1,064,475
NCL Corp. Ltd. 10.625%, 7/15/14(a)	515	520,150
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,421,200
Six Flags, Inc. 9.625%, 6/01/14(a)	1,250	775,000
Station Casinos, Inc. 6.625%, 3/15/18(a)	8,445	5,172,563
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	1,097	1,080,545
Universal City Development Partners 11.75%, 4/01/10(a)	913	941,531
Universal City Florida Holding Co. 8.375%, 5/01/10(a)	630	618,975
William Lyon Homes, Inc. 10.75%, 4/01/13(a)	1,107	653,130
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)	3,435	3,297,600

		38,595,091

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15(a)	415	340,300

Consumer Cyclical - Retailers – 1.6%
Autonation, Inc. 6.258%, 4/15/13(a)(c)	175	143,500

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)	$555	$449,550
Couche-Tard, Inc. 7.50%, 12/15/13(a)	1,006	1,000,970
GSC Holdings Corp. 8.00%, 10/01/12(a)	2,070	2,181,262
Michaels Stores, Inc. 10.00%, 11/01/14(a)	885	773,269
Rite Aid Corp. 6.875%, 8/15/13(a)	2,400	1,560,000
9.25%, 6/01/13(a)	870	711,225
9.375%, 12/15/15(a)	100	77,500
9.50%, 6/15/17(a)	1,919	1,468,035

		8,365,311

Consumer Non-Cyclical – 6.0%
Albertson’s, Inc. 7.45%, 8/01/29(a)	2,220	2,009,575
ARAMARK Corp. 8.50%, 2/01/15(a)	1,710	1,684,350
Community Health Systems, Inc. 8.875%, 7/15/15(a)	2,266	2,223,513
DaVita, Inc. 7.25%, 3/15/15(a)	1,219	1,206,810
Dean Foods Co. 7.00%, 6/01/16(a)	921	805,875
Del Monte Corp. 6.75%, 2/15/15(a)	395	375,250
Dole Food Co., Inc. 8.625%, 5/01/09(a)	420	369,600
8.875%, 3/15/11(a)	718	603,120
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)	2,825	2,662,563
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	675,025
HCA, Inc. 6.375%, 1/15/15(a)	4,848	4,048,080
6.50%, 2/15/16(a)	1,520	1,284,400
6.75%, 7/15/13(a)	1,650	1,452,000
9.625%, 11/15/16(a)(i)	2,665	2,751,612
Healthsouth Corp. 10.75%, 6/15/16(a)	580	607,550
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,159,325
Select Medical Corp. 7.625%, 2/01/15(a)	1,145	938,900
Spectrum Brands, Inc. 7.375%, 2/01/15(a)	1,180	769,950

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Stater Brothers Holdings 8.125%, 6/15/12(a)	$594	$591,030
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	1,019,312
9.875%, 7/01/14(a)	1,700	1,587,375
Universal Hospital Services, Inc. 8.288%, 6/01/15(a)(c)	895	841,300
Viant Holdings, Inc. 10.125%, 7/15/17(a)(b)	567	462,105
Visant Corp. 7.625%, 10/01/12(a)	883	852,095

		30,980,715

Energy – 3.8%
Chesapeake Energy Corp. 6.50%, 8/15/17(a)	1,560	1,497,600
6.625%, 1/15/16(a)	2,195	2,137,381
6.875%, 1/15/16(a)	270	265,950
7.50%, 9/15/13(a)	805	827,138
7.75%, 1/15/15(a)	1,895	1,947,112
CIE Generale De Geophysique 7.50%, 5/15/15(a)	1,285	1,291,425
7.75%, 5/15/17(a)	195	196,463
Complete Production Services, Inc. 8.00%, 12/15/16(a)	650	624,813
Forest Oil Corp. 7.25%, 6/15/19(a)(b)	1,830	1,843,725
Grant Prideco, Inc. Series B 6.125%, 8/15/15(a)	856	881,680
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)	760	716,300
Opti Canada, Inc. 8.25%, 12/15/14(a)(b)	313	308,305
PetroHawk Energy Corp. 9.125%, 7/15/13(a)	776	791,520
Plains Exploration & Production Co. 7.75%, 6/15/15(a)	1,155	1,152,112
Pride International, Inc. 7.375%, 7/15/14(a)	634	659,360
Range Resources Corp. 7.50%, 5/15/16(a)	940	970,550
Southwestern Energy Co. 7.50%, 2/01/18(a)(b)	395	406,850
Tesoro Corp. 6.25%, 11/01/12(a)	1,180	1,129,850
6.50%, 6/01/17(a)	2,160	2,008,800

		19,656,934

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 1.0%
Central European Distribution Corp. 8.00%, 7/25/12(a)(b)	EUR	173	$240,563
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)(b)		398	569,179
Noble Group Ltd. 6.625%, 3/17/15(a)(b)		$2,000	1,777,256
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,295	1,165,500
11.75%, 8/01/16(a)		725	623,500
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		655	618,975

			4,994,973

Services – 0.7%
Realogy Corp. 10.50%, 4/15/14(a)		2,530	1,796,300
Service Corp. International 6.75%, 4/01/16(a)		1,000	995,000
Travelport LLC 9.875%, 9/01/14(a)		535	470,800
West Corp. 9.50%, 10/15/14(a)		500	437,500

			3,699,600

Technology – 4.1%
Amkor Technology, Inc. 9.25%, 6/01/16(a)		3,480	3,382,142
Avago Technologies Finance 10.125%, 12/01/13(a)		755	796,525
CA, Inc. 4.75%, 12/01/09(a)(b)		965	983,818
First Data Corp. 9.875%, 9/24/15(a)(b)		1,341	1,163,318
Flextronics International Ltd. 6.50%, 5/15/13(a)		1,418	1,357,735
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)		3,530	2,876,950
10.125%, 12/15/16(a)		910	646,100
Iron Mountain, Inc. 6.625%, 1/01/16(a)		1,360	1,295,400
Nortel Networks Corp. 6.875%, 9/01/23(a)		626	450,720
Nortel Networks Ltd. 10.125%, 7/15/13(a)		1,025	953,250
NXP BV/NXP Funding LLC 7.008%, 10/15/13(a)(c)		1,000	807,500
9.50%, 10/15/15(a)		445	369,074

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seagate Technology HDD Holding 6.375%, 10/01/11(a)	$2,143	$2,121,570
Serena Software, Inc. 10.375%, 3/15/16(a)	875	831,250
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	3,122	3,145,415

		21,180,767

Transportation - Airlines – 0.6%
AMR Corp. 9.00%, 8/01/12(a)	1,675	1,566,125
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	1,185,362
Series RJO3 7.875%, 7/02/18(a)	575	511,744

		3,263,231

Transportation - Services – 0.7%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,386,100
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,090,613
10.50%, 1/01/16(a)	1,175	1,116,250

		3,592,963

		310,302,429

Utility – 10.5%
Electric – 9.4%
The AES Corp. 7.75%, 3/01/14(a)	2,430	2,460,375
8.00%, 10/15/17(a)	3,740	3,814,800
8.75%, 5/15/13(a)(b)	140	146,300
Allegheny Energy Supply 7.80%, 3/15/11(a)	1,070	1,127,512
8.25%, 4/15/12(a)(b)	1,830	1,948,950
Aquila, Inc. 14.875%, 7/01/12(a)	1,096	1,348,080
CMS Energy Corp. 8.50%, 4/15/11(a)	835	898,450
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)	3,360	3,124,800
8.375%, 5/01/16(a)	3,180	3,108,450
Dynegy-Roseton Danskammer Series A 7.27%, 11/08/10(a)	312	312,426
Series B 7.67%, 11/08/16(a)	1,222	1,221,236
Edison Mission Energy 7.00%, 5/15/17(a)	3,840	3,772,800

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

7.50%, 6/15/13(a)	$1,860	$1,906,500
7.75%, 6/15/16(a)	695	715,850
Energy Future Holdings Corp. 10.875%, 11/01/17(a)(b)	1,545	1,522,752
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	3,550	3,141,750
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	410,025
7.375%, 2/01/16-1/15/17(a)	4,805	4,626,900
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	608,465
7.625%, 6/15/14(a)	1,820	1,797,250
7.875%, 6/15/17(a)	1,840	1,810,100
Sierra Pacific Resources 8.625%, 3/15/14(a)	960	1,020,845
Teco Finance, Inc. 6.572%, 11/01/17(a)(b)	500	500,650
7.00%, 5/01/12(a)(b)	722	778,545
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)(b)	2,151	2,097,225
TXU Corp. Series P 5.55%, 11/15/14(a)	1,957	1,532,513
Series Q 6.50%, 11/15/24(a)	3,106	2,229,353

		47,982,902

Natural Gas – 1.1%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,294,534
Enterprise Products Operating LP 8.375%, 8/01/66(a)(j)	3,450	3,387,655
Regency Energy Partners 8.375%, 12/15/13(a)	1,089	1,089,000

		5,771,189

		53,754,091

Non Corporate Sectors – 7.0%
Derivatives - RACERS – 3.1%
Racers Series 06-6-T 3.179%, 7/01/08(a)(b)(c)	18,550	16,135,254

Derivatives - Total Return Swaps – 3.9%
High Yield Total Return Trust Series 2007-1 4.669%, 7/01/08(a)(b)(c)	22,505	20,066,133

		36,201,387

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	$18,810	$17,117,100
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,312,196

		21,429,296

Financial Institutions – 1.3%
Finance – 0.7%
Residential Capital LLC 8.375%, 6/30/10(a)	2,355	1,342,350
8.50%, 4/17/13(a)	2,240	1,209,600
8.875%, 6/30/15(a)	2,055	1,089,150

		3,641,100

Insurance – 0.1%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	739,100

REITS – 0.5%
American Real Estate Partners LP 7.125%, 2/15/13(a)	2,500	2,375,000

		6,755,200

Total Corporates - Non-Investment Grades (cost $473,448,353)		428,442,403

CORPORATES - INVESTMENT GRADES – 12.0%
Industrial – 5.7%
Basic – 1.3%
International Steel Group, Inc. 6.50%, 4/15/14(a)	2,081	2,167,247
United States Steel Corp. 7.00%, 2/01/18(a)	1,825	1,807,672
Weyerhaeuser Co. 7.375%, 3/15/32(a)	3,165	2,987,105

		6,962,024

Communications - Telecommunications – 1.6%
Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)	2,950	2,286,250
Qwest Corp. 6.875%, 9/15/33(a)	2,240	1,965,600
8.875%, 3/15/12(a)	1,115	1,163,781

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sprint Capital Corp. 6.875%, 11/15/28(a)	$2,800	$1,960,000
8.75%, 3/15/32(a)	1,180	920,400

		8,296,031

Consumer Cyclical - Other – 0.1%
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	539	572,737

Consumer Cyclical - Retailers – 0.5%
Limited Brands, Inc. 5.25%, 11/01/14(a)	2,028	1,805,295
6.90%, 7/15/17(a)	845	788,130

		2,593,425

Consumer Non-Cyclical – 1.6%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,093,633
Coventry Health Care, Inc. 5.875%, 1/15/12(a)	683	708,022
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,611,505
7.625%, 6/01/16(a)	1,800	1,906,171
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)	832	819,520

		8,138,851

Energy – 0.2%
Kerr-McGee Corp. 6.875%, 9/15/11(a)	894	977,432

Technology – 0.4%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	1,300	1,317,569
Xerox Corp. 6.40%, 3/15/16(a)	535	553,279

		1,870,848

		29,411,348

Financial Institutions – 4.3%
Banking – 0.1%
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(a)(j)	557	574,747

Brokerage – 1.1%
Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	3,540	3,075,952
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,429,608

		5,505,560

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 2.2%
Capital One Financial Corp. 6.75%, 9/15/17(a)	$663	$666,633
CIT Group, Inc. 5.125%, 9/30/14(a)	2,450	2,077,007
5.40%, 1/30/16(a)	515	431,714
Countrywide Financial Corp. 6.25%, 5/15/16(a)	2,221	1,909,472
Series MTN 5.80%, 6/07/12(a)	515	462,888
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	56	49,223
iStar Financial, Inc. 5.15%, 3/01/12(a)	2,890	2,413,789
SLM Corp. 4.50%, 7/26/10(a)	845	782,370
5.00%, 10/01/13(a)	2,000	1,698,818
5.125%, 8/27/12(a)	1,100	962,511

		11,454,425

Insurance – 0.7%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	950	975,167
7.80%, 3/15/37(a)(b)	770	638,222
MBIA, Inc. 5.70%, 12/01/34(a)	3,255	2,236,026

		3,849,415

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(a)(b)	921	896,982

		22,281,129

Utility – 2.0%
Electric – 0.6%
FPL Group Capital, Inc. 6.35%, 10/01/66(a)(j)	3,000	2,761,374
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	443,349

		3,204,723

Natural Gas – 1.4%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)	570	566,194

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Williams Cos, Inc. 7.625%, 7/15/19(a)		$3,744	$4,006,080
7.875%, 9/01/21(a)		2,214	2,413,260

			6,985,534

			10,190,257

Total Corporates - Investment Grades (cost $63,943,344)			61,882,734

	Shares
PREFERRED STOCKS – 0.6%
Federal Home Loan Mortgage Corp. 8.375%(a)		36,525	940,519
Federal National Mortgage Association 8.25%(a)		54,625	1,398,400
Sovereign REIT 12.00%(a)(b)		624	798,720

Total Preferred Stocks (cost $3,183,550)			3,137,639

	Principal Amount (000)
EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Consumer Cyclical - Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		$846	897,390

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,070,297

Total Emerging Markets - Corporate Bonds (cost $2,432,437)			1,967,687

	Shares
EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics(f)(k) (cost $904)		90,400	904

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Time Deposit - 2.5%
State Street Euro Dollar 2.35%, 3/03/08 (cost $12,914,502)	$12,915	$12,914,502

Total Investments – 98.9% (cost $555,923,090)		508,345,869
Other assets less liabilities – 1.1%		5,610,745

Net Assets – 100.0%		$513,956,614

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Japanese Yen settling 3/11/08	1,496	$2,223,862	$2,269,739	$ (45,877)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $494,389,890.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $111,328,025 or 21.7% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Illiquid security, valued at fair value (see Note A).

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of February 29, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc.
9.00%, 11/30/08	8/5/2005	$396,900	$56,691	0.01%

(h)	Security is in default and is non-income producing.

(i)	Pay-In-Kind Payments (PIK).

(j)	Variable rate coupon, rate shown as of February 29, 2008.

(k)	Non-income producing security.

Currency	Abbreviations:

EUR	– Euro Dollar

See notes to financial statements.

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Trustees on July 31-August 2, 2007.

2	It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include “AllianceBernstein.”

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio, Global Value Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fees	Net Assets	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,969.5	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$2,264.5	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$803.2	Wealth Preservation Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of each Strategy’s fiscal year upon at least 60 days written notice. It should be noted that the Strategies were operating below their expense caps during the most recent semi-annual period. Accordingly, the expense

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

limitation undertaking of the Strategies were of no effect. In addition, set forth below are the gross expense ratios of each Strategy during the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (06/30/07)[5]		Fiscal Year End
Balanced Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.20% 1.90% 1.90% 1.40% 1.15% 0.90% 0.90%	0.99 1.71 1.70 1.36 1.07 0.74 0.69	% % % % % % %	August 31

Wealth Appreciation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.50% 2.20% 2.20% 1.70% 1.45% 1.20% 1.20%	1.12 1.84 1.82 1.48 1.18 0.85 0.82	% % % % % % %	August 31

Wealth Preservation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.20% 1.90% 1.90% 1.40% 1.15% 0.90% 0.90%	1.02 1.74 1.73 1.40 1.10 0.77 0.72	% % % % % % %	August 31

The expense limitation undertaking set forth in the table above for the Strategies includes the blended expense ratios of the Pooling Portfolios (i.e., the Strategies’ underlying expense ratios). For the six months ended February 28, 2007, the estimated underlying expense ratio for the Strategies was 0.04%.

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for

5	Annualized.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Strategies.6 With respect to the Strategies, the Adviser represented that there is no institutional products that have similar investment styles as the Strategies. However, upon further consideration, the Senior Officer noted that the portfolio composition of certain series of the AllianceBernstein Retirement Strategies, managed by the Adviser, were similar to that of Balanced Wealth Strategy and Wealth Appreciation Strategy. The Adviser has an institutional product, Target Date (All Active), which is managed similarly as the AllianceBernstein Retirement Strategies. Set forth below is a comparison of the advisory fees of Balanced Wealth Strategy and Wealth Appreciation Strategy and what would have been the advisory fees of those Strategies had the institutional advisory fee schedule been applicable to the Strategies:

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

AB Institutional Fee Schedule	Strategy	Net Assets 06/30/07 ($MM)	AB Inst. Fee (%)	Adv. Fee (%)
Target Date – All Active 75 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 35 bp on the balance	Balanced Wealth Strategy	$ 2,969.5	0.360%	0.534%
	Wealth Appreciation Strategy	$ 2,264.5	0.363%	0.650%

+Other operating expenses (capped) Minimum Account Size: $100M or plan assets of $500M

The Adviser also manages other retail mutual funds, specifically, certain series (the “Tax-Managed Wealth Strategies”)7 of the Trust and of the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”)8 that have similar investment styles as the Strategies. The following table shows the fee schedules of the Tax-Managed Wealth Strategies and the relevant AVPS portfolios:9

Strategy	Tax-Managed Wealth Strategy / AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Tax-Managed Balanced Wealth Strategy / Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

Wealth Appreciation Strategy	Tax-Managed Wealth Appreciation Strategy / Wealth Appreciation Strategy Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance

Wealth Preservation Strategy	Tax-Managed Wealth Preservation Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

7	Pertains to AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy. Unlike the Strategies, the Tax-Managed Wealth Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities.

8	Pertains to AllianceBernstein Balanced Wealth Strategy Portfolio and AllianceBernstein Wealth Appreciation Strategy Portfolio. AVPS, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts.

9	The Tax-Managed Wealth Strategies and AVPS were also affected by the settlement between the Adviser and the NYAG. As a result, these funds have the same breakpoints in their advisory fee schedules as the Strategies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Strategies:

Strategy	Luxembourg Fund	Fee[10]
Balanced Wealth Strategy	Global Balanced Portfolio
	Class A	1.40%
	Class I (Institutional)	0.70%

Wealth Preservation Strategy	Global Conservative Portfolio
	Class A	1.15%
	Class I (Institutional)	0.60%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Strategy	ACITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance (50% Global Bond / 50% Global Equity)[11]	0.70%

	Alliance Global Balance (30% Global Bond / 70% Global Equity)[11]	0.75%

Wealth Preservation Strategy	Alliance Global Balance (70% Global Bond / 30% Global Equity)[11]	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

11	This ACITM fund is privately placed or institutional.

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Strategy.13

The original EGs of Wealth Appreciation Strategy and Wealth Preservation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee[14]	Lipper Group Median	Rank
Balanced Wealth Strategy	0.544	0.619	3/11
Wealth Appreciation Strategy[15]	0.650	0.842	1/8
Wealth Preservation Strategy[16]	0.550	0.723	1/11

12	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

13	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any waivers or expense reimbursements for expense caps that would effectively reduce the effective management fee rate.

15	The Strategy’s EG includes the Strategy, two other Global Multi-Cap Growth funds (“GMLG”), three Global Multi-Cap Core funds (“GMLC”) and two Global Large-Cap Core funds (“GLCC”).

16	The Strategy’s EG includes the Strategy, five other Mixed-Asset Target Allocation Conservative funds (“MTAC”) and five Mixed-Asset Target Allocation Moderate funds (“MTAM”).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

Lipper also analyzed the total expense ratio of each Strategy in comparison to medians of such Strategy’s EG and Lipper Expense Universe (“EU”).17 Since Lipper had expanded EGs of Wealth Appreciation Strategy and Wealth Preservation Strategy, under Lipper’s standard guidelines, their EUs were also expanded to include peers that had a similar but not the same Lipper investment classification/objective as the Strategies.18 The result of that analysis is set forth below:

Strategy	Expense Ratio (%)[19]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	1.060	1.110	3/11	1.199	17/74
Wealth Appreciation Strategy[20]	1.200	1.435	1/8	1.515	5/40
Wealth Preservation Strategy[21]	1.091	1.113	5/11	1.393	7/34

Based on this analysis, Wealth Preservation Strategy had a more favorable ranking on a management fee basis. Balanced Wealth Strategy and Wealth Appreciation have an equally favorable ranking.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. Except for the Balanced

17	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	The expansion of the Strategies EU was not requested by the Adviser or the Senior Officer. They requested only the EG be expanded.

19	The total expense ratios shown are for the Strategies’ Class A shares.

20	The Strategy’s EU includes the Strategy, EG, and all other retail front-end GMLG, GMLC and GLCC funds, excluding outliers.

21	The Strategy’s EU includes the Strategy, EG, and all other retail front-end MTAC and MTAM funds, excluding outliers.

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Wealth Strategy, the Adviser’s profitability percentage from providing investment advisory services to the Strategies decreased during calendar year 2006 relative to 2005.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or Pooling Portfolios receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.0 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.22

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$757,289
Wealth Appreciation Strategy	$426,666
Wealth Preservation Strategy	$218,585

22	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$8,896,124	$783,712
Wealth Appreciation Strategy	$5,101,623	$587,604
Wealth Preservation Strategy	$2,809,948	$304,615

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[23]
Balanced Wealth Strategy	$631,483	$36,791
Wealth Appreciation Strategy	$553,977	$33,170
Wealth Preservation Strategy	$163,184	$10,543

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the Strategies’ most recently completed fiscal year, certain of the Pooling Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Pooling Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

23	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance rankings of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)24 for the periods ended April 30, 2007:

Strategy	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
Balanced Wealth Strategy
1 Year	12.18	11.46	11.05	4/11	37/122
3 Year	12.65	10.32	10.21	4/11	19/103

Wealth Appreciation Strategy
1 Year	13.60	15.60	15.60	3/3	7/11
3 Year	16.33	22.48	16.88	3/3	6/10

Wealth Preservation Strategy
1 Year	9.48	8.48	8.00	2/6	12/82
3 year	8.48	7.39	5.63	2/6	4/51

24	The Strategies’ PGs/PUs may not be identical to their corresponding EGs/EUs as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

Set forth below are the 1 and 3 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks:

	Periods Ending April 30, 2007 Annualized Performance
Strategy	1 Year (%)	3 Year (%)	Since Inception (%)[26]
Balanced Wealth Strategy	12.18	12.65	12.18
S&P 500 Stock Index	15.23	12.24	13.77
Lehman Brothers Aggregate Bond Index	7.36	4.40	N/A
60% S&P 500 Stock Index / 40% Lehman Brothers Aggregate Bond Index	12.08	9.10	9.77
Inception Date: September 2, 2003

Wealth Appreciation Strategy	13.60	16.32	15.67
S&P 500 Stock Index	15.23	12.24	13.77
MSCI EAFE Index (Net)	19.81	22.51	N/A
70% S&P 500 Stock Index / 30% MSCI EAFE Index (Net)	16.60	15.32	17.00
Inception Date: September 2, 2003

Wealth Preservation Strategy	9.48	8.48	8.20
Lehman Brothers Aggregate Bond Index	7.36	4.40	3.76
S&P 500 Stock Index	15.23	12.24	N/A
70% Lehman Brothers Aggregate Bond Index / 30% S&P 500 Stock Index	9.72	6.75	6.76
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

25	The performance returns shown are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns for each Strategy’s benchmark goes back only through the nearest month-end after inception date. In contrast, the since inception performance returns for each Strategy goes back to each Strategy’s actual inception date.

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0152-0208

SEMI-ANNUAL REPORT

AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Wealth Preservation Strategy

February 29, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 22, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies”) for the semi-annual reporting period ended February 29, 2008.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategies’ growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-U.S. companies weightings (and the equity subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax-exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

The Strategy’s fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade. The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy’s fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Preservation Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. Within the equity component, the Strategy’s

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and U.S. and non-U.S. companies (and the equity subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 7-9 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended February 29, 2008. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Lehman Brothers (LB) 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 70% LB 5-Year General Obligation Municipal Index and 30% S&P 500 Stock Index.

Performance was predominantly negative for the Strategies for both the six- and 12-month periods ended February 29, 2008. All of the Strategies’ Class A shares without sales charges underperformed their respective benchmarks for both periods under review. The Strategies’ value holdings turned in negative performance, which contributed to the overall negative performance of the Strategies, in particular, the Tax-Managed Wealth Appreciation Strategy, the all-equity portfolio. Underperformance for both the Strategies and the benchmarks resulted from a significant decline in the financial markets. Fear of a meltdown in the financial markets pummeled equity markets and ballooned into a wholesale, often indiscriminate, investor flight from risk that showed little regard for geography, asset class or investment style.

The diversified approach of the Strategies helped to offset the overall neg-

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

ative performance of these Strategies versus their respective benchmarks. International stocks, 30% of the Tax-Managed Wealth Strategies’ stock portfolio, provided an important contribution to performance, in particular international growth stocks. For the 12-month period ended February 29, 2008, the Strategies’ growth stocks outperformed value stocks. High-quality bonds also provided support as stocks faltered, aiding the Tax-Managed Balanced Wealth and Tax-Managed Wealth Preservation Strategies, which benefited from performance contributions from municipal bonds. Municipal bonds are included in these Strategies because of their favorable tax treatment in taxable accounts.

Market Review and Investment Strategy

The six- and 12-month periods ended February 29, 2008, were volatile for the global capital markets. U.S. stocks declined in the latter half of the 12-month period in the face of continued concerns about the economy, inflation and the credit market. Growth stocks outperformed value stocks during this time frame, as measured by the MSCI World Growth Index and the MSCI World Value Index. In 2008, the bond market faced its own share of uncertainty, causing a broad gap between the safest and riskiest sectors. Investors flocked to the perceived safety of Treasuries as the threat of a possible recession grew, while the speculative high-yield sector—and even municipal bonds—suffered from the continuing subprime mortgage fallout.

As always, the Strategies’ Blend Investment Policy Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy
Class A	-9.33%	-4.22%

Class B	-9.65%	-4.96%

Class C	-9.64%	-4.95%

Advisor Class*	-9.20%	-3.99%

70% S&P 500 Stock Index/30% MSCI EAFE Index	-7.54%	-2.22%

S&P 500 Stock Index	-8.79%	-3.60%

MSCI EAFE Index	-4.71%	0.84%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy†
Class A	-3.57%	-0.70%

Class B	-4.02%	-1.42%

Class C	-3.93%	-1.42%

Advisor Class*	-3.49%	-0.39%

50% S&P 500 Stock Index/50% LB 5-Year General Obligation Municipal Index	-2.95%	0.63%

S&P 500 Stock Index	-8.79%	-3.60%

LB 5-Year General Obligation Municipal Index	2.98%	4.60%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Preservation Strategy†
Class A	-1.35%	1.17%

Class B	-1.78%	0.39%

Class C	-1.70%	0.47%

Advisor Class*	-1.19%	1.40%

70% LB 5-Year General Obligation Municipal Index/30% S&P 500 Stock Index	-0.59%	2.25%

LB 5-Year General Obligation Municipal Index	2.98%	4.60%

S&P 500 Stock Index	-8.79%	-3.60%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance and Benchmark disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-4.22%	-8.29%
Since Inception*	9.05%	8.01%

Class B Shares
1 Year	-4.96%	-8.65%
Since Inception*	8.29%	8.29%

Class C Shares
1 Year	-4.95%	-5.88%
Since Inception*	8.31%	8.31%

Advisor Class Shares†
1 Year	-3.99%	-3.99%
Since Inception*	9.39%	9.39%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.14%, 1.86%, 1.85% and 0.84% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

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10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-10.56%
Since Inception*	7.65%

Class B Shares
1 Year	-10.83%
Since Inception*	7.92%

Class C Shares
1 Year	-8.13%
Since Inception*	7.94%

Advisor Class Shares†
1 Year	-6.29%
Since Inception*	9.01%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
Returns

Class A Shares
1 Year	-11.02%
Since Inception*	7.45%

Class B Shares
1 Year	-11.23%
Since Inception*	7.77%

Class C Shares
1 Year	-8.52%
Since Inception*	7.79%

Advisor Class Shares†
1 Year	-6.82%
Since Inception*	8.79%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)

Class A Shares
1 Year	-6.15%
Since Inception*	6.63%

Class B Shares
1 Year	-6.43%
Since Inception*	6.87%

Class C Shares
1 Year	-4.67%
Since Inception*	6.88%

Advisor Class Shares†
1 Year	-3.29%
Since Inception*	7.83%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

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12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-0.70%	-4.92%
5 Years	8.09%	7.17%
10 Years	3.35%	2.91%

Class B Shares
1 Year	-1.42%	-5.32%
5 Years	7.30%	7.30%
10 Years(a)	2.74%	2.74%

Class C Shares
1 Year	-1.42%	-2.40%
5 Years	7.31%	7.31%
10 Years	2.60%	2.60%

Advisor Class Shares†
1 Year	-0.39%	-0.39%
Since Inception*	6.10%	6.10%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.10%, 1.82%, 1.80% and 0.79% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-5.14%
5 Years	6.99%
10 Years	2.62%

Class B Shares
1 Year	-5.62%
5 Years	7.12%
10 Years(a)	2.45%

Class C Shares
1 Year	-2.70%
5 Years	7.15%
10 Years	2.31%

Advisor Class Shares†
1 Year	-0.73%
Since Inception*	6.11%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
Returns

Class A Shares
1 Year	-5.37%
5 Years	6.88%
10 Years	1.51%

Class B Shares
1 Year	-5.77%
5 Years	7.07%
10 Years(a)	1.51%

Class C Shares
1 Year	-2.85%
5 Years	7.10%
10 Years	1.38%

Advisor Class Shares†
1 Year	-1.00%
Since Inception*	5.98%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)

Class A Shares
1 Year	-2.91%
5 Years	6.15%
10 Years	1.81%

Class B Shares
1 Year	-3.37%
5 Years	6.22%
10 Years(a)	1.77%

Class C Shares
1 Year	-1.47%
5 Years	6.25%
10 Years	1.65%

Advisor Class Shares†
1 Year	0.05%
Since Inception*	5.39%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	1.17%	-3.15%
5 Years	4.99%	4.08%
10 Years	3.93%	3.48%

Class B Shares
1 Year	0.39%	-3.45%
5 Years	4.23%	4.23%
10 Years(a)	3.35%	3.35%

Class C Shares
1 Year	0.47%	-0.49%
5 Years	4.25%	4.25%
10 Years	3.22%	3.22%

Advisor Class Shares†
1 Year	1.40%	1.40%
Since Inception*	4.58%	4.58%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.26%, 1.98%, 1.96% and 0.96% for Class A, Class B and Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-3.14%
5 Years	4.11%
10 Years	3.38%

Class B Shares
1 Year	-3.41%
5 Years	4.28%
10 Years(a)	3.25%

Class C Shares
1 Year	-0.45%
5 Years	4.30%
10 Years	3.12%

Advisor Class Shares†
1 Year	1.48%
Since Inception*	4.65%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
Returns

Class A Shares
1 Year	-3.87%
5 Years	3.84%
10 Years	2.21%

Class B Shares
1 Year	-4.07%
5 Years	4.06%
10 Years(a)	2.25%

Class C Shares
1 Year	-1.11%
5 Years	4.07%
10 Years	2.14%

Advisor Class Shares†
1 Year	0.68%
Since Inception*	4.38%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)

Class A Shares
1 Year	-0.93%
5 Years	3.62%
10 Years	2.34%

Class B Shares
1 Year	-1.26%
5 Years	3.72%
10 Years(a)	2.33%

Class C Shares
1 Year	0.66%
5 Years	3.73%
10 Years	2.21%

Advisor Class Shares†
1 Year	2.20%
Since Inception*	4.14%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Fund Expenses

FUND EXPENSES

(continued from previous page)

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$906.71	$5.26
Hypothetical (5% return before expenses)	$1,000	$1,019.34	$5.57
Class B
Actual	$1,000	$903.53	$8.66
Hypothetical (5% return before expenses)	$1,000	$1,015.76	$9.17
Class C
Actual	$1,000	$903.60	$8.57
Hypothetical (5% return before expenses)	$1,000	$1,015.86	$9.07
Advisor Class
Actual	$1,000	$908.01	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,020.84	$4.07

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$964.31	$5.27
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.42
Class B
Actual	$1,000	$959.84	$8.77
Hypothetical (5% return before expenses)	$1,000	$1,015.91	$9.02
Class C
Actual	$1,000	$960.68	$8.73
Hypothetical (5% return before expenses)	$1,000	$1,015.96	$8.97
Advisor Class
Actual	$1,000	$965.08	$3.81
Hypothetical (5% return before expenses)	$1,000	$1,020.98	$3.92

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

Tax-Managed Wealth Preservation Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$986.46	$5.93
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Class B
Actual	$1,000	$982.17	$9.36
Hypothetical (5% return before expenses)	$1,000	$1,015.42	$9.52
Class C
Actual	$1,000	$983.02	$9.37
Hypothetical (5% return before expenses)	$1,000	$1,015.42	$9.52
Advisor Class
Actual	$1,000	$988.08	$4.45
Hypothetical (5% return before expenses)	$1,000	$1,020.39	$4.52
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by the 182/366 (to reflect the one-half year period).

	Annualized Expense Ratio
	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Wealth Preservation Strategy
Class A	1.11%	1.08%	1.20%
Class B	1.83%	1.80%	1.90%
Class C	1.81%	1.79%	1.90%
Advisor Class	0.81%	0.78%	0.90%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

*	All data are as of February 29, 2008. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

*	All data are as of February 29, 2008. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

*	All data are as of February 29, 2008.
†	The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

*	All data are as of February 29, 2008. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

*	All data are as of February 29, 2008.
†	The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.5%
Financials – 20.1%
Capital Markets – 4.5%
3i Group PLC	52,414	$847,102
Ameriprise Financial, Inc.	13,800	698,832
Bank of New York Mellon Corp.	4,000	175,480
The Blackstone Group LP	91,100	1,503,150
Credit Suisse Group	29,100	1,430,732
Deutsche Bank AG	13,200	1,474,159
Franklin Resources, Inc.	50,450	4,760,966
The Goldman Sachs Group, Inc.	13,020	2,208,583
ICAP PLC	66,385	826,591
Julius Baer Holding AG	17,555	1,296,030
Lehman Brothers Holdings, Inc.	39,000	1,988,610
Macquarie Group Ltd.	16,525	825,265
Man Group PLC	217,060	2,368,105
Merrill Lynch & Co., Inc.	27,100	1,343,076
Morgan Stanley	49,000	2,063,880
Waddell & Reed Financial, Inc. – Class A	13,400	419,956

		24,230,517

Commercial Banks – 4.0%
Banco Santander Central Hispano SA	29,720	531,082
Bank Hapoalim BM	36,000	153,818
Barclays PLC	156,800	1,469,577
BNP Paribas SA	16,000	1,430,399
China Construction Bank Corp. – Class H	658,000	498,538
Comerica, Inc.	15,600	565,344
Credit Agricole SA	48,095	1,304,570
Fifth Third Bancorp	27,100	620,590
Hana Financial Group, Inc.	10,400	461,479
HBOS PLC	144,660	1,718,993
Keycorp	12,900	284,445
Kookmin Bank	5,700	351,289
Mitsubishi UFJ Financial Group, Inc.	182,000	1,604,030
National Bank of Greece SA	6,640	359,776
National City Corp.	21,300	337,818
Royal Bank of Scotland Group PLC (London Virt-X)	233,938	1,768,692
Societe Generale(a)	2,721	298,994
Societe Generale	10,885	1,164,687
Standard Chartered PLC	46,800	1,541,877
Sumitomo Mitsui Financial Group, Inc.	233	1,682,949
SunTrust Banks, Inc.	14,000	813,820
U.S. Bancorp	21,500	688,430
Wachovia Corp.	26,300	805,306
Wells Fargo & Co.	36,800	1,075,664

		21,532,167

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 0.4%
Discover Financial Services	81,400	$1,228,326
ORIX Corp.	7,920	1,184,110

		2,412,436

Diversified Financial Services – 5.7%
Bank of America Corp.	144,300	5,734,482
CIT Group, Inc.	30,200	671,044
Citigroup, Inc.	179,600	4,258,316
CME Group, Inc. – Class A	14,495	7,440,284
Deutsche Boerse AG	16,178	2,564,300
Fortis (Euronext Amsterdam)	5,832	128,568
Fortis (Euronext Brussels)	69,198	1,528,747
ING Groep NV	68,153	2,264,841
JPMorgan Chase & Co.	121,600	4,943,040
NYSE Euronext	20,400	1,339,668

		30,873,290

Insurance – 5.1%
ACE Ltd.	24,200	1,361,008
Allianz SE	11,600	2,008,307
Allstate Corp.	35,000	1,670,550
American International Group, Inc.	81,500	3,819,090
AON Corp.	19,200	798,912
Assicurazioni Generali SpA	13,713	589,398
Aviva PLC	77,868	938,577
Chubb Corp.	30,900	1,572,810
Everest Re Group Ltd.	10,400	1,007,552
Fidelity National Financial, Inc. – Class A	20,700	364,527
Fondiaria-Sai SpA (ordinary shares)	7,300	323,974
Fondiaria-Sai SpA (saving shares)	3,200	97,394
Genworth Financial, Inc. – Class A	50,800	1,177,544
Hartford Financial Services Group, Inc.	21,400	1,495,860
Marsh & McLennan Cos, Inc.	7,700	196,119
MetLife, Inc.	30,500	1,776,930
Muenchener Rueckversicherungs AG	7,800	1,374,649
Old Republic International Corp.	37,900	519,988
PartnerRe Ltd.	11,600	891,924
The Progressive Corp.	12,200	223,626
Prudential Financial, Inc.	600	43,782
QBE Insurance Group Ltd.	64,678	1,337,783
Safeco Corp.	20,000	925,200
Torchmark Corp.	7,700	464,002
The Travelers Cos, Inc.	36,700	1,703,247
Unum Group	53,200	1,218,812

		27,901,565

Thrifts & Mortgage Finance – 0.4%
Federal Home Loan Mortgage Corp.	24,100	606,838
Federal National Mortgage Association	38,000	1,050,700

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Washington Mutual, Inc.	32,900	$486,920

		2,144,458

		109,094,433

Information Technology – 14.3%
Communications Equipment – 4.0%
ADC Telecommunications, Inc.(a)	4,928	67,366
Cisco Systems, Inc.(a)	315,600	7,691,172
Nokia OYJ	91,064	3,271,709
Nokia OYJ (Sponsored) (ADR)	113,000	4,069,130
Research In Motion Ltd.(a)	64,500	6,695,100

		21,794,477

Computers & Peripherals – 4.1%
Apple, Inc.(a)	75,200	9,401,504
Asustek Computer, Inc.	123,000	339,572
Compal Electronics, Inc. (GDR)(b)	104,141	463,428
Dell, Inc.(a)	34,800	690,780
EMC Corp.(a)	9,300	144,522
Fujitsu Ltd.	181,000	1,287,836
Hewlett-Packard Co.	161,500	7,714,855
International Business Machines Corp.	5,000	569,300
Lexmark International, Inc. – Class A(a)	20,100	663,903
Toshiba Corp.	136,000	1,020,099

		22,295,799

Electronic Equipment & Instruments – 0.9%
Arrow Electronics, Inc.(a)	28,800	939,168
AU Optronics Corp.	445,659	850,044
Avnet, Inc.(a)	32,700	1,102,317
Flextronics International Ltd.(a)	6,400	64,896
Ingram Micro, Inc. – Class A(a)	31,300	477,951
Nidec Corp.	7,500	496,990
Sanmina-SCI Corp.(a)	37,000	61,050
Tech Data Corp.(a)	12,400	413,540
Tyco Electronics Ltd.	6,250	205,625
Vishay Intertechnology, Inc.(a)	38,800	354,244

		4,965,825

Internet Software & Services – 2.1%
Google, Inc. – Class A(a)	24,125	11,367,218

IT Services – 0.2%
Electronic Data Systems Corp.	59,000	1,021,880

Office Electronics – 0.1%
Konica Minolta Holdings, Inc.	28,500	403,764

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.8%
Broadcom Corp. – Class A(a)	119,400	$2,257,854
Hynix Semiconductor, Inc.(a)	32,400	833,177
MEMC Electronic Materials, Inc.(a)	27,600	2,105,328
Nvidia Corp.(a)	144,250	3,085,508
Samsung Electronics Co. Ltd.	600	351,703
Siliconware Precision Industries Co.	893	1,455
United Microelectronics Corp.	2,025,244	1,202,110

		9,837,135

Software – 1.1%
Adobe Systems, Inc.(a)	70,200	2,362,230
Microsoft Corp.	66,200	1,801,964
Nintendo Co. Ltd.	2,900	1,443,896

		5,608,090

		77,294,188

Health Care – 11.4%
Biotechnology – 2.8%
Celgene Corp.(a)	71,625	4,037,501
CSL Ltd./Australia	15,700	526,569
Genentech, Inc.(a)	48,850	3,700,388
Gilead Sciences, Inc.(a)	141,000	6,672,120

		14,936,578

Health Care Equipment & Supplies – 1.8%
Alcon, Inc.	41,250	5,970,113
Covidien Ltd.	6,250	267,437
Essilor International SA	19,884	1,180,668
Hologic, Inc.(a)	37,400	2,255,594

		9,673,812

Health Care Providers & Services – 1.8%
AmerisourceBergen Corp. – Class A	7,500	312,900
Cardinal Health, Inc.	17,000	1,005,380
McKesson Corp.	6,400	376,064
Medco Health Solutions, Inc.(a)	100,100	4,435,431
WellPoint, Inc.(a)	53,500	3,749,280

		9,879,055

Pharmaceuticals – 5.0%
Abbott Laboratories	124,700	6,677,685
AstraZeneca PLC	9,300	347,609
Eli Lilly & Co.	31,800	1,590,636
GlaxoSmithKline PLC	45,300	988,836
Johnson & Johnson	27,000	1,672,920
Merck & Co., Inc.	33,500	1,484,050
Pfizer, Inc.	242,300	5,398,444
Roche Holding AG	4,319	846,992

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanofi-Aventis SA	16,338	$1,207,584
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	105,200	5,162,164
Wyeth	40,500	1,766,610

		27,143,530

		61,632,975

Energy – 11.1%
Energy Equipment & Services – 2.2%
Baker Hughes, Inc.	42,000	2,826,180
Cameron International Corp.(a)	37,300	1,584,504
Schlumberger Ltd.	74,700	6,457,815
Technip SA	10,022	818,168

		11,686,667

Energy Sources – 0.1%
LUKOIL (ADR)	10,050	747,720

Oil, Gas & Consumable Fuels – 8.8%
Anadarko Petroleum Corp.	29,200	1,861,208
Chevron Corp.	74,000	6,412,840
China Petroleum & Chemical Corp. – Class H	813,000	885,514
China Shenhua Energy Co. Ltd. – Class H	218,500	1,112,952
ConocoPhillips	60,000	4,962,600
ENI SpA	52,100	1,799,075
EOG Resources, Inc.	39,100	4,652,509
Exxon Mobil Corp.	118,200	10,284,582
Gazprom OAO (Sponsored) (ADR)	21,870	1,110,996
Marathon Oil Corp.	29,200	1,552,272
Occidental Petroleum Corp.	7,100	549,327
Petro-Canada	25,600	1,225,315
Petroleo Brasileiro SA (ADR)	14,000	1,642,760
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	51,228	1,831,727
Royal Dutch Shell PLC (Euronext Amsterdam)	60,966	2,180,117
StatoilHydro ASA	54,600	1,663,732
Total SA	37,192	2,800,708
Valero Energy Corp.	19,600	1,132,292

		47,660,526

		60,094,913

Industrials – 10.1%
Aerospace & Defense – 2.0%
BAE Systems PLC	232,339	2,211,630
Honeywell International, Inc.	94,600	5,443,284
Lockheed Martin Corp.	3,000	309,600
Northrop Grumman Corp.	20,900	1,642,949
Spirit Aerosystems Holdings, Inc. – Class A(a)	51,200	1,383,424

		10,990,887

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 0.2%
Air France-KLM	14,700	$396,054
Deutsche Lufthansa AG	24,600	575,761

		971,815

Commercial Services & Supplies – 0.4%
Allied Waste Industries, Inc.(a)	90,900	939,906
The Capita Group PLC	29,717	385,053
Pitney Bowes, Inc.	20,300	726,334

		2,051,293

Construction & Engineering – 0.7%
Fluor Corp.	25,000	3,481,250

Electrical Equipment – 1.1%
ABB Ltd.	91,553	2,280,978
ABB Ltd. (Sponsored) (ADR)	64,200	1,607,568
Emerson Electric Co.	35,200	1,793,792

		5,682,338

Industrial Conglomerates – 2.6%
3M Co.	7,300	572,320
General Electric Co.	216,900	7,188,066
Siemens AG	15,916	2,049,346
Textron, Inc.	52,100	2,822,257
Tyco International Ltd.	40,200	1,610,412

		14,242,401

Machinery – 2.0%
Caterpillar, Inc.	15,200	1,099,416
Cummins, Inc.	19,600	987,448
Deere & Co.	52,400	4,465,004
NGK Insulators Ltd.	35,000	794,777
PACCAR, Inc.	18,750	813,375
Parker Hannifin Corp.	19,800	1,279,674
SPX Corp.	6,700	685,410
Terex Corp.(a)	11,500	775,675

		10,900,779

Marine – 0.3%
Mitsui OSK Lines Ltd.	91,000	1,181,897
Nippon Yusen KK	67,000	619,108

		1,801,005

Road & Rail – 0.0%
Avis Budget Group, Inc.(a)	19,500	222,885

Trading Companies & Distributors – 0.8%
Mitsubishi Corp.	28,800	878,701
Mitsui & Co. Ltd.	154,000	3,349,104

		4,227,805

		54,572,458

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 8.8%
Beverages – 1.3%
The Coca-Cola Co.	30,200	$1,765,492
Coca-Cola Enterprises, Inc.	24,200	591,206
Molson Coors Brewing Co. – Class B	18,800	1,014,448
PepsiCo, Inc.	51,300	3,568,428

		6,939,574

Food & Staples Retailing – 1.5%
Costco Wholesale Corp.	36,500	2,260,080
Koninklijke Ahold NV	92,960	1,221,626
The Kroger Co.	15,300	371,025
Safeway, Inc.	28,000	804,720
Supervalu, Inc.	40,100	1,052,625
Tesco PLC	101,010	798,219
Wal-Mart Stores, Inc.	34,200	1,695,978

		8,204,273

Food Products – 2.5%
Associated British Foods PLC	46,200	774,129
ConAgra Foods, Inc.	12,300	271,830
Del Monte Foods Co.	44,700	401,406
General Mills, Inc.	10,600	593,494
Kellogg Co.	13,500	684,720
Kraft Foods, Inc. – Class A	12,300	383,391
Nestle SA	6,830	3,259,879
Sara Lee Corp.	71,900	908,097
Tyson Foods, Inc. – Class A	46,500	670,065
Unilever PLC	50,695	1,597,209
WM Wrigley Jr Co.	72,500	4,339,850

		13,884,070

Household Products – 2.2%
Colgate-Palmolive Co.	37,800	2,876,202
Kimberly-Clark Corp.	5,100	332,418
Procter & Gamble Co.	105,150	6,958,827
Reckitt Benckiser PLC	32,740	1,766,032

		11,933,479

Personal Products – 0.2%
L’Oreal SA	8,518	1,010,847

Tobacco – 1.1%
Altria Group, Inc.	60,500	4,424,970
British American Tobacco PLC	33,724	1,264,539
UST, Inc.	4,200	228,018

		5,917,527

		47,889,770

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 8.7%
Chemicals – 4.2%
Air Products & Chemicals, Inc.	37,300	$3,406,609
Ashland, Inc.	11,600	512,372
BASF SE	22,000	2,799,263
Bayer AG	32,655	2,514,593
Dow Chemical Co.	53,000	1,997,570
E.I. Du Pont de Nemours & Co.	43,000	1,996,060
International Flavors & Fragrances, Inc.	9,000	388,170
Lubrizol Corp.	6,600	384,780
Mitsubishi Chemical Holdings Corp.	137,500	930,042
Mitsui Chemicals, Inc.	60,000	425,438
Monsanto Co.	60,700	7,021,776
PPG Industries, Inc.	2,600	161,148

		22,537,821

Construction Materials – 0.1%
Buzzi Unicem SpA	11,700	287,045

Containers & Packaging – 0.4%
Ball Corp.	21,800	961,380
Owens-Illinois, Inc.(a)	10,100	570,145
Smurfit-Stone Container Corp.(a)	32,600	259,170
Sonoco Products Co.	19,400	546,498

		2,337,193

Metals & Mining – 3.9%
Alcoa, Inc.	58,800	2,183,832
Anglo American PLC	14,850	942,579
Antofagasta PLC	42,200	672,596
ArcelorMittal (Euronext Amsterdam)	12,200	937,185
ArcelorMittal (Euronext Paris)	10,287	781,076
BHP Billiton PLC	35,267	1,128,195
Cia Vale do Rio Doce (ADR)	39,300	1,369,212
Cia Vale do Rio Doce (Sponsored) (ADR)	30,300	888,396
Cleveland-Cliffs, Inc.	8,900	1,063,194
JFE Holdings, Inc.	28,800	1,283,264
Kazakhmys PLC	18,200	554,384
Nippon Steel Corp.	226,000	1,189,031
POSCO	1,600	880,036
Rio Tinto PLC	30,947	3,481,768
Xstrata PLC	50,585	3,946,153

		21,300,901

Paper & Forest Products – 0.1%
Stora Enso Oyj – Class R	58,700	733,028

		47,195,988

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 6.0%
Auto Components – 1.0%
Autoliv, Inc.	11,900	$593,810
BorgWarner, Inc.	14,000	603,540
Compagnie Generale des Etablissements Michelin – Class B	11,100	1,093,242
Denso Corp.	22,300	832,493
Hyundai Mobis	10,410	799,061
Johnson Controls, Inc.	7,800	256,308
Lear Corp.(a)	14,300	394,394
TRW Automotive Holdings Corp.(a)	22,100	487,968
WABCO Holdings, Inc.	4,400	183,832

		5,244,648

Automobiles – 1.2%
General Motors Corp.	53,200	1,238,496
Nissan Motor Co. Ltd.	215,500	1,937,985
Porsche Automobil Holding SE	811	1,390,039
Renault SA	19,600	2,094,191

		6,660,711

Hotels Restaurants & Leisure – 0.4%
McDonald’s Corp.	10,700	578,977
Yum! Brands, Inc.	40,700	1,402,115

		1,981,092

Household Durables – 0.5%
Black & Decker Corp.	6,700	460,759
Centex Corp.	21,600	479,304
KB Home	14,700	351,771
Newell Rubbermaid, Inc.	5,800	131,660
Pulte Homes, Inc.	12,900	174,666
Sharp Corp.	56,000	1,019,064
Taylor Wimpey PLC	33,861	114,580

		2,731,804

Leisure Equipment & Products – 0.1%
Brunswick Corp.	30,600	498,474

Media – 1.3%
CBS Corp. – Class B	38,200	871,724
Gannett Co., Inc.	36,400	1,097,460
Idearc, Inc.	35,200	169,664
Lagardere SCA	9,600	754,250
SES (FDR)	8,398	207,568
Time Warner, Inc.	59,000	920,990
Viacom, Inc. – Class B(a)	24,800	985,800
The Walt Disney Co.	60,300	1,954,323

		6,961,779

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.6%
Family Dollar Stores, Inc.	24,700	$473,005
Kohl’s Corp.(a)	20,500	911,020
Macy’s, Inc.	45,200	1,115,536
Target Corp.	17,000	894,370

		3,393,931

Specialty Retail – 0.8%
Esprit Holdings Ltd.	60,100	750,002
The Gap, Inc.	48,500	978,245
Home Depot, Inc.	53,300	1,415,115
Lowe’s Cos, Inc.	30,900	740,673
Ltd. Brands, Inc.	5,900	89,975
Office Depot, Inc.(a)	11,600	131,892

		4,105,902

Textiles Apparel & Luxury Goods – 0.1%
Jones Apparel Group, Inc.	47,700	673,047

		32,251,388

Telecommunication Services – 4.1%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	205,500	7,157,565
China Netcom Group Corp. Ltd.	283,000	872,396
Embarq Corp.	4,500	188,730
Nippon Telegraph & Telephone Corp.	143	623,585
Telefonica SA	97,896	2,832,776
Verizon Communications, Inc.	101,900	3,701,008

		15,376,060

Wireless Telecommunication Services – 1.3%
America Movil SAB de CV Series L (ADR)	26,450	1,599,167
Sprint Nextel Corp.	150,800	1,072,188
Vodafone Group PLC	1,374,317	4,424,561

		7,095,916

		22,471,976

Utilities – 2.9%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	27,800	1,137,576
CEZ	5,839	427,808
E.ON AG	14,599	2,743,778
Entergy Corp.	7,300	750,002
Pinnacle West Capital Corp.	19,200	682,560
The Tokyo Electric Power Co. Inc	52,300	1,343,694

		7,085,418

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders – 0.4%
Constellation Energy Group, Inc.	11,600	$1,024,860
Iberdrola Renovables(a)	65,241	406,087
International Power PLC	109,184	820,281

		2,251,228

Multi-Utilities – 1.2%
Ameren Corp.	23,200	990,640
CMS Energy Corp.	12,900	185,631
Dominion Resources, Inc.	19,400	774,836
RWE AG	8,970	1,084,869
Suez SA	20,247	1,287,161
Veolia Environnement	15,213	1,353,556
Wisconsin Energy Corp.	10,800	471,096

		6,147,789

		15,484,435

Total Common Stocks (cost $529,212,613)		527,982,524

NON-CONVERTIBLE - PREFERRED STOCKS – 0.1%
Information Technology – 0.1%
Semiconductors & Semiconductor Equipment – 0.1%
Samsung Electronics Co. Ltd. (cost $382,594)	800	343,424

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $10,897,169)	10,897,169	10,897,169

Total Investments – 99.6% (cost $540,492,376)		539,223,117
Other assets less liabilities – 0.4%		2,240,606

Net Assets – 100.0%		$541,463,723

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Wealth Appreciation Strategy—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	15	March 2008	$960,170	$847,356	$(112,814)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $463,428 or 0.1% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 52.1%
Alabama – 3.0%
Alabama Pub Sch & Coll Auth FGIC 5.00%, 12/01/21	$1,700	$1,713,362
Jefferson Cnty FGIC 5.00%, 2/01/38	2,710	2,884,795
Jefferson Cnty Swr Rev FGIC 5.125%, 2/01/42	1,650	1,761,309
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	1,100	1,170,950
Jefferson Cnty Swr Rev AL FGIC 5.25%, 2/01/24	3,200	3,438,848

		10,969,264

Arizona – 0.5%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 4.16%, 2/01/42(a)	785	761,678
Gilbert Wtr Res Muni Ppty Corp. Series 04 4.90%, 4/01/19	710	693,379
Pima Cnty IDA 5.45%, 12/01/17	450	419,629
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	80	76,177

		1,950,863

Arkansas – 0.3%
Springdale GO MBIA 4.00%, 7/01/16	1,210	1,214,876

California – 2.0%
California Econ Rec Bonds Series A 5.25%, 1/01/10-7/01/12	3,765	3,960,230
California St GO 5.00%, 6/01/10-3/01/16	2,775	2,898,711
California St GO (Various Purposes) 5.00%, 3/01/14	25	26,347
California Statewide CDA Rev (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	280	283,195

		7,168,483

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Colorado – 0.5%
Mesa Cnty Valley Sch Dist No 51 Grand Junction MBIA 5.00%, 12/01/23	$1,000	$1,000,490
PV Wtr & Sanitation Metro Dist Capital Appreciation Series 06 Zero Coupon, 12/15/17	878	475,797
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	260	249,291

		1,725,578

Florida – 5.7%
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16	260	227,357
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	100	86,497
Citizens Ppty Insurance Corp. MBIA 5.00%, 3/01/15-3/01/16	4,000	4,182,320
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	1,100	1,163,107
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	95	94,023
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	50	48,868
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	97,733
Heritage Plantation CDD 5.10%, 11/01/13	105	94,302
Highlands Cnty Fla Health Facs CIFG 7.39%, 11/15/37(b)	1,200	1,200,000
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	100	94,117
Live Oak CDD No. 001, Spl Assmt ETM Series B 5.30%, 5/01/08	45	44,943
Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	35	34,116

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Meadow Woods CDD Series 4B 5.25%, 5/01/11	$60	$57,471
Midtown Miami CDD Series 04A 6.00%, 5/01/24	280	253,884
Monterra CDD (Spl Assmt) Series 3 5.125%, 11/01/14	170	147,676
Series B 5.00%, 11/01/10	340	318,447
Orange Cnty AMBAC 5.50%, 10/01/32	7,000	7,535,150
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	150	146,415
Palm Beach Cnty Sch Brd FGIC 5.00%, 8/01/13	1,030	1,080,604
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	170	155,819
Paseo CDD 5.00%, 2/01/11	480	450,778
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	495	470,933
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	285	250,655
Rolling Hills CDD 5.125%, 11/01/13	435	391,004
Shingle Creek CDD 5.75%, 5/01/15	415	375,724
South Bay CDD Series 5B-2 5.375%, 5/01/13	100	86,519
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15	435	323,453
Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/13	755	664,445

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Villages of Westport CDD Series 05A 5.125%, 5/01/15	$225	$197,604
Waterset North CDD (Spl Assmt) Series 0B 6.55%, 11/01/15	485	459,547

		20,733,511

Guam – 0.1%
Guam Govt Wtrwks Auth COP (Prerefunded) 5.18%, 7/01/15	276	287,274
Guam Govt Wtrwks Auth Wtr & Wastewtr Sys Rev Series 05 5.00%, 7/01/13	225	223,832

		511,106

Hawaii – 1.6%
Hawaii St GO AMBAC 5.00%, 7/01/13	5,540	5,884,754

Illinois – 2.5%
Hodgkins 5.00%, 1/01/11	1,000	1,010,410
Illinois St GO MBIA 5.00%, 9/01/13-4/01/15	7,445	7,948,620
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	100	99,534

		9,058,564

Indiana – 0.9%
Elkhart Cnty GO MBIA 5.25%, 12/01/21	1,215	1,323,937
Indiana Bond Bank (SPL Program Gas) Series A 5.25%, 10/15/19	1,945	1,939,865

		3,263,802

Kansas – 0.2%
Wyandotte Cnty-Kansas City Uni Govt Spl Oblg (Sales Tax) Series B 4.75%, 12/01/16	610	600,728

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Louisiana – 1.4%
Louisiana St GO MBIA Series A 5.25%, 8/01/16	$3,830	$4,068,494
Morehouse Parish GO 5.25%, 11/15/13	1,000	1,011,690

		5,080,184

Maryland – 0.2%
Tax Exempt Muni Infra Series 04A 3.80%, 5/01/08	611	611,525

Massachusetts – 0.6%
Route 3 North Transit Impr Assoc MBIA 5.375%, 6/15/33	1,925	2,030,067

Michigan – 2.6%
Michigan Muni Bond Auth 5.50%, 10/01/13	6,085	6,696,117
Michigan St GO FSA Series 05B 5.00%, 9/01/12	2,510	2,687,758

		9,383,875

Minnesota – 0.1%
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.15%, 11/15/20	310	288,877

Missouri – 1.8%
Missouri St Highways & Transit Commission Series 2007 5.00%, 5/01/14	2,190	2,349,082
St. Louis Arpt Rev (Arpt Dev Program) MBIA Series A 5.625%, 7/01/19	4,000	4,294,080

		6,643,162

Nevada – 1.4%
Clark Cnty Impr Dist 4.05%, 8/01/10	670	646,463
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	35	31,717
Las Vegas Spl Impr Dist No. 607 Local Impr Bonds 5.35%, 6/01/12	245	237,138
Nevada GO 5.00%, 2/01/12	4,100	4,340,998

		5,256,316

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New Jersey – 2.2%
New Jersey EDA (Cigarette Tax) FSA Series 4 5.00%, 6/15/10	$830	$867,184
New Jersey St Transp Trust Fund Auth (Transp Sys) FSA Series C 5.50%, 12/15/11	1,000	1,082,660
New Jersey Transp Trust Fund Auth FGIC 5.00%, 6/15/12	3,775	3,988,740
Series A 5.50%, 12/15/13	1,775	1,932,993

		7,871,577

New York – 4.1%
New York City GO Series 4G 5.00%, 8/01/12	1,315	1,390,441
Series E 5.00%, 8/01/15	2,625	2,776,200
Series H 5.00%, 8/01/11	1,645	1,732,169
New York St Dorm Auth Rev 5.00%, 7/01/11	425	425,676
New York St Thruway Auth Series 63A 5.00%, 3/15/09	850	871,420
New York St Thruway Auth, Hwy & Brdg Trust Fund FSA Series 5B 5.00%, 4/01/14	6,505	6,997,624
Tobacco Settlement Fin Auth 5.25%, 6/01/13	815	818,227

		15,011,757

North Carolina – 0.9%
Mecklenburg Cnty GO 5.00%, 2/01/14	2,575	2,775,103
North Carolina Muni Pwr Agy No 1 Catawba ACA-CBI 5.50%, 1/01/10	385	399,357

		3,174,460

Ohio – 0.6%
American Muni Pwr-Ohio, Inc. 5.00%, 2/01/12	1,000	1,017,680
Cleveland Muni Sch Dist FSA 5.25%, 12/01/19	1,000	1,049,760

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	$285	$282,777

		2,350,217

Pennsylvania – 4.1%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series A 5.00%, 11/15/13	925	879,139
Allegheny Cnty Redev Auth Rev (Pittsburgh Mills Proj) 5.10%, 7/01/14	280	276,284
Bucks Cnty IDA Waste Mangement Inc. Proj 3.90%, 12/01/22(b)	1,000	989,130
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	265	254,641
Pennsylvania St GO MBIA 5.00%, 1/01/13-7/01/13	5,110	5,462,214
Series 03 5.00%, 7/01/11	4,310	4,559,463
Philadelphia Auth for Indl Dev Rev (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	300	280,275
Philadelphia GO XLCA 5.00%, 2/15/11	2,000	2,086,040

		14,787,186

Puerto Rico – 1.1%
Puerto Rico Pub Bldgs Auth 5.75%, 7/01/14	2,820	3,018,302
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(b)	1,075	1,123,375

		4,141,677

South Carolina – 2.0%
South Carolina St Pub Svc Auth FSA 5.00%, 1/01/14	2,450	2,627,258
Series B 5.00%, 1/01/11	3,515	3,690,117
Western Carolina Regl Swr Auth FSA 5.00%, 3/01/12	1,000	1,064,970

		7,382,345

Texas – 7.3%
Arlington ISD PSF-GTD 5.00%, 2/15/14	1,000	1,072,090

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Austin ISD 5.00%, 8/01/14	$1,000	$1,075,870
Austin St GO FSA 5.00%, 11/15/13	6,915	7,431,205
City of Dallas 5.125%, 2/15/12	1,020	1,087,136
Dallas GO 5.00%, 2/15/12	3,350	3,555,120
Houston GO MBIA 5.00%, 3/01/15	3,300	3,528,525
Katy Dev Auth (Metro Contract) Series A 5.75%, 6/01/09	230	229,853
Texas Pub Fin Auth AMBAC 5.00%, 2/01/16	1,640	1,719,524
Texas St GO 5.00%, 10/01/12-10/01/13	6,655	7,118,746

		26,818,069

Vermont – 0.3%
Vermont Edl & Health Bldgs MBIA 10.00%, 9/01/36(b)	1,000	1,000,000

Washington – 2.2%
Washington Hlth Care Fac Auth FSA 6.24%, 12/01/36(b)	1,000	1,000,000
Washington Pub Pwr Sup Sys MBIA 5.25%, 7/01/13	1,750	1,882,492
5.75%, 7/01/09	1,100	1,143,384
Washington St GO AMBAC 5.00%, 1/01/12-1/01/14	3,760	4,007,856

		8,033,732

Wisconsin – 1.9%
Wisconsin St GO AMBAC 5.00%, 5/01/13-5/01/16	3,000	3,202,760
5.25%, 7/01/14	3,500	3,805,200

		7,007,960

Total Municipal Obligations (cost $189,851,294)		189,954,515

	Shares
COMMON STOCKS – 45.3%
Financials – 9.5%
Capital Markets – 1.9%
3i Group PLC	16,294	263,340
The Blackstone Group LP	28,300	466,950
Credit Suisse Group	8,600	422,828

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Bank AG	3,300	$368,540
Franklin Resources, Inc.	15,700	1,481,609
The Goldman Sachs Group, Inc.	4,250	720,927
ICAP PLC	20,157	250,984
Julius Baer Holding AG	5,313	392,242
Lehman Brothers Holdings, Inc.	13,000	662,870
Macquarie Group Ltd.	5,166	257,992
Man Group PLC	67,273	733,942
Merrill Lynch & Co., Inc.	9,000	446,040
Morgan Stanley	15,200	640,224

		7,108,488

Commercial Banks – 2.0%
Banco Santander Central Hispano SA	9,131	163,167
Bank Hapoalim BM	52,400	223,891
Barclays PLC	46,200	433,000
BNP Paribas SA	6,200	554,280
China Construction Bank Corp.-Class H	205,000	155,319
Comerica, Inc.	6,400	231,936
Credit Agricole SA	14,640	397,108
Fifth Third Bancorp	12,100	277,090
HBOS PLC	45,030	535,091
Keycorp	2,600	57,330
Kookmin Bank	4,500	277,333
Mitsubishi UFJ Financial Group, Inc.	62,000	546,428
National Bank of Greece SA	2,070	112,159
Royal Bank of Scotland Group PLC (London Virt-X)	66,452	502,411
Societe Generale(c)	781	85,819
Societe Generale	3,125	334,373
Standard Chartered PLC	14,913	491,325
Sumitomo Mitsui Financial Group, Inc.	72	520,053
SunTrust Banks, Inc.	1,600	93,008
U.S. Bancorp	6,800	217,736
Wachovia Corp.	19,900	609,338
Wells Fargo & Co.	13,400	391,682

		7,209,877

Consumer Finance – 0.2%
Discover Financial Services	26,000	392,340
ORIX Corp.	2,490	372,277

		764,617

Diversified Financial Services – 2.7%
Bank of America Corp.	45,100	1,792,274
CIT Group, Inc.	9,700	215,534
Citigroup, Inc.	57,400	1,360,954
CME Group, Inc.-Class A	4,540	2,330,382
Deutsche Boerse AG	4,908	777,944

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Fortis (Euronext Amsterdam)	5,667	$124,923
Fortis (Euronext Brussels)	16,900	373,361
ING Groep NV	20,456	679,788
JPMorgan Chase & Co.	38,600	1,569,090
NYSE Euronext	6,700	439,989

		9,664,239

Insurance – 2.5%
ACE Ltd.	7,500	421,800
Allianz SE	3,100	536,703
Allstate Corp.	11,900	567,987
American International Group, Inc.	25,600	1,199,616
Assicurazioni Generali SpA	4,569	196,380
Aviva PLC	29,728	358,324
Chubb Corp.	9,800	498,820
Everest Re Group Ltd.	1,500	145,320
Fidelity National Financial, Inc.-Class A	5,600	98,616
Fondiaria-Sai SpA (ordinary shares)	4,300	190,834
Fondiaria-Sai SpA (saving shares)	1,900	57,828
Genworth Financial, Inc.-Class A	16,600	384,788
Hartford Financial Services Group, Inc.	6,800	475,320
Marsh & McLennan Cos, Inc.	16,200	412,614
MetLife, Inc.	9,400	547,644
Muenchener Rueckversicherungs AG	2,500	440,593
Old Republic International Corp.	14,700	201,684
The Progressive Corp.	23,100	423,423
QBE Insurance Group Ltd.	20,792	430,056
Safeco Corp.	3,900	180,414
Torchmark Corp.	4,900	295,274
The Travelers Cos, Inc.	11,033	512,041
Unum Group	17,600	403,216

		8,979,295

Thrifts & Mortgage Finance – 0.2%
Federal Home Loan Mortgage Corp.	9,100	229,138
Federal National Mortgage Association	13,600	376,040
Washington Mutual, Inc.	11,300	167,240

		772,418

		34,498,934

Information Technology – 6.5%
Communications Equipment – 1.9%
Cisco Systems, Inc.(c)	98,500	2,400,445
Nokia OYJ	28,493	1,023,685
Nokia OYJ (Sponsored) (ADR)	35,400	1,274,754
Research In Motion Ltd.(c)	20,100	2,086,380

		6,785,264

Computers & Peripherals – 1.8%
Apple, Inc.(c)	23,350	2,919,217

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Asustek Computer, Inc.	46,000	$126,994
Compal Electronics, Inc. (GDR)(d)	43,648	194,234
Fujitsu Ltd.	60,000	426,907
Hewlett-Packard Co.	48,800	2,331,176
International Business Machines Corp.	1,600	182,176
Lexmark International, Inc.-Class A(c)	6,500	214,695
Toshiba Corp.	36,000	270,026

		6,665,425

Electronic Equipment & Instruments – 0.4%
Arrow Electronics, Inc.(c)	8,100	264,141
AU Optronics Corp.	130,145	248,237
Avnet, Inc.(c)	10,600	357,326
Ingram Micro, Inc.-Class A(c)	10,000	152,700
Nidec Corp.	2,200	145,784
Sanmina-SCI Corp.(c)	47,600	78,540
Tech Data Corp.(c)	4,800	160,080
Tyco Electronics Ltd.	2,250	74,025
Vishay Intertechnology, Inc.(c)	11,900	108,647

		1,589,480

Internet Software & Services – 1.0%
Google, Inc.-Class A(c)	7,480	3,524,426

IT Services – 0.1%
Electronic Data Systems Corp.	18,900	327,348

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	9,000	127,504

Semiconductors & Semiconductor Equipment – 0.8%
Broadcom Corp.-Class A(c)	37,200	703,452
Hynix Semiconductor, Inc.(c)	8,900	228,866
MEMC Electronic Materials, Inc.(c)	8,800	671,264
Nvidia Corp.(c)	44,900	960,411
Samsung Electronics Co. Ltd.	360	211,022
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1	10
United Microelectronics Corp.	476,640	282,916

		3,057,941

Software – 0.5%
Adobe Systems, Inc.(c)	23,800	800,870
Microsoft Corp.	20,700	563,454
Nintendo Co. Ltd.	800	398,316

		1,762,640

		23,840,028

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 5.3%
Biotechnology – 1.3%
Celgene Corp.(c)	22,400	$1,262,688
CSL Ltd./Australia	5,198	174,338
Genentech, Inc.(c)	15,150	1,147,612
Gilead Sciences, Inc.(c)	43,600	2,063,152

		4,647,790

Health Care Equipment & Supplies – 0.8%
Alcon, Inc.	12,500	1,809,125
Covidien Ltd.	2,250	96,278
Essilor International SA	6,814	404,600
Hologic, Inc.(c)	12,000	723,720

		3,033,723

Health Care Providers & Services – 0.9%
AmerisourceBergen Corp.-Class A	7,900	329,588
Cardinal Health, Inc.	5,400	319,356
Medco Health Solutions, Inc.(c)	31,100	1,378,041
WellPoint, Inc.(c)	16,500	1,156,320

		3,183,305

Pharmaceuticals – 2.3%
Abbott Laboratories	38,800	2,077,740
AstraZeneca PLC	3,000	112,132
Eli Lilly & Co.	8,100	405,162
GlaxoSmithKline PLC	6,300	137,520
Johnson & Johnson	9,600	594,816
Merck & Co., Inc.	12,000	531,600
Pfizer, Inc.	77,700	1,731,156
Roche Holding AG	1,332	261,216
Sanofi-Aventis SA	4,661	344,507
Schering-Plough Corp.	6,200	134,540
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	30,900	1,516,263
Wyeth	9,600	418,752

		8,265,404

		19,130,222

Energy – 5.2%
Energy Equipment & Services – 1.0%
Baker Hughes, Inc.	13,000	874,770
Cameron International Corp.(c)	11,900	505,512
Schlumberger Ltd.	23,200	2,005,640
Technip SA	3,156	257,647

		3,643,569

Energy Sources – 0.1%
Royal Dutch Shell PLC (Euronext Amsterdam)-Class A	14,295	511,137

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 4.1%
Anadarko Petroleum Corp.	9,300	$592,782
Chevron Corp.	23,500	2,036,510
China Petroleum & Chemical Corp.-Class H	200,000	217,839
China Shenhua Energy Co. Ltd.-Class H	70,500	359,099
ConocoPhillips	18,700	1,546,677
ENI SpA	16,200	559,405
EOG Resources, Inc.	11,500	1,368,385
Exxon Mobil Corp.	40,300	3,506,503
Gazprom OAO (Sponsored) (ADR)	6,151	312,471
LUKOIL (ADR)	3,300	245,520
Marathon Oil Corp.	9,800	520,968
Occidental Petroleum Corp.	1,300	100,581
Petro-Canada	5,200	248,892
Petroleo Brasileiro SA (ADR)	4,600	539,764
Petroleo Brasileiro SA (Sponsored) (ADR)	1,600	156,688
Royal Dutch Shell PLC (Euronext Amsterdam)	20,239	723,737
StatoilHydro ASA	14,150	431,169
Total SA	12,204	919,011
Valero Energy Corp.	6,200	358,174

		14,744,175

		18,898,881

Industrials – 4.7%
Aerospace & Defense – 1.0%
BAE Systems PLC	85,784	816,576
Honeywell International, Inc.	29,400	1,691,676
Lockheed Martin Corp.	1,800	185,760
Northrop Grumman Corp.	5,500	432,355
Spirit Aerosystems Holdings, Inc.-Class A(c)	15,800	426,916

		3,553,283

Airlines – 0.1%
Air France-KLM	8,000	215,539
Deutsche Lufthansa AG	12,100	283,200

		498,739

Commercial Services & Supplies – 0.1%
Allied Waste Industries, Inc.(c)	25,600	264,704
The Capita Group PLC	10,177	131,867

		396,571

Construction & Engineering – 0.3%
Fluor Corp.	7,800	1,086,150

Electrical Equipment – 0.5%
ABB Ltd.	28,118	700,540
ABB Ltd. (Sponsored) (ADR)	20,000	500,800
Emerson Electric Co.	11,000	560,560

		1,761,900

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.2%
3M Co.	2,300	$180,320
General Electric Co.	68,700	2,276,718
Siemens AG	4,949	637,234
Textron, Inc.	16,300	882,971
Tyco International Ltd.	13,400	536,804

		4,514,047

Machinery – 0.9%
Caterpillar, Inc.	4,100	296,553
Deere & Co.	16,100	1,371,881
Illinois Tool Works, Inc.	2,000	98,140
NGK Insulators Ltd.	11,000	249,787
PACCAR, Inc.	5,250	227,745
Parker Hannifin Corp.	6,200	400,706
SPX Corp.	4,200	429,660
Terex Corp.(c)	4,300	290,035

		3,364,507

Marine – 0.2%
Mitsui OSK Lines Ltd.	27,000	350,672
Nippon Yusen KK	30,000	277,213

		627,885

Road & Rail – 0.0%
Avis Budget Group, Inc.(c)	6,800	77,724

Trading Companies & Distributors – 0.4%
Mitsubishi Corp.	8,800	268,492
Mitsui & Co. Ltd.	47,000	1,022,129

		1,290,621

		17,171,427

Consumer Staples – 4.2%
Beverages – 0.6%
The Coca-Cola Co.	10,700	625,522
Molson Coors Brewing Co.-Class B	8,800	474,848
PepsiCo, Inc.	14,100	980,796

		2,081,166

Food & Staples Retailing – 0.8%
Costco Wholesale Corp.	12,000	743,040
Koninklijke Ahold NV	25,520	335,369
The Kroger Co.	14,500	351,625
Safeway, Inc.	13,000	373,620
Supervalu, Inc.	12,700	333,375
Tesco PLC	32,465	256,551
Wal-Mart Stores, Inc.	11,100	550,449

		2,944,029

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 1.2%
Associated British Foods PLC	14,300	$239,611
ConAgra Foods, Inc.	13,300	293,930
Del Monte Foods Co.	13,000	116,740
General Mills, Inc.	4,300	240,757
Kellogg Co.	3,300	167,376
Kraft Foods, Inc.-Class A	4,000	124,680
Nestle SA	2,212	1,055,762
Sara Lee Corp.	23,500	296,805
Tyson Foods, Inc.-Class A	14,700	211,827
Unilever PLC	15,270	481,100
WM Wrigley Jr Co.	22,600	1,352,836

		4,581,424

Household Products – 1.0%
Colgate-Palmolive Co.	11,800	897,862
Procter & Gamble Co.	31,550	2,087,979
Reckitt Benckiser PLC	9,919	535,042

		3,520,883

Personal Products – 0.1%
L’Oreal SA	2,859	339,283

Tobacco – 0.5%
Altria Group, Inc.	21,000	1,535,940
British American Tobacco PLC	10,484	393,115

		1,929,055

		15,395,840

Materials – 3.9%
Chemicals – 1.9%
Air Products & Chemicals, Inc.	11,600	1,059,428
Ashland, Inc.	4,100	181,097
BASF SE	5,500	699,816
Bayer AG	9,822	756,341
Dow Chemical Co.	16,800	633,192
E.I. Du Pont de Nemours & Co.	13,800	640,596
Lubrizol Corp.	4,000	233,200
Mitsubishi Chemical Holdings Corp.	33,500	226,592
Mitsui Chemicals, Inc.	33,000	233,991
Monsanto Co.	18,900	2,186,352

		6,850,605

Construction Materials – 0.0%
Buzzi Unicem SpA	4,100	100,589

Containers & Packaging – 0.3%
Ball Corp.	6,500	286,650
Owens-Illinois, Inc.(c)	8,400	474,180
Smurfit-Stone Container Corp.(c)	13,200	104,940

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Sonoco Products Co.	6,600	$185,922

		1,051,692

Metals & Mining – 1.6%
Alcoa, Inc.	18,800	698,232
Anglo American PLC	4,696	298,071
Antofagasta PLC	12,400	197,635
ArcelorMittal (Euronext Amsterdam)	4,500	345,683
ArcelorMittal (Euronext Paris)	1,837	139,480
BHP Billiton PLC	11,137	356,274
Cia Vale do Rio Doce (ADR)	12,600	438,984
Cia Vale do Rio Doce (Sponsored) (ADR)	9,800	287,336
JFE Holdings, Inc.	10,500	467,857
POSCO	500	275,011
Rio Tinto PLC	9,860	1,109,323
Xstrata PLC	15,197	1,185,523

		5,799,409

Paper & Forest Products – 0.1%
Stora Enso Oyj-Class R	8,300	103,648
Svenska Cellulosa AB-Class B	8,900	146,091

		249,739

		14,052,034

Consumer Discretionary – 2.8%
Auto Components – 0.4%
Autoliv, Inc.	4,900	244,510
BorgWarner, Inc.	6,600	284,526
Compagnie Generale des Etablissements Michelin-Class B	2,100	206,830
Denso Corp.	6,900	257,587
Hyundai Mobis	3,100	237,953
Lear Corp.(c)	4,800	132,384
TRW Automotive Holdings Corp.(c)	2,900	64,032
WABCO Holdings, Inc.	1,433	59,871

		1,487,693

Automobiles – 0.5%
General Motors Corp.	17,500	407,400
Nissan Motor Co. Ltd.	53,200	478,426
Porsche Automobil Holding SE	253	433,637
Renault SA	6,500	694,502

		2,013,965

Hotels, Restaurants & Leisure – 0.2%
McDonald’s Corp.	3,400	183,974
Yum! Brands, Inc.	12,700	437,515

		621,489

Household Durables – 0.2%
Centex Corp.	5,400	119,826

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

KB Home	5,800	$138,794
Sharp Corp.	16,000	291,161
Taylor Wimpey PLC	44,240	149,701

		699,482

Leisure Equipment & Products – 0.0%
Brunswick Corp.	10,400	169,416

Media – 0.7%
CBS Corp.-Class B	15,150	345,723
Gannett Co., Inc.	11,800	355,770
Idearc, Inc.	9,800	47,236
Lagardere SCA	3,500	274,987
SES (FDR)	2,680	66,240
Time Warner, Inc.	45,400	708,694
Viacom, Inc.-Class B(c)	8,700	345,825
The Walt Disney Co.	15,300	495,873

		2,640,348

Multiline Retail – 0.3%
Dillard’s, Inc.-Class A	5,000	73,950
Family Dollar Stores, Inc.	8,400	160,860
Kohl’s Corp.(c)	6,400	284,416
Macy’s, Inc.	13,500	333,180
Target Corp.	5,200	273,572

		1,125,978

Specialty Retail – 0.4%
AutoNation, Inc.(c)	8,200	119,474
Esprit Holdings Ltd.	18,700	233,362
Home Depot, Inc.	15,700	416,835
Lowe’s Cos, Inc.	10,900	261,273
Ltd. Brands, Inc.	4,900	74,725
Office Depot, Inc.(c)	19,300	219,441

		1,325,110

Textiles Apparel & Luxury Goods – 0.1%
Jones Apparel Group, Inc.	19,700	277,967

		10,361,448

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	62,500	2,176,875
China Netcom Group Corp. Ltd.	99,000	305,185
Nippon Telegraph & Telephone Corp.	50	218,036
Telefonica SA	30,909	894,401
Verizon Communications, Inc.	32,500	1,180,400

		4,774,897

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.6%
America Movil SAB de CV Series L (ADR)	8,400	$507,864
Sprint Nextel Corp.	47,900	340,569
Vodafone Group PLC	423,307	1,362,821

		2,211,254

		6,986,151

Utilities – 1.3%
Electric Utilities – 0.7%
American Electric Power Co., Inc.	10,000	409,200
CEZ	1,866	136,717
E.ON AG	4,374	822,062
Entergy Corp.	4,900	503,426
Pinnacle West Capital Corp.	6,700	238,185
The Tokyo Electric Power Co. Inc	13,800	354,550

		2,464,140

Independent Power Producers & Energy Traders – 0.2%
Constellation Energy Group, Inc.	4,600	406,410
Iberdrola Renovables(c)	21,349	132,885
International Power PLC	35,079	263,543

		802,838

Multi-Utilities – 0.4%
CMS Energy Corp.	3,000	43,170
Dominion Resources, Inc.	3,600	143,784
RWE AG	2,530	305,989
Suez SA	6,386	405,977
Veolia Environnement	4,762	423,692
Wisconsin Energy Corp.	6,000	261,720

		1,584,332

		4,851,310

Total Common Stocks (cost $153,850,386)		165,186,275

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio(e)	3,329,685	3,329,685

	Principal Amount (000)
Municipal Obligations – 0.6%
Connecticut – 0.4%
Connecticut St Dev Auth AMBAC 3.35%, 5/01/31(b)	$1,730	1,732,889

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Nevada – 0.1%
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(b)	$335	$334,320

Pennsylvania – 0.1%
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(b)	280	279,247

		2,346,456

Total Short-Term Investments (cost $5,674,685)		5,676,141

Total Investments – 98.9% (cost $349,376,365)		360,816,931
Other assets less liabilities –1.1%		3,848,136

Net Assets – 100.0%		$364,665,067

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$900	7/12/08	BMA	*	3.815%	$7,538
Merrill Lynch	970	2/12/12	BMA	*	3.548%	37,704

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	3	March 2008	$190,528	$169,471	$(21,057)

(a)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(b)	Variable rate coupon, rate shown as of February 29, 2008.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $194,234 or 0.1% of net assets.

(e)	Investment in affiliated money market mutual fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Balanced Wealth Strategy—Portfolio of Investments

As of February 29, 2008, the Portfolio held 52.4% of its total investments in Municipal Bonds. Of the total investments in municipal bonds, 62% is insured (25% of this amount represents the funds holding in pre-refunded bonds).

Glossary:

ACA – ACA Capital

ADR – American Depositary Receipt

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDA – Community Development Administration

CDD – Community Development District

CIFG – CIFG Assurance North America, Inc.

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrow to Maturity

FDR – Fiduciary Depositary Receipt

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GDR – Global Depositary Receipt

GO – General Obligation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – Municipal Bond Investors Assurance

PCR – Pollution Control Revenue Bond

SWFR – Solid Waste Facility Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

WEALTH PRESERVATION STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 68.1%
Alabama – 3.8%
Alabama Pub Sch & Coll Auth FGIC 5.00%, 12/01/21	$400	$403,144
Jefferson Cnty FGIC 5.00%, 2/01/38	1,000	1,064,500
Jefferson Cnty GO FGIC 5.00%, 1/01/10	1,000	1,032,470
Jefferson Cnty Swr Rev FGIC 5.125%, 2/01/42	1,260	1,345,000
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	1,000	1,064,500
Jefferson Cnty Swr Rev AL FGIC 5.25%, 2/01/24	1,000	1,074,640

		5,984,254

Arizona – 1.2%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 4.16%, 2/01/42(a)	235	228,018
Arizona Sch Fac Brd MBIA 5.25%, 9/01/15	1,500	1,622,775

		1,850,793

California – 0.3%
California St GO 5.00%, 6/01/10	225	234,167
Tax Exempt Muni Infra Series 04A 3.80%, 5/01/08	298	298,256

		532,423

Colorado – 2.3%
Adonea Metro Dist No 2 4.375%, 12/01/15	530	510,220
CO Convention Ctr Proj FSA Series A 5.00%, 9/01/10	2,000	2,092,780
Denver City & Cnty Arpt AMBAC Series 2000A 6.00%, 11/15/09	1,075	1,107,143

		3,710,143

Connecticut – 0.4%
Connecticut St FSA 5.375%, 10/01/10	530	562,955

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Florida – 5.4%
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	$1,000	$1,057,370
Florida Hurricane Catastrophe Fund 5.00%, 7/01/08	2,145	2,160,251
Florida St Dept of Environmental Protection FGIC 5.75%, 7/01/09	2,100	2,172,009
JEA Elec Sys Rev XLCA Series 2005C-3 6.00%, 10/01/35(b)	750	750,000
Palm Beach Cnty Sch Brd COP FGIC Series B 5.00%, 8/01/25(b)	1,200	1,221,348
South Miami Hlth Fac Auth 5.00%, 8/15/10	1,080	1,119,668

		8,480,646

Georgia – 1.3%
Fulton Dekalb Hosp Auth FSA 5.00%, 1/01/13	1,500	1,597,605
Main Street Natural Gas, Inc. Series 2006A 5.00%, 3/15/17	385	385,824

		1,983,429

Hawaii – 1.2%
Hawaii St GO AMBAC 5.00%, 7/01/13	1,800	1,912,014

Illinois – 2.8%
Chicago GO FGIC 6.00%, 1/01/28	2,100	2,263,233
Illinois St GO FSA 5.00%, 6/01/13	1,060	1,134,921
Illinois St GO MBIA 5.00%, 3/01/14	1,000	1,067,600

		4,465,754

Indiana – 2.1%
Indiana Fin Auth 5.00%, 2/01/12	1,165	1,236,543
Indiana Transp Fin Auth FSA 5.00%, 6/01/09	25	25,760
Indianapolis GO AMBAC 5.25%, 8/15/09	2,100	2,121,861

		3,384,164

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Kansas – 0.2%
Wyandotte Cnty-Kansas City Uni Govt Spl Oblg (Sales Tax) Series B 4.75%, 12/01/16	$290	$285,592

Louisiana – 1.3%
Louisiana St FSA 5.00%, 5/01/15	655	692,034
Morehouse Parish GO 5.25%, 11/15/13	265	268,098
New Orleans GO MBIA 5.00%, 12/01/10	560	579,801
5.25%, 12/01/20	450	461,758
New Orleans GO (Certificates Indebtedness) FSA Series 00 5.50%, 12/01/08	110	112,438

		2,114,129

Massachusetts – 4.8%
Boston GO 5.00%, 3/01/10	2,065	2,155,963
Comwlth of Massachusetts MBIA Series A 5.50%, 2/01/10	500	525,345
Massachusetts Dev Fin Agy (Semass Sys) MBIA Series A 5.50%, 1/01/11	1,000	1,041,220
Massachusetts St GO FGIC 5.00%, 1/01/09	1,190	1,212,551
Massachusetts St GO (Consolidated Loan) MBIA Series B 5.00%, 8/01/12	1,050	1,117,725
Massachusetts Wtr Res Auth Series 2000A 5.75%, 8/01/30	1,400	1,502,368

		7,555,172

Michigan – 3.2%
Detroit City Sch Dist (Sch Bldg & Site Impr) FGIC Series 2A 5.00%, 5/01/32	1,500	1,605,225
Detroit SWR Enterprise FGIC Series 1999A 5.95%, 7/01/24	1,000	1,064,490

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Detroit SWR Disp Rev FSA 3.768%, 7/01/32(a)	$410	$342,420
Michigan Muni Bond Auth 5.50%, 10/01/13	1,800	1,980,774

		4,992,909

Mississippi – 0.3%
Mississippi Dev Bank Spl Oblig FGIC Dept of Correction Series 2007 7.75%, 8/01/27(b)	500	500,000

Nebraska – 1.4%
Nebraska Pub Pwr Dist FGIC 5.00%, 1/01/09	2,220	2,256,785

Nevada – 1.6%
Clark Cnty MBIA 5.50%, 7/01/25	540	571,536
Nevada GO 5.00%, 2/01/12	1,800	1,905,804

		2,477,340

New Jersey – 5.7%
New Jersey EDA FSA 5.00%, 5/01/18	1,000	1,028,380
New Jersey EDA (Cigarette Tax) FGIC Series 4 5.00%, 6/15/10-6/15/11	800	832,808
New Jersey EDA (Market Transition Fac Rev, Senior Lien) MBIA Series A 5.00%, 7/01/09	2,100	2,164,470
New Jersey St Transp Trust Fund Auth (Transp Sys) MBIA 5.25%, 12/15/08	625	636,187
Series A 5.25%, 12/15/12	1,100	1,182,951
Series C 5.50%, 6/15/21	575	627,923
New Jersey St Trpk Auth MBIA 5.50%, 1/01/30	1,850	1,938,726
New Jersey Transp Trust Fund Auth AMBAC 5.25%, 12/15/09	500	520,815

		8,932,260

New York – 4.9%
New York City GO Series 4B 5.00%, 8/01/10	175	182,728

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Series 4G 5.00%, 8/01/12	$685	$724,298
Series E 5.00%, 8/01/15	720	761,472
New York Conv Ctr Operating Corp. Zero Coupon, 6/01/08	1,600	1,590,128
New York St Hsg Fin Agy Series 2007B 4.05%, 11/01/10	1,130	1,132,486
New York St Thruway Auth Series 63A 5.00%, 3/15/09	585	599,742
New York St Thruway Auth, Hwy & Brdg Trust Fund FSA Series 5B 5.00%, 4/01/14	1,900	2,043,887
Tobacco Settlement Fin Auth 5.25%, 6/01/13	650	652,574

		7,687,315

North Carolina – 0.2%
North Carolina Muni Pwr Agy No 1 Catawba ACA-CBI 5.50%, 1/01/10	300	311,187

Ohio – 1.1%
Cleveland Muni Sch Dist FSA 5.25%, 12/01/19	585	614,110
Columbus City Sch Dist FGIC 5.00%, 12/01/28	1,000	1,071,180

		1,685,290

Oregon – 1.3%
Tri-Cnty Metro Transp Dist MBIA 5.00%, 5/01/12	1,890	2,004,685

Pennsylvania – 3.7%
Allegheny Cnty IDA 4.30%, 9/01/08	70	69,902
Bucks Cnty IDA Waste Mangement Inc. Proj 3.90%, 12/01/22(b)	560	553,913
Comwlth of Pennsylvania FGIC 5.75%, 10/01/15	2,665	2,818,184
Pennsylvania St GO MBIA 5.00%, 2/01/15	1,200	1,276,800
5.25%, 2/01/14	1,000	1,084,280

		5,803,079

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.3%
Puerto Rico Comwlth GO 5.25%, 7/01/12	$700	$731,829
Series C 5.00%, 7/01/18(b)	725	727,291
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(b)	520	543,400

		2,002,520

South Carolina – 2.4%
South Carolina Pub Svc Auth MBIA Series B 5.00%, 1/01/11	1,740	1,826,687
South Carolina Transp Infra Bank AMBAC 5.50%, 10/01/11	1,865	1,968,041

		3,794,728

Tennessee – 1.4%
Clarksville Natural Gas Acquisition Corp. 5.00%, 12/15/08	1,600	1,608,496
Tennessee Energy Acquisition Corp Series 2006C 5.00%, 2/01/17	580	573,411

		2,181,907

Texas – 9.2%
Austin GO FSA 5.00%, 11/15/10	2,000	2,109,080
Austin ISD 5.00%, 8/01/14	890	957,524
Austin GO FSA 5.00%, 11/15/13	2,050	2,203,033
City of San Antonio FGIC 5.50%, 5/15/16	1,540	1,648,816
Houston GO AMBAC 5.00%, 12/15/08	2,000	2,026,560
Houston ISD PSF-GTD Series 03 5.00%, 2/15/11	1,200	1,265,400
Plano TX ISD GO 5.00%, 2/15/11	1,850	1,950,825
Texas St Transp Commission 5.00%, 4/01/11	2,150	2,268,788

		14,430,026

Vermont – 1.1%
Vermont Edl & Health Bldgs MBIA Series 2006 10.00%, 9/01/36(b)	1,725	1,725,000

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Virginia – 1.2%
City of Hampton VA MBIA Series 2007 5.00%, 1/15/16	$1,000	$1,064,060
Virginia St Pub Bldg Auth 5.00%, 8/01/10	850	892,984

		1,957,044

Washington – 0.3%
King Cnty GO FSA 5.25%, 1/01/10	520	541,986

Wisconsin – 0.7%
Wisconsin St GO MBIA 5.00%, 5/01/13	1,000	1,067,720

Total Municipal Obligations (cost $106,675,790)		107,173,249

	Shares
COMMON STOCKS – 28.9%
Financials – 5.9%
Capital Markets – 1.3%
3i Group PLC	4,348	70,271
The Blackstone Group LP	8,100	133,650
Credit Suisse Group	2,300	113,082
Deutsche Bank AG	1,200	134,015
Franklin Resources, Inc.	4,325	408,150
The Goldman Sachs Group, Inc.	1,275	216,278
ICAP PLC	5,660	70,475
Julius Baer Holding AG	1,522	112,364
Lehman Brothers Holdings, Inc.	3,500	178,465
Macquarie Group Ltd.	1,395	69,667
Man Group PLC	19,302	210,579
Merrill Lynch & Co., Inc.	2,400	118,944
Morgan Stanley	4,100	172,692

		2,008,632

Commercial Banks – 1.2%
Banco Santander Central Hispano SA	2,534	45,281
Bank Hapoalim BM	15,100	64,518
Barclays PLC	9,900	92,786
BNP Paribas SA	1,650	147,510
China Construction Bank Corp.-Class H	56,000	42,429
Comerica, Inc.	1,850	67,044
Credit Agricole SA	3,940	106,872
HBOS PLC	15,730	186,919
Keycorp	1,000	22,050
Kookmin Bank	900	55,467

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi UFJ Financial Group, Inc.	15,000	$132,200
National Bank of Greece SA	550	29,801
Royal Bank of Scotland Group PLC (London Virt-X)	18,240	137,904
Societe Generale(c)	210	23,076
Societe Generale	840	89,879
Standard Chartered PLC	4,058	133,695
Sumitomo Mitsui Financial Group, Inc.	20	144,459
SunTrust Banks, Inc.	900	52,317
U.S. Bancorp	1,900	60,838
Wachovia Corp.	2,500	76,550
Wells Fargo & Co.	5,000	146,150

		1,857,745

Consumer Finance – 0.1%
Discover Financial Services	7,000	105,630
ORIX Corp.	700	104,656

		210,286

Diversified Financial Services – 1.7%
Bank of America Corp.	12,800	508,672
CIT Group, Inc.	2,500	55,550
Citigroup, Inc.	15,300	362,763
CME Group, Inc.-Class A	1,195	613,394
Deutsche Boerse AG	1,354	214,616
Fortis	1,800	27
Fortis (Euronext Brussels)	6,300	139,182
ING Groep NV	5,700	189,421
JPMorgan Chase & Co.	10,600	430,890
NYSE Euronext	1,725	113,281

		2,627,796

Insurance – 1.5%
ACE Ltd.	2,100	118,104
Allianz SE	800	138,504
Allstate Corp.	3,300	157,509
American International Group, Inc.	7,000	328,020
Assicurazioni Generali SpA	1,244	53,469
Aviva PLC	8,572	103,323
Chubb Corp.	2,500	127,250
Everest Re Group Ltd.	425	41,174
Fidelity National Financial, Inc.-Class A	1,800	31,698
Fondiaria-Sai SpA (ordinary shares)	900	39,942
Genworth Financial, Inc.-Class A	5,000	115,900
Hartford Financial Services Group, Inc.	1,700	118,830
Marsh & McLennan Cos, Inc.	1,400	35,658
MetLife, Inc.	2,600	151,476
Muenchener Rueckversicherungs AG	700	123,366
Old Republic International Corp.	4,100	56,252

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

PartnerRe Ltd.	1,000	$76,890
The Progressive Corp.	1,900	34,827
QBE Insurance Group Ltd.	5,324	110,120
Safeco Corp.	1,800	83,268
Torchmark Corp.	1,700	102,442
The Travelers Cos, Inc.	3,536	164,106
Unum Group	5,000	114,550

		2,426,678

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp.	2,200	55,396
Federal National Mortgage Association	4,075	112,674
Washington Mutual, Inc.	3,000	44,400

		212,470

		9,343,607

Information Technology – 4.2%
Communications Equipment – 1.2%
Cisco Systems, Inc.(c)	27,500	670,175
Nokia OYJ	7,850	282,031
Nokia OYJ (Sponsored) (ADR)	9,800	352,898
Research In Motion Ltd.(c)	5,500	570,900

		1,876,004

Computers & Peripherals – 1.2%
Apple, Inc.(c)	6,575	822,006
Asustek Computer, Inc.	13,000	35,890
Compal Electronics, Inc. (GDR)(d)	11,463	51,010
EMC Corp.(c)	1,100	17,094
Fujitsu Ltd.	14,000	99,612
Hewlett-Packard Co.	14,000	668,780
International Business Machines Corp.	400	45,544
Lexmark International, Inc.-Class A(c)	1,800	59,454
Toshiba Corp.	12,000	90,009

		1,889,399

Electronic Equipment & Instruments – 0.3%
Arrow Electronics, Inc.(c)	2,600	84,786
AU Optronics Corp.	36,474	69,570
Avnet, Inc.(c)	2,800	94,388
Ingram Micro, Inc.-Class A(c)	2,700	41,229
Nidec Corp.	700	46,386
Sanmina-SCI Corp.(c)	13,900	22,935
Tech Data Corp.(c)	1,100	36,685
Tyco Electronics Ltd.	625	20,562
Vishay Intertechnology, Inc.(c)	3,400	31,042

		447,583

Internet Software & Services – 0.6%
Google, Inc.-Class A(c)	2,100	989,478

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.0%
Electronic Data Systems Corp.	3,000	$51,960

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	2,500	35,418

Semiconductors & Semiconductor Equipment – 0.6%
Broadcom Corp.-Class A(c)	10,450	197,610
Hynix Semiconductor, Inc.(c)	2,100	54,002
MEMC Electronic Materials, Inc.(c)	2,400	183,072
Nvidia Corp.(c)	12,300	263,097
Samsung Electronics Co. Ltd.	130	76,202
Texas Instruments, Inc.	1,900	56,924
United Microelectronics Corp.	137,471	81,598

		912,505

Software – 0.3%
Adobe Systems, Inc.(c)	6,550	220,408
Microsoft Corp.	5,800	157,876
Nintendo Co. Ltd.	200	99,579

		477,863

		6,680,210

Health Care – 3.4%
Biotechnology – 0.8%
Celgene Corp.(c)	6,250	352,313
CSL Ltd./Australia	1,528	51,248
Genentech, Inc.(c)	4,200	318,150
Gilead Sciences, Inc.(c)	12,500	591,500

		1,313,211

Health Care Equipment & Supplies – 0.5%
Alcon, Inc.	3,600	521,028
Covidien Ltd.	625	26,744
Essilor International SA	1,786	106,049
Hologic, Inc.(c)	3,200	192,992

		846,813

Health Care Providers & Services – 0.6%
AmerisourceBergen Corp.-Class A	1,500	62,580
Cardinal Health, Inc.	1,500	88,710
Medco Health Solutions, Inc.(c)	8,700	385,497
WellPoint, Inc.(c)	4,600	322,368

		859,155

Pharmaceuticals – 1.5%
Abbott Laboratories	10,700	572,985
AstraZeneca PLC	800	29,902
Eli Lilly & Co.	2,100	105,042
GlaxoSmithKline PLC	4,700	102,594

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Johnson & Johnson	2,600	$161,096
Merck & Co., Inc.	3,300	146,190
Pfizer, Inc.	21,300	474,564
Roche Holding AG	355	69,618
Sanofi-Aventis SA	1,374	101,556
Schering-Plough Corp.	1,700	36,890
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	8,625	423,229
Wyeth	2,600	113,412

		2,337,078

		5,356,257

Energy – 3.4%
Energy Equipment & Services – 0.7%
Baker Hughes, Inc.	3,650	245,609
Cameron International Corp.(c)	3,200	135,936
ENSCO International, Inc.	400	23,936
Schlumberger Ltd.	6,400	553,280
Technip SA	841	68,657

		1,027,418

Oil, Gas & Consumable Fuels – 2.7%
Anadarko Petroleum Corp.	2,500	159,350
Chevron Corp.	6,400	554,624
China Petroleum & Chemical Corp.-Class H	58,000	63,173
China Shenhua Energy Co. Ltd.-Class H	19,500	99,325
ConocoPhillips	5,100	421,821
ENI SpA	4,300	148,484
EOG Resources, Inc.	3,400	404,566
Exxon Mobil Corp.	10,900	948,409
Gazprom OAO (Sponsored) (ADR)	1,982	100,686
LUKOIL (ADR)	850	63,240
Marathon Oil Corp.	3,100	164,796
Occidental Petroleum Corp.	900	69,633
Petro-Canada	2,100	100,514
Petroleo Brasileiro SA (ADR)	1,200	140,808
Royal Dutch Shell PLC (Euronext Amsterdam) -Class A	4,262	152,394
Royal Dutch Shell PLC (Euronext Amsterdam)	5,743	205,367
StatoilHydro ASA	4,850	147,786
Total SA	3,228	243,081
Valero Energy Corp.	1,700	98,209

		4,286,266

		5,313,684

Industrials – 2.9%
Aerospace & Defense – 0.6%
BAE Systems PLC	23,083	219,726
Honeywell International, Inc.	7,850	451,689
Lockheed Martin Corp.	375	38,700

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Northrop Grumman Corp.	1,900	$149,359
Spirit Aerosystems Holdings, Inc.-Class A(c)	4,500	121,590

		981,064

Airlines – 0.1%
Deutsche Lufthansa AG	3,400	79,577

Commercial Services & Supplies – 0.1%
Allied Waste Industries, Inc.(c)	6,800	70,312
The Capita Group PLC	2,557	33,137

		103,449

Construction & Engineering – 0.2%
Fluor Corp.	2,150	299,387

Electrical Equipment – 0.3%
ABB Ltd.	7,795	194,207
ABB Ltd. (Sponsored) (ADR)	5,600	140,224
Emerson Electric Co.	3,075	156,702

		491,133

Industrial Conglomerates – 0.8%
3M Co.	600	47,040
General Electric Co.	18,700	619,718
Siemens AG	1,416	182,324
Textron, Inc.	4,300	232,931
Tyco International Ltd.	3,000	120,180

		1,202,193

Machinery – 0.5%
Caterpillar, Inc.	1,100	79,563
Deere & Co.	4,500	383,445
Illinois Tool Works, Inc.	700	34,349
NGK Insulators Ltd.	3,000	68,124
SPX Corp.	1,600	163,680
Terex Corp.(c)	1,000	67,450

		796,611

Marine – 0.1%
Mitsui OSK Lines Ltd.	5,000	64,940
Nippon Yusen KK	8,000	73,923

		138,863

Road & Rail – 0.0%
Avis Budget Group, Inc.(c)	1,800	20,574

Trading Companies & Distributors – 0.2%
Mitsubishi Corp.	2,500	76,276
Mitsui & Co. Ltd.	14,000	304,464

		380,740

		4,493,591

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.7%
Chemicals – 1.2%
Air Products & Chemicals, Inc.	3,125	$285,406
Ashland, Inc.	1,100	48,587
BASF SE	1,800	229,031
Bayer AG	2,713	208,914
Dow Chemical Co.	4,600	173,374
E.I. Du Pont de Nemours & Co.	3,900	181,038
Lubrizol Corp.	1,400	81,620
Mitsubishi Chemical Holdings Corp.	16,500	111,605
Monsanto Co.	5,200	601,536

		1,921,111

Construction Materials – 0.0%
Buzzi Unicem SpA	1,100	26,987

Containers & Packaging – 0.2%
Ball Corp.	1,800	79,380
Owens-Illinois, Inc.(c)	2,000	112,900
Smurfit-Stone Container Corp.(c)	5,100	40,545
Sonoco Products Co.	2,000	56,340

		289,165

Metals & Mining – 1.2%
Alcoa, Inc.	5,000	185,700
Anglo American PLC	1,337	84,864
Antofagasta PLC	3,100	49,409
ArcelorMittal (Euronext Paris)	1,805	137,051
BHP Billiton PLC	3,033	97,026
Cia Vale do Rio Doce (ADR)	3,500	121,940
Cia Vale do Rio Doce (Sponsored) (ADR)	2,500	73,300
Cleveland-Cliffs, Inc.	800	95,568
JFE Holdings, Inc.	3,500	155,952
Kazakhmys PLC	2,300	70,059
Nippon Steel Corp.	13,000	68,396
POSCO	100	55,002
Rio Tinto PLC	2,571	289,257
Xstrata PLC	4,170	325,303

		1,808,827

Paper & Forest Products – 0.1%
Stora Enso Oyj-Class R	4,100	51,200
Svenska Cellulosa AB-Class B	3,900	64,017

		115,217

		4,161,307

Consumer Staples – 2.6%
Beverages – 0.3%
The Coca-Cola Co.	2,700	157,842
PepsiCo, Inc.	3,850	267,806

		425,648

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.6%
Costco Wholesale Corp.	3,165	$195,977
Koninklijke Ahold NV	8,480	111,439
The Kroger Co.	5,500	133,375
Safeway, Inc.	4,900	140,826
Supervalu, Inc.	3,200	84,000
Tesco PLC	8,852	69,952
Wal-Mart Stores, Inc.	3,000	148,770

		884,339

Food Products – 0.8%
Associated British Foods PLC	4,800	80,429
Del Monte Foods Co.	3,500	31,430
General Mills, Inc.	2,100	117,579
Kellogg Co.	1,700	86,224
Kraft Foods, Inc.-Class A	1,100	34,287
Nestle SA	591	282,077
Sara Lee Corp.	6,800	85,884
Tyson Foods, Inc.-Class A	4,100	59,081
Unilever PLC	4,221	132,988
WM Wrigley Jr Co.	6,250	374,125

		1,284,104

Household Products – 0.6%
Colgate-Palmolive Co.	3,250	247,292
Procter & Gamble Co.	8,200	542,676
Reckitt Benckiser PLC	2,755	148,608

		938,576

Personal Products – 0.0%
L’Oreal SA	740	87,817

Tobacco – 0.3%
Altria Group, Inc.	5,900	431,526
British American Tobacco PLC	2,889	108,328

		539,854

		4,160,338

Consumer Discretionary – 1.7%
Auto Components – 0.3%
Autoliv, Inc.	1,900	94,810
BorgWarner, Inc.	3,000	129,330
Denso Corp.	1,900	70,930
Hyundai Mobis	920	70,618
Lear Corp.(c)	1,300	35,854
TRW Automotive Holdings Corp.(c)	800	17,664

		419,206

Automobiles – 0.4%
General Motors Corp.	4,600	107,088
Nissan Motor Co. Ltd.	18,600	167,269

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Porsche Automobil Holding SE	68	$116,551
Renault SA	1,600	170,955

		561,863

Hotels, Restaurants & Leisure – 0.1%
McDonald’s Corp.	900	48,699
Yum! Brands, Inc.	3,200	110,240

		158,939

Household Durables – 0.2%
Black & Decker Corp.	1,200	82,524
Centex Corp.	1,500	33,285
KB Home	1,500	35,895
Newell Rubbermaid, Inc.	600	13,620
Sharp Corp.	5,000	90,988
Taylor Wimpey PLC	8,070	27,307

		283,619

Leisure Equipment & Products – 0.0%
Brunswick Corp.	2,700	43,983

Media – 0.4%
CBS Corp.-Class B	4,900	111,818
Gannett Co., Inc.	3,100	93,465
Idearc, Inc.	2,700	13,014
Lagardere SCA	900	70,711
SES (FDR)	651	16,090
Time Warner, Inc.	7,100	110,831
Viacom, Inc.-Class B(c)	1,900	75,525
The Walt Disney Co.	5,100	165,291

		656,745

Multiline Retail – 0.1%
Kohl’s Corp.(c)	1,800	79,992
Macy’s, Inc.	3,600	88,848
Target Corp.	1,450	76,285

		245,125

Specialty Retail – 0.2%
Esprit Holdings Ltd.	5,000	62,396
The Gap, Inc.	1,300	26,221
Home Depot, Inc.	4,300	114,165
Lowe’s Cos, Inc.	2,500	59,925
Office Depot, Inc.(c)	2,900	32,973

		295,680

Textiles Apparel & Luxury Goods – 0.0%
Jones Apparel Group, Inc.	5,400	76,194

		2,741,354

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	17,700	$616,491
China Netcom Group Corp. Ltd.	27,000	83,232
Nippon Telegraph & Telephone Corp.	11	47,968
Telefonica SA	8,369	242,171
Verizon Communications, Inc.	9,400	341,408

		1,331,270

Wireless Telecommunication Services – 0.4%
America Movil SAB de CV Series L (ADR)	2,300	139,058
Sprint Nextel Corp.	16,600	118,026
Vodafone Group PLC	119,280	384,017

		641,101

		1,972,371

Utilities – 0.8%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	2,800	114,576
CEZ	496	36,340
E.ON AG	1,209	227,223
Entergy Corp.	1,600	164,384
The Tokyo Electric Power Co. Inc	4,300	110,476

		652,999

Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc.	1,100	97,185
Iberdrola Renovables(c)	5,858	36,463
International Power PLC	9,170	68,892

		202,540

Multi-Utilities – 0.3%
Dominion Resources, Inc.	1,350	53,919
RWE AG	690	83,452
Suez SA	1,782	113,287
Veolia Environnement	1,245	110,772
Wisconsin Energy Corp.	2,200	95,964

		457,394

		1,312,933

Total Common Stocks (cost $41,624,381)		45,535,652

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.5%
Municipal Obligations – 2.3%
Colorado – 0.4%
Colorado Educational & Cultural Fac Auth. 2.80%, 9/01/33(e)	$ 560	$560,000

Connecticut – 0.8%
Connecticut St Dev Auth AMBAC 3.35%, 5/01/31(b)	1,300	1,302,171

Florida – 0.6%
Broward Cnty Ed Fac Auth 3.70%, 4/01/24(e)	500	500,000
Jacksonville Hlth Fac Auth Hosp Rev Series 00C 3.50%, 8/15/33(e)	500	500,000

		1,000,000

Georgia – 0.3%
Macon-Bibb Cnty Hosp Auth 3.70%, 5/01/30(e)	500	500,000

Nevada – 0.1%
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(b)	170	169,655

Pennsylvania – 0.1%
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(b)	160	159,570

		3,691,396

	Shares
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio(f)	1,845,460	1,845,460

Total Short-Term Investments (cost $5,535,460)		5,536,856

Total Investments – 100.5% (cost $153,835,685)		158,245,757
Other assets less liabilities – (0.5)%		(775,592)

Net Assets—100.0%		$157,470,165

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Wealth Preservation Strategy—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$600	7/12/08	BMA	*	3.815%	$5,025

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	2	March 2008	$133,810	$112,981	$(20,829)

(a)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(b)	Variable rate coupon, rate shown as of February 29, 2008.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $51,010 or 0.0% of net assets.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)	Investment in affiliated money market mutual fund.

As of February 29, 2008, the Portfolio held 67.2% of its total investments in Municipal Bonds. Of the total investments in municipal bonds, 71% is insured (28% of this amount represents the funds holding in pre-refunded bonds).

Glossary:

ACA	– ACA Capital
ADR	– American Depositary Receipt
AMBAC	– American Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
EDA	– Economic Development Agency
FDR	– Fiduciary Depositary Receipt
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
MBIA	– Municipal Bond Investors Assurance
PCR	– Pollution Control Revenue Bond
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 29, 2008 (unaudited)

	Wealth Appreciation Strategy		Balanced Wealth Strategy	Wealth Preservation Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $529,595,207, $346,046,680 and $151,990,225, respectively)	$528,325,948		$357,487,246	$156,400,297
Affiliated issuers (cost $10,897,169, $3,329,685 and $1,845,460, respectively)	10,897,169		3,329,685	1,845,460
Foreign cash, at value (cost $1,006,109, $421,332 and $113,212, respectively)(a)	1,011,287		426,094	115,036
Receivable for shares of beneficial interest sold	3,056,490		2,756,226	697,247
Receivable of investment securities sold and foreign currency transactions	2,464,982		782,493	230,315
Dividends and interest receivable	970,515		2,660,937	1,292,463
Unrealized appreciation of swap contracts	–0	–	45,242	5,025

Total assets	546,726,391		367,487,923	160,585,843

Liabilities
Payable for investment securities purchased and foreign currency transactions	3,775,171		1,581,179	1,475,482
Payable for shares of beneficial interest redeemed	873,523		747,575	1,366,657
Advisory fee payable	298,124		171,492	56,973
Distribution fee payable	113,340		171,773	77,616
Transfer Agent fee payable	19,954		2,239	6,122
Payable for variation margin on futures contracts	16,183		3,240	2,145
Accrued expenses	166,373		145,358	130,683

Total liabilities	5,262,668		2,822,856	3,115,678

Net Assets	$541,463,723		$364,665,067	$157,470,165

Composition of Net Assets
Shares of beneficial interest, at par	$388		$297	$140
Additional paid-in capital	542,057,448		354,800,812	151,816,853
Undistributed net investment income	158,613		819,481	528,446
Accumulated net realized gain (loss) on investment and foreign currency transactions	606,382		(2,427,325)	726,932
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(1,359,108)		11,471,802	4,397,794

Net Assets	$541,463,723		$364,665,067	$157,470,165

(Statement of Assets & Liabilities continued on next page)

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value
Class A	$133,907,541	9,598,619	$13.95	*

Class B	$26,403,031	1,926,939	$13.70

Class C	$65,273,179	4,760,177	$13.71

Advisor Class	$315,879,972	22,510,395	$14.03

Balanced Wealth Strategy
Class A	$220,899,185	17,994,219	$12.28	*

Class B	$51,436,690	4,187,682	$12.28

Class C	$81,545,027	6,623,370	$12.31

Advisor Class	$10,784,165	877,504	$12.29

Wealth Preservation Strategy
Class A	$84,467,355	7,563,221	$11.17	*

Class B	$28,347,454	2,479,604	$11.43

Class C	$36,448,976	3,184,511	$11.45

Advisor Class	$8,206,380	733,376	$11.19

*	The maximum offering price per share for Class A shares of Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy were $14.57, $12.83, and $11.67, respectively, which reflects a sales charge of 4.25%.

(a)	Amounts equivalent to U.S. $90,026, $16,396 and $10,931, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at February 29, 2008.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2008 (unaudited)

Wealth Appreciation Strategy	Balanced Wealth Strategy	Wealth Preservation Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $73,510, $28,636 and $7,250, respectively)	$4,991,290	$1,695,215	$430,279
Affiliated issuers	323,897	77,343	40,589
Interest	1,095	3,839,516	2,136,800

Total income	5,316,282	5,612,074	2,607,668

Expenses
Advisory fee (see Note B)	1,807,050	1,050,912	448,134
Distribution fee—Class A	222,270	343,669	132,027
Distribution fee—Class B	152,169	282,455	156,029
Distribution fee—Class C	360,272	430,142	180,128
Transfer agency—Class A	29,643	81,859	31,430
Transfer agency—Class B	9,019	26,852	14,928
Transfer agency—Class C	16,367	33,077	13,834
Transfer agency—Advisor Class	61,443	3,758	2,761
Custodian	177,249	139,598	117,151
Registration fees	41,742	40,551	37,042
Audit	28,152	28,673	27,665
Legal	25,864	24,810	25,206
Printing	25,062	34,061	23,761
Trustees’ fees	22,486	26,773	26,333
Miscellaneous	13,373	18,818	11,018

Total expenses	2,992,161	2,566,008	1,247,447
Less: expenses waived and reimbursed by the Adviser (see Note B)	–0	–	–0	–	(42,800)
Less: expense offset arrangement (see Note B)	(6,557)	(7,570)	(3,154)

Net expenses	2,985,604	2,558,438	1,201,493

Net investment income	2,330,678	3,053,636	1,406,175

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	6,708,278	4,856,539	1,810,458
Futures contracts	(20,119)	(9,693)	(48)
Swap contracts	–0	–	59,103	36,405
Foreign currency transactions	89,139	42,348	5,206
Net change in unrealized appreciation/depreciation of:
Investments	(63,768,906)	(22,226,978)	(5,652,069)
Futures contracts	(109,163)	(17,433)	(21,987)
Swap contracts	–0	–	(5,164)	(23,332)
Foreign currency denominated assets and liabilities	16,219	10,071	6,763

Net loss on investment and foreign currency transactions	(57,084,552)	(17,291,207)	(3,838,604)

Contribution from Adviser (see Note B)	1,295	–0	–	–0	–

Net Decrease in Net Assets from Operations	$(54,752,579)	$(14,237,571)	$(2,432,429)

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,330,678	$3,673,530
Net realized gain on investment and foreign currency transactions	6,777,298	9,271,094
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(63,861,850)	35,111,947
Contribution from Adviser (see Note B)	1,295	742

Net increase (decrease) in net assets from operations	(54,752,579)	48,057,313
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,298,709)	(584,666)
Class B	(60,581)	–0	–
Class C	(145,228)	–0	–
Advisor Class	(3,455,087)	(1,090,858)
Net realized gain on investment transactions
Class A	(3,858,483)	(346,184)
Class B	(801,228)	(90,032)
Class C	(1,920,754)	(174,184)
Advisor Class	(7,783,437)	(434,413)
Transactions in Shares of Beneficial Interest
Net increase	94,266,182	193,585,685

Total increase	20,190,096	238,922,661
Net Assets
Beginning of period	521,273,627	282,350,966

End of period (including undistributed net investment income of $158,613 and $2,787,540, respectively)	$541,463,723	$521,273,627

See notes to financial statements.

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

Balanced Wealth Strategy
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,053,636	$5,347,641
Net realized gain on investment and foreign currency transactions	4,948,297	12,064,443
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,239,504)	9,114,352
Contribution from Adviser (see Note B)	–0	–	76,789

Net increase (decrease) in net assets from operations	(14,237,571)	26,603,225
Dividends to Shareholders from
Net investment income
Class A	(2,231,817)	(3,728,759)
Class B	(337,044)	(643,794)
Class C	(509,361)	(763,232)
Advisor Class	(119,776)	(206,250)
Transactions in Shares of Beneficial Interest
Net increase	7,023,772	23,521,599

Total increase (decrease)	(10,411,797)	44,782,789
Net Assets
Beginning of period	375,076,864	330,294,075

End of period (including undistributed net investment income of $819,481 and $963,843, respectively)	$364,665,067	$375,076,864

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Statement of Changes in Net Assets

Wealth Preservation Strategy
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,406,175	$2,638,889
Net realized gain on investment and foreign currency transactions	1,852,021	5,024,140
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,690,625)	1,427,095
Contribution from Adviser (see Note B)	–0	–	26,602

Net increase (decrease) in net assets from operations	(2,432,429)	9,116,726
Dividends and Distributions to Shareholders from
Net investment income
Class A	(845,232)	(1,681,347)
Class B	(181,889)	(423,448)
Class C	(203,593)	(381,763)
Advisor Class	(85,560)	(156,231)
Net realized gain on investment transactions
Class A	(2,914,549)	(1,109,477)
Class B	(1,005,153)	(453,869)
Class C	(1,180,736)	(392,078)
Advisor Class	(250,127)	(92,409)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	7,022,044	(6,152,821)

Total decrease	(2,077,224)	(1,726,717)
Net Assets
Beginning of period	159,547,389	161,274,106

End of period (including undistributed net investment income of $528,446 and $438,545, respectively)	$157,470,165	$159,547,389

See notes to financial statements.

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2008 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Strategies’ Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

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rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Wealth Preservation	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%
Wealth Preservation	1.20%	1.90%	1.90%	.90%

For the six months ended February 29, 2008, such reimbursement amounted to $0, $0 and $42,800, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

During the six months ended February 29, 2008, the Adviser reimbursed the funds $1,295, $0 and $0, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for trading losses incurred due to trade entry errors. During the year ended August 31, 2007, the Adviser reimbursed the funds $742, $76,789 and $26,602, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for trading losses incurred due to trade entry errors.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus

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account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $67,042, $90,245 and $37,407 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 29, 2008.

For the six months ended February 29, 2008, the Strategies’ expenses were reduced by $6,557, $7,570 and $3,154 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. For the six months ended February 29, 2008, the Strategies had purchases and sales of Government STIF Portfolio as follows:

	Government STIF Portfolio
Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$73,589,549	$77,468,003
Balanced Wealth	42,312,548	42,642,119
Wealth Preservation	34,779,260	34,638,929

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 29, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$25,398	$562	$21,398	$4,200
Balanced Wealth	34,797	5,412	30,475	5,136
Wealth Preservation	14,573	402	20,637	5,838

Brokerage commissions paid on investment transactions for the six months ended February 29, 2008 amounted to $213,101, $71,273 and $18,891 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, of which $0 and $0; $0 and $0; and $0 and $0 were

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Notes to Financial Statements

paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to 0.50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to 0.30% of the Strategies’ average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities and Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2008, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$220,100,993	$139,630,615
Balanced Wealth	94,695,912	86,235,195
Wealth Preservation	45,922,053	42,143,266

There were no investment transactions in U.S. government securities during the six months ended February 29, 2008.

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Tax-Managed Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$48,160,315	$(49,429,574)	$(1,269,259)
Balanced Wealth	26,351,114	(14,910,548)	11,440,566
Wealth Preservation	8,119,249	(3,709,177)	4,410,072

1. Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Strategy.

The Strategies custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategy having a value at least equal to the aggregate amount of the Strategies commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Strategy bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the

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Notes to Financial Statements

Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

3. Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

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NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class A
Shares sold	1,268,762	2,974,845	$19,954,376	$46,152,953

Shares issued in reinvestment of dividends and distributions	304,699	54,854	4,631,430	833,240

Shares converted from Class B	52,418	77,520	825,717	1,214,193

Shares redeemed	(1,078,911)	(1,386,319)	(16,533,806)	(21,391,623)

Net increase	546,968	1,720,900	$8,877,717	$26,808,763

Class B
Shares sold	97,100	346,238	$1,491,944	$5,217,446

Shares issued in reinvestment of dividends and distributions	52,129	5,407	779,330	80,842

Shares converted to Class A	(53,470)	(78,972)	(825,717)	(1,214,193)

Shares redeemed	(156,390)	(271,644)	(2,331,363)	(4,072,888)

Net increase (decrease)	(60,631)	1,029	$(885,806)	$11,207

Class C
Shares sold	461,561	1,582,094	$7,152,117	$23,919,398

Shares issued in reinvestment of dividends and distributions	103,015	8,203	1,541,109	122,711

Shares redeemed	(312,640)	(549,211)	(4,651,231)	(8,383,253)

Net increase	251,936	1,041,086	$4,041,995	$15,658,856

Advisor Class

Shares sold	6,709,661	11,949,951	$103,740,060	$185,909,349

Shares issued in reinvestment of dividends and distributions	716,597	97,175	10,949,592	1,482,885

Shares redeemed	(2,085,467)	(2,307,034)	(32,457,376)	(36,285,375)

Net increase	5,340,791	9,740,092	$82,232,276	$151,106,859

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Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class A
Shares sold	2,006,417	4,312,487	$25,755,848	$54,551,447

Shares issued in reinvestment of dividends	159,747	271,735	2,061,218	3,428,225

Shares converted from Class B	193,441	349,831	2,497,017	4,472,675

Shares redeemed	(1,793,046)	(3,910,998)	(22,971,869)	(49,422,204)

Net increase	566,559	1,023,055	$7,342,214	$13,030,143

Class B
Shares sold	203,011	620,366	$2,619,863	$7,845,975

Shares issued in reinvestment of dividends	23,538	46,186	304,340	583,979

Shares converted to Class A	(193,645)	(350,019)	(2,497,017)	(4,472,675)

Shares redeemed	(288,838)	(858,505)	(3,700,274)	(10,863,127)

Net decrease	(255,934)	(541,972)	$(3,273,088)	$(6,905,848)

Class C
Shares sold	705,749	2,265,042	$9,142,928	$28,810,314

Shares issued in reinvestment of dividends	29,112	44,975	377,181	570,980

Shares redeemed	(581,895)	(1,108,711)	(7,497,957)	(14,063,973)

Net increase	152,966	1,201,306	$2,022,152	$15,317,321

Advisor Class
Shares sold	189,643	405,906	$2,409,778	$5,120,127

Shares issued in reinvestment of dividends	7,150	13,126	92,296	165,706

Shares redeemed	(121,271)	(250,650)	(1,569,580)	(3,205,850)

Net increase	75,522	168,382	$932,494	$2,079,983

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	Wealth Preservation Strategy
	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class A
Shares sold	907,164	2,408,365	$10,670,140	$28,242,242

Shares issued in reinvestment of dividends and distributions	286,763	208,654	3,295,824	2,432,666

Shares converted from Class B	99,772	218,079	1,166,503	2,560,069

Shares redeemed	(981,880)	(3,203,234)	(11,494,072)	(37,498,697)

Net increase (decrease)	311,819	(368,136)	$3,638,395	$(4,263,720)

Class B
Shares sold	126,031	275,087	$1,498,397	$3,300,835

Shares issued in reinvestment of dividends and distributions	85,187	61,271	1,001,743	731,154

Shares converted to Class A	(97,452)	(213,214)	(1,166,503)	(2,560,069)

Shares redeemed	(304,021)	(677,129)	(3,626,154)	(8,116,669)

Net decrease	(190,255)	(553,985)	$(2,292,517)	$(6,644,749)

Class C
Shares sold	668,980	931,121	$8,035,689	$11,175,475

Shares issued in reinvestment of dividends and distributions	82,177	46,114	967,672	550,967

Shares redeemed	(369,437)	(719,097)	(4,441,973)	(8,624,503)

Net increase	381,720	258,138	$4,561,388	$3,101,939

Advisor Class
Shares sold	135,298	271,435	$1,557,636	$3,168,996

Shares issued in reinvestment of dividends and distributions	24,817	19,558	285,679	228,438

Shares redeemed	(62,075)	(149,205)	(728,537)	(1,743,725)

Net increase	98,040	141,788	$1,114,778	$1,653,709

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the

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Notes to Financial Statements

value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 29, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

	2007	2006
Wealth Appreciation Strategy
Distributions paid from:
Ordinary income	$1,675,524	$81,301
Long-term capital gains	1,044,813	1,478,228

Total taxable distributions	2,720,337	1,559,529

Total distributions paid	$2,720,337	$1,559,529

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	2007	2006
Balanced Wealth Strategy
Distributions paid from:
Ordinary income	$1,792,214	$1,111,732

Total taxable distributions	1,792,214	1,111,732
Tax exempt distributions	3,549,821	2,272,196

Total distributions paid	$5,342,035	$3,383,928

	2007	2006
Wealth Preservation Strategy
Distributions paid from:
Ordinary income	$535,527	$359,136
Long-term capital gains	2,047,833	0

Total taxable distributions	2,583,360	359,136
Tax exempt distributions	2,107,262	1,596,267

Total distributions paid	$4,690,622	$1,955,403

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income(a)	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation / (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Wealth Appreciation	$2,970,686	$8,610,139	$–0–	$61,902,443	$73,483,268
Balanced Wealth	1,069,000	–0–	(7,288,742)	33,526,089	27,306,347
Wealth Preservation	632,882	4,114,893	–0–	10,012,478	14,760,253

(a)	Includes tax exempt income of $0, $199,999 and $165,935, respectively.

(b)	During the fiscal year ended August 31, 2007, the Balanced Wealth Strategy had a net capital loss carryforward of $7,288,742, of which $5,845,529 expires in the year 2010 and $1,443,213 expires in the year 2011. The Balanced Wealth Strategy utilized $11,875,750 of prior year capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income (loss) accrual and mark-to-market on passive foreign investment companies and futures contracts.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to deferred compensation and accrual of swap income.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the

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Notes to Financial Statements

AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On February 29, 2008, the Strategies implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Strategies’ tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Strategies’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,					September 2, 2003(a) to August 31, 2004
			2007	2006		2005

Net asset value, beginning of period	$ 15.94		$ 14.00	$ 12.66		$ 10.77		$ 10.00

Income From Investment Operations
Net investment income(b)	.06		.14	.08		.04	(c)	.01	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.50)		1.93	1.42		1.86		.77
Contribution from Adviser	.00	(e)	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.44)		2.07	1.50		1.90		.78

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.08)	(.01)		(.01)		(.01)
Distributions from net realized gain on investment transactions	(.41)		(.05)	(.15)		– 0	–	– 0	–

Total dividends and distributions	(.55)		(.13)	(.16)		(.01)		(.01)

Net asset value, end of period	$ 13.95		$ 15.94	$ 14.00		$ 12.66		$ 10.77

Total Return
Total investment return based on net asset value(f)	(9.33)%		14.76%	11.87%		17.65%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$133,908		$144,257	$102,651		$55,691		$29,431
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11	%(g)	1.14%	1.36	%(h)	1.50%		1.55	%(g)
Expenses, before waivers/reimbursements	1.11	%(g)	1.14%	1.36	%(h)	1.63%		2.28	%(g)
Net investment income	.81	%(g)	.89%	.59	%(h)	.34	%(c)	.10	%(c)(d)(g)
Portfolio turnover rate	28%		48%	40%		51%		21%

See footnote summary on page 110.

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	September 2, 2003(a) to August 31, 2004
2007	2006	2005

Net asset value, beginning of period	$ 15.61	$ 13.75	$ 12.51	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.01	.02	(.02)	(.04	)(c)	(.06	)(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.48)	1.89	1.41	1.84	.77
Contribution from Adviser	.00	(e)	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.47)	1.91	1.39	1.80	.71

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.41)	(.05)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.05)	(.15)	– 0	–	– 0	–

Net asset value, end of period	$ 13.70	$ 15.61	$ 13.75	$ 12.51	$ 10.71

Total Return
Total investment return based on net asset value(f)	(9.65)%	13.87%	11.11%	16.81%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,403	$31,029	$27,310	$21,413	$14,481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83	%(g)	1.86%	2.09	%(h)	2.20%	2.25	%(g)
Expenses, before waivers/reimbursements	1.83	%(g)	1.86%	2.09	%(h)	2.33%	2.95	%(g)
Net investment income (loss)	.09	%(g)	.14%	(.16	)%(h)	(.37	)%(c)	(.57	)%(c)(d)(g)
Portfolio turnover rate	28%	48%	40%	51%	21%

See footnote summary on page 110.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	September 2, 2003(a) to August 31, 2004
2007	2006	2005

Net asset value, beginning of period	$ 15.62	$ 13.75	$ 12.52	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.01	.03	(.01)	(.04	)(c)	(.06	)(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.48)	1.89	1.39	1.85	.77
Contribution from Adviser	.00	(e)	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.47)	1.92	1.38	1.81	.71

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.41)	(.05)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.05)	(.15)	– 0	–	– 0	–

Net asset value, end of period	$ 13.71	$ 15.62	$ 13.75	$ 12.52	$ 10.71

Total Return
Total investment return based on net asset value(f)	(9.64)%	13.94%	11.02%	16.90%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,273	$70,425	$47,689	$25,751	$14,558
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81	%(g)	1.85%	2.06	%(h)	2.20%	2.25	%(g)
Expenses, before waivers/reimbursements	1.81	%(g)	1.85%	2.06	%(h)	2.33%	2.98	%(g)
Net investment income (loss)	.10	%(g)	.18%	(.09	)%(h)	(.36	)%(c)	(.59	)%(c)(d)(g)
Portfolio turnover rate	28%	48%	40%	51%	21%

See footnote summary on page 110.

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,					September 2, 2003(a) to August 31, 2004
			2007	2006		2005

Net asset value, beginning of period	$ 16.05		$ 14.09	$ 12.72		$ 10.80		$ 10.00

Income From Investment Operations
Net investment income(b)	.09		.20	.17		.08	(c)	.01	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.52)		1.92	1.38		1.87		.80
Contribution from Adviser	.00	(e)	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.43)		2.12	1.55		1.95		.81

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.11)	(.03)		(.03)		(.01)
Distributions from net realized gain on investment transactions	(.41)		(.05)	(.15)		– 0	–	– 0	–

Total dividends and distributions	(.59)		(.16)	(.18)		(.03)		(.01)

Net asset value, end of period	$ 14.03		$ 16.05	$ 14.09		$ 12.72		$ 10.80

Total Return
Total investment return based on net asset value(f)	(9.20	) %	15.09%	12.23%		18.02%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$315,880		$275,563	$104,701		$3,594		$1,771
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81	%(g)	.84%	1.01	%(h)	1.20%		1.36	%(g)
Expenses, before waivers/reimbursements	.81	%(g)	.84%	1.01	%(h)	1.34%		2.65	%(g)
Net investment income	1.10	%(g)	1.26%	1.26	%(h)	.64	%(c)	.13	%(c)(d)(g)
Portfolio turnover rate	28%		48%	40%		51%		21%

See footnote summary on page 110.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	May 1, 2003 to August 31, 2003(i)	Year Ended April 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 12.86	$ 12.09	$ 11.49	$ 10.61	$ 10.04	$ 9.41	$ 10.30

Income From Investment Operations
Net investment income(b)	.12	.22	.19	.15	(c)	.10	(c)(d)	.00	(e)	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	.77	.58	.87	.54	.63	(.82)
Contribution from Adviser	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.45)	.99	.77	1.02	.64	.63	(.77)

Less: Dividends
Dividends from net investment income	(.13)	(.22)	(.17)	(.14)	(.07)	– 0	–	(.12)

Net asset value, end of period	$ 12.28	$ 12.86	$ 12.09	$ 11.49	$ 10.61	$ 10.04	$ 9.41

Total Return
Total investment return based on net asset value(f)	(3.57)%	8.26%	6.72%	9.65%	6.36%	6.70%	(7.45)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,899	$224,147	$198,406	$144,983	$97,552	$46,013	$43,743
Ratio to average net assets of:
Expenses, net of fee waivers	1.08	%(g)	1.10%	1.18	%(h)	1.20%	1.31%	1.97	%(g)	1.82%
Expenses, before fee waivers	1.08	%(g)	1.10%	1.18	%(h)	1.29%	1.80%	1.97	%(g)	1.82%
Net investment income	1.86	%(g)	1.76%	1.60	%(h)	1.35	%(c)	.91	%(c)(d)	.10	%(g)	.57%
Portfolio turnover rate	23%	51%	57%	51%	129%	20%	78%

See footnote summary on page 110.

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	May 1, 2003 to August 31, 2003(i)	Year Ended April 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 12.87	$ 12.10	$ 11.50	$ 10.62	$ 10.08	$ 9.47	$ 10.34

Income From Investment Operations
Net investment income (loss)(b)	.07	.13	.10	(c)	.07	(c)	.02	(c)(d)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	.77	.58	.87	.53	.63	(.83)
Contribution from Adviser	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.51)	.90	.68	.94	.55	.61	(.84)

Less: Dividends
Dividends from net investment income	(.08)	(.13)	(.08)	(.06)	(.01)	– 0	–	(.03)

Net asset value, end of period	$ 12.28	$ 12.87	$ 12.10	$ 11.50	$ 10.62	$ 10.08	$ 9.47

Total Return
Total investment return based on net asset value(f)	(4.02)%	7.49%	5.97%	8.89%	5.50%	6.44%	(8.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,437	$57,171	$60,329	$57,826	$50,135	$32,081	$31,781
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.80	%(g)	1.82%	1.90	%(h)	1.90%	2.03%	2.72	%(g)	2.57%
Expenses, before waivers/reimbursements	1.80	%(g)	1.82%	1.91	%(h)	2.02%	2.53%	2.72	%(g)	2.57%
Net investment income (loss)	1.13	%(g)	1.03%	.86	%(c)(h)	.64	%(c)	.18	%(c)(d)	(.66	)%(g)	(.13)%
Portfolio turnover rate	23%	51%	57%	51%	129%	20%	78%

See footnote summary on page 110.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	May 1, 2003 to August 31, 2003(i)	Year Ended April 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 12.89	$ 12.13	$ 11.52	$ 10.64	$ 10.09	$ 9.48	$ 10.35

Income From Investment Operations
Net investment income (loss)(b)	.07	.14	.11	.07	(c)	.03	(c)(d)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	.75	.58	.87	.53	.63	(.83)
Contribution from Adviser	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.50)	.89	.69	.94	.56	.61	(.84)

Less: Dividends
Dividends from net investment income	(.08)	(.13)	(.08)	(.06)	(.01)	– 0	–	(.03)

Net asset value, end of period	$ 12.31	$ 12.89	$ 12.13	$ 11.52	$ 10.64	$ 10.09	$ 9.48

Total Return
Total investment return based on net asset value(f)	(3.93)%	7.39%	6.05%	8.87%	5.59%	6.43%	(8.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$81,545	$83,433	$63,889	$45,364	$26,766	$5,920	$6,011
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.79	%(g)	1.80%	1.89	%(h)	1.90%	1.99%	2.69	%(g)	2.54%
Expenses, before waivers/reimbursements	1.79	%(g)	1.80%	1.89	%(h)	2.00%	2.52%	2.69	%(g)	2.54%
Net investment income (loss)	1.15	%(g)	1.07%	.89	%(h)	.65	%(c)	.26	%(c)(d)	(.63	)%(g)	(.09)%
Portfolio turnover rate	23%	51%	57%	51%	129%	20%	78%

See footnote summary on page 110.

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,					September 2, 2003(j) to August 31, 2004
			2007	2006		2005

Net asset value, beginning of period	$ 12.88		$ 12.11	$ 11.50		$ 10.62		$ 10.13

Income From Investment Operations
Net investment income(b)	.14		.26	.23		.18	(c)	.12	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)		.77	.58		.87		.46
Contribution from Adviser	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.44)		1.03	.81		1.05		.58

Less: Dividends
Dividends from net investment income	(.15)		(.26)	(.20)		(.17)		(.09)

Net asset value, end of period	$ 12.29		$ 12.88	$ 12.11		$ 11.50		$ 10.62

Total Return
Total investment return based on net asset value(f)	(3.49)%		8.57%	7.11%		9.95%		5.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,784		$10,326	$7,670		$4,774		$1,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(g)	.79%	.88	%(h)	.90%		1.00	%(g)
Expenses, before waivers/reimbursements	.78	%(g)	.79%	.88	%(h)	1.00%		1.48	%(g)
Net investment income	2.16	%(g)	2.07%	1.91	%(h)	1.66	%(c)	1.24	%(g)(c)(d)
Portfolio turnover rate	23%		51%	57%		51%		129%

See footnote summary on page 110.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,							May 1, 2003 to August 31, 2003(i)		Year Ended April 30, 2003
			2007	2006		2005		2004

Net asset value, beginning of period	$ 11.83		$ 11.51	$ 11.16		$ 10.65		$ 10.28		$ 10.11		$ 10.07

Income From Investment Operations
Net investment income(b)(c)	.12		.23	.20		.13		.07	(d)	.05		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)		.47	.33		.50		.34		.19		.10
Contribution from Adviser	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.14)		.70	.53		.63		.41		.24		.33

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.23)	(.18)		(.12)		(.04)		(.07)		(.29)
Distributions from net realized gain on investment transactions	(.40)		(.15)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.52)		(.38)	(.18)		(.12)		(.04)		(.07)		(.29)

Net asset value, end of period	$ 11.17		$ 11.83	$ 11.51		$ 11.16		$ 10.65		$ 10.28		$ 10.11

Total Return
Total investment return based on net asset value(f)	(1.35)%		6.15%	4.79%		5.95%		3.94%		2.36%		3.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,467		$85,786	$87,717		$70,145		$55,937		$36,857		$36,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(g)	1.20%	1.20	%(h)	1.20%		1.33%		1.55	%(g)	1.40%
Expenses, before waivers/reimbursements	1.25	%(g)	1.26%	1.33	%(h)	1.37%		1.79%		1.82	%(g)	1.69%
Net investment income(c)	1.99	%(g)	1.93%	1.73	%(h)	1.23%		.68	%(d)	1.57	%(g)	2.36%
Portfolio turnover rate	27%		59%	75%		63%		173%		37%		94%

See footnote summary on page 110.

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,							May 1, 2003 to August 31, 2003(i)		Year Ended April 30, 2003
			2007	2006		2005		2004

Net asset value, beginning of period	$ 12.10		$ 11.76	$ 11.40		$ 10.87		$ 10.54		$ 10.37		$ 10.31

Income From Investment Operations
Net investment income (loss)(b)(c)	.08		.15	.12		.06		(.01	)(d)	.03		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)		.48	.34		.51		.35		.19		.10
Contribution from Adviser	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.20)		.63	.46		.57		.34		.22		.27

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.14)	(.10)		(.04)		(.01)		(.05)		(.21)
Distributions from net realized gain on investment transactions	(.40)		(.15)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)		(.29)	(.10)		(.04)		(.01)		(.05)		(.21)

Net asset value, end of period	$ 11.43		$ 12.10	$ 11.76		$ 11.40		$ 10.87		$ 10.54		$ 10.37

Total Return
Total investment return based on net asset value(f)	(1.78)%		5.42%	4.01%		5.25%		3.22%		2.12%		2.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,348		$32,293	$37,910		$42,831		$46,781		$48,199		$47,156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(g)	1.90%	1.90	%(h)	1.90%		2.05%		2.25	%(g)	2.10%
Expenses, before waivers/reimbursements	1.97	%(g)	1.98%	2.06	%(h)	2.10%		2.52%		2.55	%(g)	2.42%
Net investment income (loss)(c)	1.29	%(g)	1.22%	1.00	%(h)	.51%		(.06	)%(d)	.87	%(g)	1.65%
Portfolio turnover rate	27%		59%	75%		63%		173%		37%		94%

See footnote summary on page 110.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,							May 1, 2003 to August 31, 2003(i)		Year Ended April 30, 2003
			2007	2006		2005		2004

Net asset value, beginning of period	$ 12.11		$ 11.77	$ 11.41		$ 10.88		$ 10.55		$ 10.38		$ 10.32

Income From Investment Operations
Net investment income (loss)(b)(c)	.08		.15	.12		.06		.00	(d)(e)	.03		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)		.48	.34		.51		.34		.19		.10
Contribution from Adviser	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.19)		.63	.46		.57		.34		.22		.27

Less: Dividends & Distributions
Dividends from net investment income	(.07)		(.14)	(.10)		(.04)		(.01)		(.05)		(.21)
Distributions from net realized gain on investment transactions	(.40)		(.15)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)		(.29)	(.10)		(.04)		(.01)		(.05)		(.21)

Net asset value, end of period	$ 11.45		$ 12.11	$ 11.77		$ 11.41		$ 10.88		$ 10.55		$ 10.38

Total Return
Total investment return based on net asset value(f)	(1.70)%		5.42%	4.00%		5.25%		3.21%		2.12%		2.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,449		$33,937	$29,954		$26,075		$22,284		$9,091		$8,398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(g)	1.90%	1.90	%(h)	1.90%		2.01%		2.25	%(g)	2.10%
Expenses, before waivers/reimbursements	1.95	%(g)	1.96%	2.04	%(h)	2.08%		2.50%		2.54	%(g)	2.41%
Net investment income (loss)(c)	1.29	%(g)	1.24%	1.02	%(h)	.53%		(.01	)%(d)	.87	%(g)	1.64%
Portfolio turnover rate	27%		59%	75%		63%		173%		37%		94%

See footnote summary on page 110

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,					September 2, 2003(j) to August 31, 2004
			2007	2006		2005

Net asset value, beginning of period	$ 11.85		$ 11.53	$ 11.19		$ 10.67		$ 10.29

Income From Investment Operations
Net investment income(b)(c)	.13		.26	.23		.18		.09	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)		.48	.32		.49		.34
Contribution from Adviser	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.12)		.74	.55		.67		.43

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.27)	(.21)		(.15)		(.05)
Distributions from net realized gain on investment transactions	(.40)		(.15)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.54)		(.42)	(.21)		(.15)		(.05)

Net asset value, end of period	$ 11.19		$ 11.85	$ 11.53		$ 11.19		$ 10.67

Total Return
Total investment return based on net asset value(f)	(1.19)%		6.46%	4.99%		6.33%		4.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,206		$7,531	$5,693		$4,494		$297
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(g)	.90%	.90	%(h)	.90%		.99	%(g)
Expenses, before waivers/reimbursements	.95	%(g)	.96%	1.03	%(h)	1.10%		1.48	%(g)
Net investment income(c)	2.31	%(g)	2.24%	2.02	%(h)	1.67%		.98	%(d)(g)
Portfolio turnover rate	27%		59%	75%		63%		173%

See footnote summary on page 110.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Financial Highlights

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net of expenses waived and reimbursed by the Adviser.
(d)	Net of expenses waived and reimbursed by the Transfer Agent.
(e)	Amount is less than $.005.
(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(g)	Annualized.
(h)	The ratio includes expenses attributable to costs of proxy solicitation.
(i)	The Strategy changed its fiscal year end from April 30 to August 31.
(j)	Commencement of distribution.

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner (1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Stephen Beinhacker, Vice President

Michael P. Curcio, Vice President

Henry S. D’Auria, Vice President

Robert B. (Guy) Davidson III, Vice President

Sharon E. Fay, Vice President

Marilyn G. Fedak, Vice President

Eric J. Franco, Vice President

Daniel T. Grasman(2), Vice President

Mark A. Hamilton(2), Vice President

David P. Handke, Jr., Vice President

Joshua B. Lisser(2), Vice President

John P. Mahedy, Vice President

Christopher W. Marx, Vice President

Teresa L. Marziano, Vice President

Seth J. Masters(2), Vice President

Melanie A. May, Vice President

Christopher H. Nikolich(2), Vice President

Jimmy K. Pang, Vice President

Joseph G. Paul, Vice President

John D. Phillips, Vice President

James G. Reilly, Vice President

Lisa A. Shalett, Vice President

Kevin F. Simms, Vice President

Christopher M. Toub, Vice President

P. Scott Wallace, Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller and Chief Accounting Officer

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for each Strategy’s portfolio are made by the Blend Investment Team. Messrs. Grasman, Hamilton, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Wealth Preservation Strategy. Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Trustees on July 31-August 2, 2007.

2	It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include “AllianceBernstein.”

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fees	Net Assets	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$369.7	Tax-Managed Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$499.1	Tax-Managed Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$161.7	Tax-Managed Wealth Preservation Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of each Strategy’s fiscal year upon at least 60 days written notice. It should be noted that, except for all four share classes of Tax-Managed Wealth Preservation Strategy, the Strategies were operating below their expense caps during the most recent semi-annual period. Accordingly, the expense

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

limitation undertaking of those Strategies were of no effect. In addition, set forth below are the gross expense ratios of each Strategy during the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (06/30/07)[4]	Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.20% 1.90% 1.90% 0.90%	1.12% 1.84% 1.83% 0.82%	August 31

Tax-Managed Wealth Appreciation Strategy	Class A Class B Class C Advisor	1.50% 2.20% 2.20% 1.20%	1.16% 1.88% 1.87% 0.86%	August 31

Tax-Managed Wealth Preservation Strategy	Class A Class B Class C Advisor	1.20% 1.90% 1.90% 0.90%	1.27% 1.99% 1.97% 0.97%	August 31

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of

4	Annualized.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies. However, with respect to the Strategies, the Adviser represented that there are no institutional products that have substantially similar investment styles as the Strategies.

The Adviser also manages other retail mutual funds, specifically, certain series (the “Non-Tax-Managed Wealth Strategies”)5 of the Trust and of the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”),6 which have similar investment styles as the Strategies, but are managed without regard to taxes. The following table shows the fee schedules of the Non-Tax-Managed Wealth Strategies and the relevant AVPS portfolios:7

Strategy	Non-Tax-Managed Wealth Strategy/ AVPS Portfolio	Fee Schedule
Tax-Managed Balanced Wealth Strategy	Balanced Wealth Strategy/Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

Tax-Managed Wealth Appreciation Strategy	Wealth Appreciation Strategy/ Wealth Appreciation Strategy Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance

Tax-Managed Wealth Preservation Strategy	Wealth Preservation Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

5	Pertains to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy.

6	Pertains to AllianceBernstein Balanced Wealth Strategy Portfolio and AllianceBernstein Wealth Appreciation Strategy Portfolio. AVPS, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts.

7	The Non-Tax-Managed Wealth Strategies and AVPS were also affected by the settlement between the Adviser and the NYAG. As a result, these funds have the same breakpoints in their advisory fee schedules as the Strategies.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Strategies:8

Strategy	Luxembourg Fund	Fee[9]
Tax-Managed Balanced Wealth Strategy	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

Tax-Managed Wealth Preservation Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:10

Strategy	ACITM Mutual Fund	Fee
Tax-Managed Balanced Wealth Strategy	Alliance Global Balance (50% Global Bond/50% Global Equity)[11] Alliance Global Balance (30% Global Bond/70% Global Equity)[11]	0.70% 0.75%

Tax-Managed Wealth Preservation Strategy	Alliance Global Balance (70% Global Bond/30% Global Equity)[11]	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed

8	Similar to the Non-Tax-Managed Wealth Strategies, these funds are managed without regards to taxes.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

10	See footnote 8.

11	This ACITM fund is privately placed or institutional.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Strategy.13

Tax-Managed Wealth Appreciation Strategy’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee[14]	Lipper Group Median	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.767	1/14
Tax-Managed Wealth Appreciation Strategy[15]	0.650	0.893	2/16
Tax-Managed Wealth Preservation Strategy	0.550	0.700	2/9

Lipper also analyzed the total expense ratio of each Strategy in comparison to medians of such Strategy’s EG and Lipper Expense Universe (“EU”).16 Since Lipper had expanded Tax-Managed Wealth Appreciation Strategy’s EG, under Lipper’s standard guidelines, the Strategy’s EU was also expanded to include

12	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

13	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any waivers or expense reimbursements for expense caps that would effectively reduce the effective management fee rate.

15	The Strategy’s EG includes the Strategy, seven other Global Large-Cap Growth funds (“GLCG”), four Global Multi-Cap Core funds (“GMLC”) and four Global Multi-Cap Growth funds (“GMLG”).

16	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

peers that had a similar but not the same Lipper investment classification/objective as the Strategy.17 The result of that analysis is set forth below:

Strategy	Expense Ratio (%)[18]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.185	1.280	4/14	1.204	18/39

Tax-Managed Wealth Appreciation Strategy[19]	1.360	1.505	3/16	1.510	4/21

Tax-Managed Wealth Preservation Strategy	1.200	1.253	2/9	1.506	6/28

Based on this analysis, Tax-Managed Balance Wealth Strategy and Tax-Managed Wealth Appreciation Strategy have a more favorable ranking on a management fee basis than they do on a total expense ratio basis. Tax-Managed Wealth Preservation Strategy has equally favorable rankings.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. Except for Tax-Managed Wealth Appreciation Strategy, the Adviser’s profitability percentage from providing investment advisory services to each Strategy increased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have

17	The expansion of the Strategy’s EU was not requested by the Adviser or the Senior Officer. They requested only the EG be expanded.

18	The total expense ratios shown are for the Strategies’ Class A shares.

19	The Strategy’s EU includes the Strategy, EG, and all other retail front-end GLCG, GMLC and GMLG funds, excluding outliers.

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Strategies.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.0 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.20

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$111,166
Tax-Managed Wealth Appreciation Strategy	$67,754
Tax-Managed Wealth Preservation Strategy	$44,717

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$1,672,240	$132,168
Tax-Managed Wealth Appreciation Strategy	$868,388	$60,319
Tax-Managed Wealth Preservation Strategy	$929,318	$74,409

20	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[21]
Tax-Managed Balanced Wealth Strategy	$191,591	$12,193
Tax-Managed Wealth Appreciation Strategy	$63,248	$2,870
Tax-Managed Wealth Preservation Strategy	$87,415	$6,172

The Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.  POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the

21	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)22 for the periods ended April 30, 2007:23

Strategy	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 Year	7.63	11.00	10.58	12/13	83/86
3 Year	8.40	9.20	9.53	10/13	48/66
5 Year	5.81	6.95	7.57	12/13	41/45
10 Year	5.78	5.78	6.65	6/11	23/33

Tax-Managed Wealth Appreciation Strategy
1 Year	11.45	13.24	13.57	6/8	12/15
3 Year	14.57	15.33	16.39	4/6	9/11

Tax-Managed Wealth Preservation Strategy
1 Year	5.55	6.45	8.00	8/8	79/82
3 year	5.63	4.74	5.63	3/6	26/51
5 year	5.17	N/A24	5.80	2/2	14/23
10 Year	5.47	N/A24	5.87	1/1	8/10

22	The Strategies’ PGs/PUs are not identical to their corresponding EGs/EUs. Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

23	It should be noted that until September 2, 2003, Tax-Managed Balanced Wealth Strategy, which was formerly called Alliance Growth Investors Fund, and Tax-Managed Wealth Preservation Strategy, which was formerly called Alliance Conservative Investors Fund, were using different investment strategies, most notably, the Strategies were not-taxed managed funds. As a result, the long-term returns are not reflective of returns that would have occurred using the Strategies’ new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Tax-Managed Wealth Appreciation Strategy is relatively new compared to Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy.

24	There is no PG median since the size of the Strategy’s PG is too small.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks:

	Periods Ending April 30, 2007 Annualized Performance
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)[26]
Tax-Managed Balanced Wealth Strategy	7.63	8.40	5.81	5.78	7.54
S&P 500 Stock Index	15.23	12.24	8.54	8.04	11.01
Lehman Brothers 5 year GO Muni Bond Index	4.23	3.06	3.71	4.77	N/A
50% S&P 500 Stock Index/50% Lehman Brothers 5 year GO Muni Index	9.73	7.65	6.13	6.41	8.08
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	11.45	14.57	N/A	N/A	14.15
S&P 500 Stock Index	15.23	12.24	N/A	N/A	13.77
MSCI EAFE Index	19.81	22.51	N/A	N/A	N/A
70% S&P 500 Stock Index/30% MSCI EAFE Index (Net)	16.60	15.32	N/A	N/A	17.00
Inception Date: September 2, 2003

Tax-Managed Wealth Preservation Strategy	5.55	5.63	5.17	5.47	6.13
Lehman Brothers 5 Year GO Muni Bond Index	4.23	3.06	3.17	4.77	6.59
S&P 500 Stock Index	15.23	12.24	8.54	8.04	5.14
70% Lehman Brothers 5 year GO Muni Bond Index/30% S&P 500 Stock Index	7.53	5.81	5.16	5.75	6.16
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

25	The performance returns shown are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns for each Strategy’s benchmark goes back only through the nearest month-end after inception date. In contrast, the since inception performance returns for each Strategy goes back to each Strategy’s actual inception date.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

AllianceBernstein Family of Funds

NOTES

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0152-0208

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: April 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: April 25, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: April 25, 2008